STOCK AND LIMITED PARTNERSHIP INTEREST

                               PURCHASE AGREEMENT


                          Dated as of September 1, 2006


                                  by and among


                          CHARYS HOLDING COMPANY, INC.,

                            COTTON HOLDINGS 1, INC.,

                           COTTON COMMERCIAL USA, LP,

                    COTTON RESTORATION OF CENTRAL TEXAS, LP,

                                       and

                          THE SELLERS SET FORTH HEREIN

                                        TABLE OF CONTENTS

                                                                                        PAGE

ARTICLE I.      PURCHASE AND SALE OF COTTON EQUITY INTERESTS . . . . . . . . . . . . . .   2
ARTICLE II.     PURCHASE PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
    2.01      Determination of  Purchase Price . . . . . . . . . . . . . . . . . . . . .   2
    2.02      Payment of Cash Consideration. . . . . . . . . . . . . . . . . . . . . . .   2
    2.03      Payment of Stock Consideration . . . . . . . . . . . . . . . . . . . . . .   3
    2.04      Aggregate Cash Consideration Adjustment Mechanism. . . . . . . . . . . . .   3
    2.05      Make-Whole Adjustment. . . . . . . . . . . . . . . . . . . . . . . . . . .   5
    2.06      Incentive Compensation.. . . . . . . . . . . . . . . . . . . . . . . . . .   6
    2.07      Purchaser Stock Issued to the Seller . . . . . . . . . . . . . . . . . . .   6
    2.08      Aged Accounts Receivable Adjustment. . . . . . . . . . . . . . . . . . . .   7
ARTICLE III     REPRESENTATIONS AND WARRANTIES OF SELLERS. . . . . . . . . . . . . . . .   7
    3.01      Power, Authority and Organization of the Seller. . . . . . . . . . . . . .   7
    3.02      No Conflict. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
    3.03      Ownership of the Cotton Equity Interests . . . . . . . . . . . . . . . . .   7
    3.04      Absence of Other Claims. . . . . . . . . . . . . . . . . . . . . . . . . .   8
    3.05      Investment Representations . . . . . . . . . . . . . . . . . . . . . . . .   8
ARTICLE IV.     REPRESENTATIONS AND WARRANTIES REGARDING THE COTTON GROUP COMPANIES. . .  10
    4.01      Organization and Authorization . . . . . . . . . . . . . . . . . . . . . .  10
    4.02      Authorized and Outstanding Stock . . . . . . . . . . . . . . . . . . . . .  11
    4.03      Absence of Other Claims. . . . . . . . . . . . . . . . . . . . . . . . . .  11
    4.04      No Conflict. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
    4.05      Required Consents and Approvals. . . . . . . . . . . . . . . . . . . . . .  11
    4.06      No Violation of Law. . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
    4.07      Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
    4.08      No Undisclosed Liabilities . . . . . . . . . . . . . . . . . . . . . . . .  12
    4.09      Real Property. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
    4.10      Personal Property. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
    4.11      Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
    4.12      Intellectual Property. . . . . . . . . . . . . . . . . . . . . . . . . . .  14


                                      -i-
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                                        TABLE OF CONTENTS
                                           (continued)

                                                                                        PAGE

    4.13      Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
    4.14      Employees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
    4.15      Employee Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
    4.16      Collective Bargaining. . . . . . . . . . . . . . . . . . . . . . . . . . .  19
    4.17      Labor Disputes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
    4.18      Bank Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
    4.19      Environmental Matters. . . . . . . . . . . . . . . . . . . . . . . . . . .  19
    4.20      Required Licenses and Permits. . . . . . . . . . . . . . . . . . . . . . .  21
    4.21      Insurance Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
    4.22      Major Suppliers and Customers. . . . . . . . . . . . . . . . . . . . . . .  22
    4.23      Contracts and Commitments. . . . . . . . . . . . . . . . . . . . . . . . .  22
    4.24      Agreements in Full Force and Effect. . . . . . . . . . . . . . . . . . . .  23
    4.25      Absence of Certain Changes and Events. . . . . . . . . . . . . . . . . . .  23
    4.26      Accounts Receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
    4.27      Tax Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
    4.28      Brokerage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
    4.29      Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
ARTICLE V.      REPRESENTATIONS AND WARRANTIES OF PURCHASER. . . . . . . . . . . . . . .  27
    5.01      Organization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
    5.02      Authorization. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
    5.03      No Conflict. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
    5.04      SEC Documents; Agreements; Financial Statements; Other Information . . . .  28
    5.05      Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
    5.06      Reporting Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
    5.07      Financial Condition; Taxes; Litigation . . . . . . . . . . . . . . . . . .  29
    5.08      Listing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
    5.09      Financing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
    5.10      Brokerage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
    5.11      Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
    5.12      Purchaser Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30


                                      -ii-
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                                        TABLE OF CONTENTS
                                           (continued)

                                                                                        PAGE

ARTICLE VI.     COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
    6.01      Operations of the Cotton Group Companies . . . . . . . . . . . . . . . . .  30
    6.02      Access . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
    6.03      Transfer Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
    6.04      Preparation of Supporting Documents. . . . . . . . . . . . . . . . . . . .  34
    6.05      Notices of Certain Events. . . . . . . . . . . . . . . . . . . . . . . . .  34
    6.06      Supplements to Schedules . . . . . . . . . . . . . . . . . . . . . . . . .  35
    6.07      No Solicitation of Transactions. . . . . . . . . . . . . . . . . . . . . .  35
    6.08      Filings; Other Actions; Notification . . . . . . . . . . . . . . . . . . .  36
    6.09      Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
    6.10      Publicity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
    6.11      Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
    6.12      Non-Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .  37
    6.13      Spin-Off Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
    6.14      Tax Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
    6.15      Employee Bonus Pool. . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
ARTICLE VII.    CONDITIONS TO EACH PARTY'S OBLIGATION TO CLOSE . . . . . . . . . . . . .  40
    7.01      Regulatory Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
    7.02      Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
ARTICLE VIII.   CONDITIONS TO OBLIGATIONS OF THE SELLERS . . . . . . . . . . . . . . . .  40
    8.01      Representations and Warranties True and Correct at Closing Date. . . . . .  40
    8.02      Performance of Obligations . . . . . . . . . . . . . . . . . . . . . . . .  41
    8.03      Documents Satisfactory in Form and Substance . . . . . . . . . . . . . . .  41
    8.04      Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
    8.05      No Material Change . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
    8.06      Termination of Stansell Contingent Interest. . . . . . . . . . . . . . . .  41
    8.07      Opinion of Counsel to the Purchaser. . . . . . . . . . . . . . . . . . . .  41
ARTICLE IX.     CONDITIONS TO OBLIGATIONS OF PURCHASER . . . . . . . . . . . . . . . . .  41
    9.01      Representations and Warranties True and Correct at Closing Date. . . . . .  41
    9.02      Performance Obligations. . . . . . . . . . . . . . . . . . . . . . . . . .  42


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                                        TABLE OF CONTENTS
                                           (continued)

                                                                                        PAGE

    9.03      No Material Change . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
    9.04      Other Necessary Consents . . . . . . . . . . . . . . . . . . . . . . . . .  42
    9.05      Opinion of Counsel to the Seller . . . . . . . . . . . . . . . . . . . . .  42
    9.06      Non-Compete Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . .  42
    9.07      Documents Satisfactory in Form and Substance . . . . . . . . . . . . . . .  42
    9.08      Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
    9.09      Employment Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . .  43
    9.10      Release of Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
ARTICLE X.      INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
    10.01     Indemnification Obligations of the Sellers . . . . . . . . . . . . . . . .  43
    10.02     Indemnification Obligations of Purchaser . . . . . . . . . . . . . . . . .  44
    10.03     Indemnification Procedure. . . . . . . . . . . . . . . . . . . . . . . . .  44
    10.04     Survival Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
    10.05     Liability Limits . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
    10.06     Determination of Purchaser Losses. . . . . . . . . . . . . . . . . . . . .  47
    10.07     Investigations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
    10.08     Set-Off. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
    10.09     Reduction of Purchase Price. . . . . . . . . . . . . . . . . . . . . . . .  47
    10.10     Damages. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
    10.11     Exclusive Remedy . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
ARTICLE XI.     TERMINATION PRIOR TO CLOSING DATE. . . . . . . . . . . . . . . . . . . .  47
    11.01     Termination of Agreement . . . . . . . . . . . . . . . . . . . . . . . . .  47
    11.02     Termination of Obligations . . . . . . . . . . . . . . . . . . . . . . . .  48
ARTICLE XII.    MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
    12.01     Entire Agreement; Survival . . . . . . . . . . . . . . . . . . . . . . . .  48
    12.02     Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
    12.03     Parties Bound by Agreement; Successors and Assigns . . . . . . . . . . . .  49
    12.04     Counterparts; Facsimile. . . . . . . . . . . . . . . . . . . . . . . . . .  49
    12.05     Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
    12.06     Modification and Waiver. . . . . . . . . . . . . . . . . . . . . . . . . .  49


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
                                        TABLE OF CONTENTS
                                           (continued)

                                                                                        PAGE

    12.07     Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
    12.08     Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
    12.09     Governing Law; Jurisdiction. . . . . . . . . . . . . . . . . . . . . . . .  50
    12.10     Public Announcements . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
    12.11     Knowledge. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
    12.12     No Third-Party Beneficiaries . . . . . . . . . . . . . . . . . . . . . . .  51
    12.13     "Including". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
    12.14     Gender and Number. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
    12.15     References . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
    12.16     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
    12.17     Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
    12.18     Currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
    12.19     Ordinary Course of Business. . . . . . . . . . . . . . . . . . . . . . . .  52
    12.20     Commercially Reasonable Efforts. . . . . . . . . . . . . . . . . . . . . .  52
    12.21     Material Adverse Change (or Effect). . . . . . . . . . . . . . . . . . . .  52
    12.22     Arbitration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
    12.23     Enforcement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------

SCHEDULES
---------
Schedule 2.04        Statement of Net Worth Mechanics
Schedule 2.06(a)(1)  Incentive Compensation Mechanics
Schedule 2.06(a)(2)  Incentive Employees
Schedule 2.06(b)     Integration Incentive Compensation Mechanics
Schedule 3.03        Ownership of Cotton Equity Interests
Schedule 4.01(a)     Qualifications to Conduct Business
Schedule 4.01(c)     Officers and Directors of the Corporation
Schedule 4.03        Other Claims
Schedule 4.04        Conflicts
Schedule 4.05        Required Consents
Schedule 4.07        Financial Statements
Schedule 4.09(a)     Real Property
Schedule 4.09(c)     Permitted Liens
Schedule 4.10(a)     Personal Property
Schedule 4.10(b)     Property Held at Other Locations
Schedule 4.10(d)     Personal Property Leases
Schedule 4.11        Indebtedness
Schedule 4.12(b)     Intellectual Property
Schedule 4.12(c)     Obligations Related to Intellectual Property
Schedule 4.13        Litigation
Schedule 4.14(a)     Employees
Schedule 4.15(a)(i)  Employee Benefit Plans
Schedule 4.18        Bank Accounts
Schedule 4.19(b)     Exceptions to Compliance with Environmental Laws
Schedule 4.20        Cotton Authorizations
Schedule 4.21        Insurance Policies
Schedule 4.22        Major Suppliers and Customers
Schedule 4.23        Contracts and Commitments
Schedule 4.25        Absence of Changes
Schedule 4.26(a)     Owner Notes Receivable
Schedule 4.26(b)     Accounts Receivable
Schedule 4.27(b)     Tax Returns
Schedule 4.27(c)     Tax Deficiencies
Schedule 4.27(d)     Tax Sharing Agreements
Schedule 4.27(e)     Tax Election Adjustments
Schedule 5.05        Capitalization of Purchaser
Schedule 5.07        Financial Condition of Purchaser
Schedule 6.13        Spin-Off Agreement
Schedule 12.11(a)    Seller's Knowledge


                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------
                                  (CONTINUED)

EXHIBITS
--------

Exhibit A            Cotton Group Companies
Exhibit B            Purchase Price Allocation Among Sellers
Exhibit C            Form of Seller Note
Exhibit D            Form of Tax Reimbursement Note
Exhibit E            Form of Escrow Agreement
Exhibit F            Form of Registration Rights Agreement
Exhibit G            Form of Non-Competition Agreement
Exhibit H            Form of Employment Agreement

                     STOCK AND LIMITED PARTNERSHIP INTEREST
                               PURCHASE AGREEMENT

     This STOCK AND LIMITED PARTNERSHIP INTEREST PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of September 1, 2006, by and among
 ---------
CHARYS  HOLDING  COMPANY,  INC.,  a  Delaware  corporation ("Purchaser"), COTTON
                                                             ---------
HOLDINGS  1,  INC.,  a  Delaware  corporation  (the  "Cotton Holdings"),  COTTON
                                                      ---------------
COMMERCIAL  USA,  LP,  a Texas limited partnership ("Cotton Commercial"), COTTON
                                                     -----------------
RESTORATION  OF  CENTRAL  TEXAS,  LP,  a  Texas  limited  partnership  ("Cotton
                                                                         ------
Restoration"),  Bryan  Michalsky,  James Scaife, Randall Thompson, Daryn Ebrecht
-----------
and  Pete  Bell  (collectively, the "Cotton Holdings Sellers"), Chad Weigman and
                                     -----------------------
Blake  Stansell  (collectively,  the  "Cotton  Commercial  Sellers")  and Johnny
                                       ---------------------------
Slaughter and Russell White (collectively, the "Cotton Restoration Sellers" and,
                                                --------------------------
together with the Cotton Holdings Sellers and Cotton Commercial Sellers, the "Sellers").
 -------

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Cotton Holdings Sellers own all of the issued and outstanding shares of capital stock of Cotton Holdings; and

     WHEREAS, the Cotton Commercial Sellers and Cotton Holdings collectively own all of the limited partnership interests in Cotton Commercial, and Cotton USA GP, LLC, a wholly-owned subsidiary of Cotton Holdings, owns all of the general partnership interests in Cotton Commercial; and

     WHEREAS, the Cotton Restoration Sellers and CCI-LP, LLC, a wholly-owned subsidiary of Cotton Holdings, collectively own all of the limited partnership interests in Cotton Restoration, and CCI-GP, LLC, a wholly-owned subsidiary of Cotton Holdings, owns all of the general partnership interests in Cotton Restoration; and

     WHEREAS, Cotton Holdings, Cotton Commercial, Cotton Restoration, and the other direct and indirect subsidiaries of Cotton Holdings set forth on EXHIBIT A
                                                                       ---------
attached  hereto  (collectively,  the  "Cotton  Group  Companies"  and  each,
                                        ------------------------
individually,  a  "Cotton  Group  Company")  are  in  the  business of providing
                   ----------------------
catastrophe management, reconstruction, restoration, and environmental remediation services throughout the United States of America (the "Cotton Group
                                                                    ------------
Business");  and
--------

     WHEREAS, in reliance on and subject to the terms, conditions, representations, warranties, covenants and agreements contained herein, Purchaser desires to purchase all of the issued and outstanding shares of Cotton Holdings (the "Cotton Holdings Shares") from the Cotton Holdings Sellers, all of
               ----------------------
the limited partnership interests of Cotton Commercial held by the Cotton Commercial Sellers (the "Cotton Commercial LP Interests") and all of the limited
                         ------------------------------
partnership interests of Cotton Restoration held by the Cotton Restoration Sellers (the "Cotton Restoration LP Interests" and, together with the Cotton
                ---------------------------------
Holdings  Shares  and  the  Cotton  Commercial  LP Interests, the "Cotton Equity
                                                                   -------------
Interests"),  the  Sellers  desire  to  sell  the  Cotton  Equity  Interests  to
---------
Purchaser;

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements herein contained, and upon and subject to the terms and the conditions hereinafter set forth, the parties do hereby agree as follows:

                                   ARTICLE I.
                  PURCHASE AND SALE OF COTTON EQUITY INTERESTS
                  --------------------------------------------

     Upon the terms and subject to the conditions of this Agreement, at the closing of the transactions contemplated herein (the "Closing"), (a) the Cotton
                                                       -------
Holdings Sellers shall sell, assign, transfer and convey unto Purchaser, and Purchaser shall purchase and acquire from the Cotton Holdings Sellers, all (but not less than all) of the Cotton Holdings Shares, (b) the Cotton Commercial Sellers shall sell, assign, transfer and convey unto Purchaser, and Purchaser shall purchase and acquire from the Cotton Commercial Sellers, all (but not less than all) of the Cotton Commercial LP Interests, and (c) the Cotton Restoration Sellers shall sell, assign, transfer and convey unto Purchaser, and Purchaser shall purchase and acquire from the Cotton Restoration Sellers, all (but not less than all) of the Cotton Restoration LP Interests, in each case free and clear of any and all claims, liens, charges and encumbrances. The Closing shall occur at 10:00 a.m. on September 22, 2006, or such other date as the parties mutually agree (the "Closing Date"), at the offices of Paul, Hastings, Janofsky
                      ------------
&  Walker  LLP,  600  Peachtree  Street,  Suite  2400,  Atlanta,  GA  30308.

                                   ARTICLE II.
                                 PURCHASE PRICE
                                 --------------

     2.01     DETERMINATION OF  PURCHASE PRICE.  In consideration of the sale of
              --------------------------------
all of the Cotton Equity Interests to Purchaser, Purchaser shall pay to the Sellers aggregate consideration of up to $75,000,000 (the "Base Purchase Price")
                                                           -------------------
by  delivery  of  (i)  cash  (the  "Cash Consideration") and (ii) shares ("Stock
                                    ------------------                     -----
Consideration") of the Purchaser's Common Stock (the "Purchaser Stock"), as more
-------------                                         ---------------
fully  set  forth  below and subject to adjustment as provided herein, allocable among  the  Sellers  as  set  forth  on  EXHIBIT  B  attached  hereto.
                                         ----------

     2.02     PAYMENT  OF  CASH  CONSIDERATION.
              --------------------------------

          (a) On August 21, 2006, Purchaser paid to certain Sellers Cash Consideration in an amount equal to $1,000,000 (the "Non-Refundable Cash
                                                             -------------------
Consideration"),  as  more  fully  set  forth  on  EXHIBIT  B  attached  hereto.
-------------                                      ----------
Purchaser acknowledges and agrees that if the Agreement terminates for any reason, (i) the Sellers shall be entitled to retain any and all portions of the Non-Refundable Cash Consideration paid by Purchaser to the Sellers, and (ii) Purchaser waives all claims and causes of action with respect to the Non-Refundable Cash Consideration.

          (b) At Closing, Purchaser shall deliver to the Sellers Cash Consideration in an amount equal to $20,000,000 (the "Closing Date Cash
                                                              ------------------
Consideration"),  less  the amount of any indebtedness for borrowed money of the
-------------
Cotton Group Companies outstanding on the Closing Date and not included in the calculation of consolidated Net Working Capital.

          (c) At Closing, Purchaser shall deliver to the Seller additional Cash Consideration in an amount equal to $5,000,000, in the form of a promissory note attached hereto as EXHIBIT C (the "Seller Note"), which Seller Note shall
                          ---------       -----------
be  due  and  payable,  in  cash,  on
the one year anniversary of the Closing Date, bearing interest from the Closing Date at a rate of 9% per annum. The principal amount of the Seller Note shall be subject to adjustment pursuant to Section 2.08 hereof. Further, Purchaser
                                        ------------
may set-off against any amounts due under the Seller Note the amount of any Purchaser Losses for which the Sellers must indemnify the Purchaser Indemnified Parties in accordance with ARTICLE X hereof, including satisfaction of the
                               ----------
procedures  and  conditions  set  forth  in  Sections  10.03  and  10.06 hereof.
                                             ---------------       -----

          (d) At Closing, Purchaser shall deliver to the Cotton Holdings Sellers additional Cash Consideration in an amount equal to be agreed upon by the parties, which consideration shall not exceed $5,000,000, in the form of a promissory note attached hereto as EXHIBIT D (the "Tax Reimbursement Note"),
                                       ---------       ----------------------
which Tax Reimbursement Note shall be due and payable, in cash, on April 1, 2007, bearing zero interest. The principal amount of the Tax Reimbursement Note shall be subject to reduction (a) to the extent that the actual Transaction Tax Amount (as defined below), calculated based on the Determination Date Financial Statements, is less than the amount set forth in the preceding sentence, and (b) for the full amount of built-in gains Tax (as defined in Code Section 1374)
required  to  be  paid  by Cotton Holdings to any Taxing Authority (the "Section
                                                                         -------
1374  Tax")  in  connection  with the Section 338(h)(10) Election (as defined in
---------
Section 6.14(c) hereof) as reflected on the Final Statement of Section 1374 Tax. For purposes of this Section 2.02(d), "Transaction Tax Amount" shall mean the excess of (i) the amount of Tax required to be paid by the Cotton Holdings Sellers as a result of the acquisition of the Cotton Holdings Shares pursuant to this Agreement (excluding any Section 1374 Tax), over (ii) the amount of Tax that would have been required to be paid by the Cotton Holdings Sellers had the acquisition of the Cotton Holdings Shares been structured as a tax free reorganization under Code Section 368 (assuming no more than 40% of the total consideration would have been paid in the form of Purchaser Stock).

          (e) At Closing, Purchaser shall deliver to the Escrow Agent (defined below) a cash amount equal to $17,200,000, to be held by the Escrow Agent pursuant to the terms of this Section 2.02(d), Section 2.04 and the Escrow Agreement to be entered into by and among the parties hereto in the form attached hereto as EXHIBIT E (the "Escrow Agreement"). On the Final
                      ---------         -----------------
Determination  Date  (as defined in Section 2.04 below), Purchaser shall deliver
                                    ------------
to  the  Sellers  Cash Consideration in an amount equal to (i) $17,200,000, less
                                                                            ----
(ii) the amount, if any, by which the consolidated Net Working Capital set forth on the final Statement of Net Worth is less than $3,900,000 (such amount being the "Final Determination Date Cash Consideration" and, collectively with the
      ----------------------------------------------
Non-Refundable Cash Consideration and the Initial Closing Cash Consideration, the "Aggregate Cash Consideration").
      ------------------------------

     2.03     PAYMENT  OF  STOCK  CONSIDERATION.  On the Closing Date, Purchaser
              ---------------------------------
shall issue to the Sellers Stock Consideration of 1,786,666 shares of Purchaser Stock.

     2.04     AGGREGATE  CASH  CONSIDERATIONADJUSTMENT  MECHANISM.
              ---------------------------------------------------

          (a) As soon as practicable, but in no event more than sixty (60) days after the Closing Date, the Sellers shall cause the Cotton Group Companies to prepare and deliver to the Purchaser (i) a statement (the "Statement of
                                                                    ------------
Section  1374 Tax") setting forth the amount of the Section 1374 Tax required to
-----------------
be paid by Cotton Holdings, and (ii)  a statement (the "Statement of Net Worth")
                                                        ----------------------
setting forth the net worth of the Cotton Group Companies as determined from the audited consolidated balance sheet of the Cotton Group Companies as of the close of business on July 31, 2006 (the "Determination Date Financial Statements"),
                                      ---------------------------------------
prepared from the audited consolidated balance sheet of the Companies as of the close of business on July 31, 2006 and in accordance with SCHEDULE 2.04.
                                                                  -------------

          (b) The Purchaser and its accountants and other representatives shall have the right to review and verify the Determination Date Financial
Statements, the Statement of Section 1374 Tax and the Statement of Net Worth, and the Sellers shall provide the Purchaser (i) with reasonable access to all books, records, work papers, written procedures, and reports used to prepare the Determination Date Financial Statements, the Statement of Section 1374 Tax and the Statement of Net Worth, and (ii) personnel necessary to enable the Purchaser and its accountants and other representatives to fully evaluate the Determination Date Financial Statements, the Statement of Section 1374 Tax and the Statement of Net Worth.

          (c) The Purchaser shall have fifteen (15) days following the date of Purchaser's receipt of the Determination Date Financial Statements and the Statement of Section 1374 Tax during which to notify the Sellers of any dispute of any item contained therein, which notice shall set forth in detail the basis for such dispute. Purchaser and the Sellers shall cooperate in good faith to resolve any such dispute as promptly as possible, and upon such resolution, the Statement of Section 1374 Tax and the Statement of Net Worth shall be revised in accordance with the agreement of the Purchaser and the Sellers. In the event the Purchaser does not notify the Sellers of any such dispute within such fifteen (15)-day period or notifies the Sellers within such period that it does not dispute any item contained therein, the Statement of Section 1374 Tax shall become the Final Statement of Section 1374 Tax and the Statement of Net Worth shall become the Final Statement of Net Worth. In the event the Purchaser and the Sellers are unable to resolve any dispute regarding the Statement of Section 1374 Tax and/or the Statement of Net Worth within fifteen (15) days following the Sellers' receipt of notice of such dispute, such dispute shall be submitted to, and all issues having a bearing on the dispute shall be resolved by, the Houston, Texas office of a nationally recognized accounting firm that shall be mutually acceptable to the Sellers and the Purchaser, which shall include, without limitation, any "Big Four" accounting firm (the "Accounting Referee").
                                                           ------------------
In resolving any such dispute, the Accounting Referee shall consider only those items or amounts in the Determination Date Financial Statements, the Statement of Section 1374 Tax or Statement of Net Worth as to which the Purchaser has disagreed. The Accounting Referee's determination of the Statement of Section 1374 Tax and/or the Statement of Net Worth shall be final and binding on the Parties, and shall become the Final Statement of Section 1374 Tax, and the Final Statement of Net Worth, as applicable. The Accounting Referee shall use commercially reasonable efforts to complete its work within thirty (30) days following its engagement. The expenses of the Accounting Referee shall be borne 100% by the non-prevailing party as determined by the Accounting Referee. The Statement of Net Worth, as adjusted pursuant to this Section 2.04, shall
                                                             ------------
become  the  "Final  Statement  of  Net  Worth"  and the date on which Purchaser
              --------------------------------
delivers  to  Seller  the  Final  Statement  of  Net  Worth  shall be the "Final
                                                                           -----
Determination Date."  The Statement of Section 1374 Tax, as adjusted pursuant to
------------------
this  Section  2.04,  shall  become  the  "Final Statement of Section 1374 Tax."
      -------------                        ------------------------------------

     2.05     MAKE-WHOLE  ADJUSTMENT.
              ----------------------

          (a)     The  following  terms  have  the  meanings  set  forth  below:

               (i)     "Make-Whole  Date"  means  the  first  anniversary of the
                        ----------------
Closing Date, provided that if such date falls on a non-business day, the Make-Whole Date shall be the preceding business day.

               (ii)     "Make  Whole  Deficit"  means the value, if positive, of
                         --------------------
(A) the Target Stock Consideration Value, minus (B) the product of (1) 1,786,666
                                          -----
multiplied  by  (2)  the  Market  Price  of  the  Purchaser  Stock during the 15
--------------
consecutive  trading  days  prior  to  the  Make-Whole  Date.

               (iii)     "Market  Price"  means, with respect to any period, the
                          -------------
weighted average sale price of the Purchaser Stock during such period as determined by (i) the principal stock exchange, or the NASDAQ/NMS, as the case may be, on which shares of Purchaser Stock are then listed or admitted to trading, or (ii) if the Purchaser Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ/NMS, the average of the last reported closing bid and asked prices on each such day in the over-the-counter market, as furnished by the NASDAQ system or National Quotation Bureau, Inc., or
(iii) if neither NASDAQ, or National Quotation Bureau, Inc. is at the time engaged in the business of reporting such prices, then as furnished by any similar firm then engaged in such business

               (iv)     "NASDAQ/NMS"  means  that  National  Association  of
                         ----------
Securities  Dealers'  Automated  Quotation  National  Market  System.

               (v)     "Target  Stock  Consideration  Value"  means $26,800,000.
                        -----------------------------------

          (b) In the event that the Market Price of the Purchaser Stock during the fifteen consecutive trading days immediately prior to the Make-Whole Date is less than $15.00 per share (the "Target Per Share Stock Price"),
                                                 ----------------------------
Purchaser shall, at Purchaser's option, either (x) issue to the Sellers that number of additional shares of Purchaser Stock (the "Make-Whole Shares") equal
                                                       -----------------
to  (1)  the  Make  Whole  Deficit, divided by the Market Price of the Purchaser
                                    ----------
Stock on the Make-Whole Date, or (y) pay to the Sellers an amount in cash equal to (1) the Target Stock Consideration Value, less (2) the Make Whole Deficit.
                                                ----
Such issuance shall be completed or such cash payment shall be made no later than the third business day after the Make-Whole Date.

          (c) Notwithstanding anything to the contrary set forth herein, Purchaser's obligation to make any adjustment in accordance with this Section
                                                                         -------
2.05,  or  to issue any Make-Whole Shares, shall terminate in the event that, at
----
any time prior to the Make-Whole Date, the average Market Price Per Share of the Stock Consideration during any 90 consecutive trading days following the date the Sellers are entitled to freely trade the Stock Consideration without restrictions  pursuant  to  the  Registration  Rights  Agreement exceeds $15.00.
Further, on the Make Whole Date, Purchaser may reduce the Target Stock Consideration Value by the amount of any Purchaser Losses for which the Sellers must indemnify the Purchaser Indemnified Parties in accordance with ARTICLE X
                                                                       ---------
hereof, including satisfaction of the procedures and conditions set forth in Sections 10.03 and 10.06 hereof.
---------------       -----

     2.06     INCENTIVE  COMPENSATION.
              -----------------------

          (a)     The  Sellers  shall,  for each Performance Year (as defined on
SCHEDULE  2.06(A)(1)),  be  entitled  to  earn  incentive  compensation, payable
--------------------
annually within 30 days following the filing of the Purchaser's 10-K for each of the fiscal years ending April 30, 2007, 2008 and 2009, based upon the financial performance of the Cotton Group Companies according to the formula set forth on
SCHEDULE  2.06(A)(1).  Upon determining the portion of the Bonus Pool Amount (as
--------------------
defined  on  SCHEDULE  2.06(A)(1)) payable for each Employment Year, the Sellers
             --------------------
shall notify Purchaser of the portion of such amount to be paid to each employee identified on SCHEDULE 2.06(A)(2) (the "Incentive Employees") (to the extent
                --------------------        -------------------
that each such employee continues to be entitled to incentive compensation pursuant to the terms of his or her employment agreement with Purchaser or the Cotton Group Companies) or any other employee who becomes eligible for incentive compensation pursuant to the terms of his or her employment agreement with the Corporation.

          (b)     The  Sellers  shall  be  entitled  to  earn  additional equity compensation based upon the financial performance of acquired companies, determined in accordance with the provisions of SCHEDULE 2.06(B).
                                                       -----------------

     2.07     PURCHASER  STOCK  ISSUED  TO  THE  SELLER.
              -----------------------------------------

          (a) No fractional shares of Purchaser Stock shall be issued to the Sellers hereunder, and the number of shares of Purchaser Stock to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises pursuant to any calculation in Section 2.06 or elsewhere herein,
                                               ------------
the Purchaser shall eliminate such fractional share interest by paying the Sellers the amount computed by multiplying the fractional interest by the price of a full share (with such price being the same price used to determine the shares then being issued).

          (b) The Sellers shall be granted registration rights, with respect to all shares of Purchaser Stock issued to the Sellers hereunder, as more specifically set forth in that certain Registration Rights Agreement (the
"Registration  Rights  Agreement")  in  the  form attached  hereto as EXHIBIT F.
 -------------------------------                                      ---------

          (c) Shares of Purchaser Stock, when issued and delivered to the Sellers in accordance with the terms hereof, will be duly authorized, validly issued, fully-paid and non-assessable.

          (d) The stock certificates evidencing the shares of Purchaser Stock issued to Sellers hereunder will bear the following legend:

     THE SHARES OF STOCK EVIDENCED BY THIS STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

     2.08     AGED  ACCOUNTS RECEIVABLE ADJUSTMENT.  Not later than fifteen (15)
              ------------------------------------
days  prior  to  the  one  year  anniversary  of  the  Closing  Date  (the "Aged
                                                                            ----
Receivables  Adjustment  Date"),  the  Purchaser  shall  deliver to the Seller a
-----------------------------
schedule  (the  "Aged Receivables Schedule") identifying all accounts receivable
                 -------------------------
included on the Interim Financial Statements that have not been collected as of the Aged Receivables Adjustment Date (such accounts receivable being "Aged
                                                                            ----
Receivables").  On  the  Aged  Receivables  Adjustment Date, the Purchaser shall
-----------
transfer each such Aged Receivable to the Seller, and the principal amount of the Seller Note shall be reduced by the aggregate value of the transferred Aged Receivables. Upon Purchaser's transfer of the Aged Receivables to Seller,
Seller  shall  be  entitled  to  the  proceeds  of  the  collection  of any Aged
Receivables  following  the  Aged  Receivables  Adjustment  Date.

                                  ARTICLE III.
                    REPRESENTATIONS AND WARRANTIES OF SELLERS
                    -----------------------------------------

     Each Seller hereby represents and warrants to the Purchaser, only as to his respective ownership of Cotton Equity Interests, execution and delivery of this Agreement, investment in Purchaser Stock pursuant to the transaction contemplated by this Agreement, and the other matters addressed in this Article
                                                                         -------
III  (and not as to the ownership of other Sellers, their execution and delivery
---
of this Agreement, investment in Purchaser Stock or other such matters), that the statements contained in this Article III are correct and complete as of the
                                  -----------
date of this Agreement, and will be correct and complete as of the Closing Date as though made then and as though such date were substituted for the date of this Agreement throughout this Article III, except (i) to the extent any such
                                  -----------
representation or warranty speaks to an earlier date and (ii) as set forth in the or Schedules ("Schedules") to this Agreement delivered by the Sellers to the
                   ---------
Purchaser.

     3.01     POWER,  AUTHORITY  AND ORGANIZATION OF THE SELLER.  Seller has the
              -------------------------------------------------
right, power and capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller and constitutes Seller's legal, valid and binding obligation, enforceable in accordance with its terms.

     3.02     NO  CONFLICT.  The  execution  and  delivery  of this Agreement by
              ------------
Seller, the consummation of the transactions contemplated herein by Seller, and the performance of the covenants and agreements of Seller, will not, with or without the giving of notice or the lapse of time, or both, (a) violate, conflict with or result in a breach or default under any term or condition, or result in the termination, of any mortgage, indenture, contract, license, permit, instrument, trust document, or other agreement, document or instrument to which Seller is a party or by which Seller or any of Seller's properties may be bound, or (b) violate any provision of law, statute, rule, regulation, court order, judgment or decree, or ruling of any governmental authority, to which Seller is a party or by which Seller or Seller's properties may be bound.

     3.03     OWNERSHIP  OF  THE  COTTON  EQUITY  INTERESTS.  Seller  owns,
              ---------------------------------------------
beneficially and of record, good and valid title to the Cotton Equity Interests set forth beside such Seller's name on SCHEDULE 3.03 hereto, and such Cotton
                                           -------------
Equity Interests (a) are validly issued, fully paid and nonassessable, (b) are free and clear of any liens, restrictions, claims, equities, charges, options, rights of first refusal or encumbrances, with no defects of title whatsoever, and (c) constitute all of the issued and outstanding stock or limited partnership interests of Cotton Holdings, Cotton

Restoration and Cotton Commercial, as the case may be, other than limited partnership interests in Cotton Restoration and Cotton Commercial owned directly or indirectly by Cotton Holdings. Other than the Cotton Equity Interests, Seller owns no shares of capital stock, limited partnership interests or other equity securities of any Cotton Group Company and, except as set forth on
SCHEDULE  3.03,  Seller  does  not  have  any right of any kind to have any such
--------------
equity security issued. Upon the Closing Date, Purchaser shall have obtained good and valid title to the Cotton Equity Interests, free and clear of any liens, restrictions, claims, equities, options, charges, rights of first refusal, or encumbrances or other restrictions, and with no defects of title whatsoever. Seller has full and exclusive power, right and authority to vote the Cotton Equity Interests. Seller is not a party to or bound by any agreement affecting or relating to its right to transfer or vote any Cotton Equity Interest.

     3.04     ABSENCE OF OTHER CLAIMS.  No prior offer, issue, redemption, call,
              -----------------------
purchase, sale, merger, transfer, involvement in any transfer, negotiation or other transaction of any nature or kind with respect to any capital stock (including shares, offers, options, warrants, or debt convertible into shares, options or warrants) or other ownership interest in the Cotton Group Company in which Seller owns a Cotton Equity Interest, that has given or may give rise to
(a) any valid claim or action by any person (including any former or present holder of any of the Cotton Equity Interests) which is enforceable against the Seller or such Cotton Group Company; or (b) any valid ownership interest in such Cotton Group Company, and no fact or circumstance exists which could give rise to any such right, claim, action or interest on behalf of any person.

     3.05     INVESTMENT  REPRESENTATIONS.
              ---------------------------

          (a) Seller has sufficient knowledge and experience in financial and business matters to be able to evaluate the risks and merits of the investment represented by the issuance of the Purchaser Stock pursuant to
Article  II  hereof  (the  "Issued  Securities").
-----------                 ------------------

          (b) Seller is aware that the business of the Purchaser involves significant and material economic variables and risks that could adversely affect Seller's investment in the Issued Securities.

          (c) Seller is able to bear the economic risks of an investment in the Issued Securities, including the risk of losing all of such investment, and Seller has no need for liquidity with respect to such investment.

          (d) Seller acknowledges that no prospectus, offering circular or other offering statement containing information with respect to the Issued
Securities was delivered in connection with Seller's investment. Seller has made his own inquiry and analysis with respect to the Purchaser and its business, and further represents that Seller has had access, for a reasonable time prior to the issuance of the Issued Securities, to information concerning the Purchaser and has had the opportunity to ask questions of, and receive answers from, officers of the Purchaser concerning an investment in the Issued Securities and the business, management and financial affairs of the Purchaser, and to obtain additional information (to the extent the Purchaser possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Seller or to which the Seller had access.

          (e) The Issued Securities were not offered to the Seller by means of publicly disseminated advertisements or sales literature, or as part of a general solicitation, nor is Seller aware of any offers made to other persons by such means.

          (f) Seller acknowledges that he has either been supplied with or has had access to information to which a reasonable investor would attach significance in making investment decisions. In determining to proceed with this investment, Seller has relied solely upon the results of his own independent investigation with respect to the Issued Securities.

          (g) Seller is an "accredited investor" as defined in Rule 501(a) of Regulation D, promulgated under the Securities Act, which requires individual investors to either (i) have had individual income (exclusive of any income attributable to a spouse) of more than $200,000, or joint individual income with a spouse of more than $300,000, in each of the two most recent years and a reasonable expectation of reaching that level of income in the current year or
(ii) have an individual net worth (or combined net worth with a spouse), in excess of $1,000,000.

          (h) Seller is acquiring the Issued Securities for his own account and not with a view to resale or other distribution thereof inconsistent with or in violation of the federal securities laws or the securities or Blue Sky laws of any state. No other person or entity will have any interest, beneficial or otherwise, in the Issued Securities that Seller is acquiring hereunder, other than a community property interest of Seller's spouse, if applicable, in such Issued Securities under the laws of the State of Texas. Seller is not obligated to transfer the Issued Securities or any portion thereof to any other person or entity, nor does Seller have any agreement or understanding to do so.

          (i) Seller acknowledges and agrees that he may not, directly or indirectly, sell, assign, pledge, give, subject to lien or security interest or otherwise dispose of or encumber (collectively, "Transfer") all or any part of
                                                   --------
the Issued Securities except as expressly permitted by this Agreement, the Registration Rights Agreement and applicable law. Seller understands that the Purchaser may, as a condition of any Transfer of any Issued Securities which are not registered for sale pursuant to an effective registration statement of the Purchaser, require that he deliver an opinion of counsel reasonably acceptable to the Purchaser to the effect that neither the sale nor the proposed Transfer will result in any violation of applicable state securities laws, the Securities Act or the securities law of any other jurisdiction.

          (j) Seller acknowledges that, to the extent Seller deems necessary, he has relied on his own professional accounting, tax, legal and financial advisors with respect to an investment in the Purchaser and the acquisition of the Issued Securities, and obtained, to the extent he deems necessary, such professional advice with respect to the risks inherent in such investment and the suitability of an investment in the Issued Securities in light of his financial condition and investment needs.

          (k) Any non-public information about the Purchaser that has been disclosed to Seller by Purchaser or any of its representatives in connection with the acquisition of the Issued Securities is deemed to be confidential information of the Purchaser, and Seller hereby agrees that, unless the Purchaser has consented in writing to the contrary, Seller shall treat such information as Confidential Information under this Agreement.

          (l) The agreements, representations and warranties made herein extend to and apply to all portions of the Issued Securities. The acceptance by the Sellers of the Issued Securities shall constitute the Sellers confirmation that all agreements and representations made herein shall be true and correct at such time.

                                   ARTICLE IV.
       REPRESENTATIONS AND WARRANTIES REGARDING THE COTTON GROUP COMPANIES
       -------------------------------------------------------------------

     Cotton Holdings, Cotton Commercial and Cotton Restoration, and each of the Sellers hereby jointly and severally represent and warrant to the Purchaser that the statements contained in this Article IV are correct and complete as of the
                                   ----------
date of this Agreement, and will be correct and complete as of the Closing Date as though made then and as though such date were substituted for the date of this Agreement throughout this Article IV, except (i) to the extent any such
                                   ----------
representation or warranty speaks to an earlier date and (ii) as set forth in the Schedules.

     4.01     ORGANIZATION  AND  AUTHORIZATION.
              --------------------------------

          (a) Each Cotton Group Company is duly organized, validly existing and in good standing under the laws of its incorporation as specified on EXHIBIT
                                                                         -------
A and has all requisite power and authority, corporate or otherwise, to carry on
-
and conduct its business as it is now being conducted and to own or lease its properties and assets, and is duly qualified and in good standing in the jurisdictions  set  forth  on  SCHEDULE  4.01(a),  which, except as set forth on
                               -----------------
SCHEDULE  4.01(a),  are  the  only  jurisdictions  in  which  the  ownership  of
-----------------
properties or assets of each such Cotton Group Company or the conduct of the Cotton Group Business requires such qualification.

          (b)     EXHIBIT A sets  forth,  for each Cotton Group Company, (i) the
                  ---------
authorized number of equity interests in such Cotton Group Company, (ii) the name of each holder of equity interests in such Cotton Group Company, and (iii) for each such holder, the number of equity interests held by such holder and outstanding as of the date of this Agreement. Except as set forth on EXHIBIT A,
                                                                      ---------
no Cotton Group Company has any interest, direct or indirect, and has no commitment to purchase or otherwise acquire any interest, direct or indirect, in any other corporation, partnership, joint venture or other business enterprise.

          (c) The current officers and directors of each Cotton Group Company are listed on SCHEDULE 4.01(c).
                          -----------------

          (d) The copies of the company records of the Cotton Group Companies that have previously been delivered to Purchaser are true, correct and complete copies of the corporate records of the Cotton Group Companies in effect as of the date hereof. The copies of the minutes of directors', shareholders' and partners' meetings and the stock or equity books of the Cotton Group Companies that have been delivered previously to Purchaser are true, correct and complete copies of the records of all directors', shareholders' and partners' meetings and equity issuances through and including the date hereof and, to the Knowledge of the Cotton Group Companies or any Seller, reflect all transactions and other matters required to be reflected in such records, as well as such other matters customarily contained in records of such type.

     4.02     AUTHORIZED  AND  OUTSTANDING  STOCK.  All  of  the  Cotton  Equity
              -----------------------------------
Interests are validly issued, fully paid and nonassessable. All issuances, transfers or purchases of Cotton Equity Interests have been in compliance with all applicable agreements and all applicable laws, including federal and state securities laws, and all taxes thereon have been paid. There are no shares of capital stock or other equity interests held in the treasury of any Cotton Group Company.

     4.03     ABSENCE  OF  OTHER  CLAIMS.  Except as set forth on SCHEDULE 4.03,
              --------------------------                          -------------
there are not outstanding, nor is any Cotton Group Company bound by, any subscriptions, options, preemptive rights, warrants, calls, commitments or agreements or rights of any character requiring any Cotton Group Company to issue, or entitling any person or entity to acquire, any additional shares of capital stock or any other equity security, including any right of conversion or exchange under any outstanding security or other instrument, and no Cotton Group Company is obligated to issue or transfer any of its equity interests for any purpose. There are no outstanding obligations of any Cotton Group Company to repurchase, redeem or otherwise acquire any outstanding equity interest in any such Cotton Group Company.

     4.04     NO CONFLICT.  The execution and delivery of this Agreement by each
              -----------
Cotton Group Company that is a signatory hereto, the consummation of the transactions contemplated herein by each Cotton Group Company that is a signatory hereto, and the performance of the covenants and agreements of each Cotton Group Company that is a signatory hereto, will not, with or without the giving of notice or the lapse of time, or both, (a) except as set forth on
Schedule  4.04,  violate  or  conflict with any of the provisions of any charter
--------------
document, bylaw, limited liability company agreement, operating agreement or partnership agreement of any Cotton Group Company, (b) except as set forth on
SCHEDULE  4.04, violate, conflict with or result in a breach or default under or
--------------
cause termination of any term or condition of any mortgage, indenture, contract, license, permit, instrument, trust document, or other agreement, document or instrument to which any Cotton Group Company is a party or by which any Cotton Group Company or the properties of any Cotton Group Company may be bound, (c) violate any provision of law, statute, regulation, court order or ruling of any governmental authority, to which any Cotton Group Company is a party or by which any Cotton Group Company or the properties of any Cotton Group Company may be bound, or (d) result in the creation or imposition of any lien, claim, charge, restriction, security interest or encumbrance of any kind whatsoever upon any asset of any Cotton Group Company.

     4.05     REQUIRED  CONSENTS AND APPROVALS.  Except as set forth on SCHEDULE
              --------------------------------                          --------
4.05,  no  consent  or approval is required by virtue of the execution hereof by
----
any Seller or any Cotton Group Company or the consummation of any of the transactions contemplated herein by any Seller or any Cotton Group Company to avoid the violation or breach of, or the default under, or the creation of a lien on any assets of any Cotton Group Company pursuant to the terms of, any regulation, order, decree or award of any court or governmental agency or any lease, agreement, contract, mortgage, note, license, or any other instrument to which any Cotton Group Company is a party or to which any Cotton Group Company or the property or assets of any Cotton Group Company or any of the Cotton
Equity  Interests  is  subject.

     4.06     NO  VIOLATION  OF  LAW.  No Cotton Group Company is, and no Cotton
              ----------------------
Group Company will be (by virtue of any past or present action, omission to act, contract to which it is a party or any occurrence or state of facts whatsoever) in violation of any applicable local, state or federal law, ordinance, regulation, order, injunction or decree, or any other requirement of any governmental body, agency or authority or court binding on it, or relating to its property or business or its advertising, sales or pricing practices (including any antitrust laws and regulations), and no Cotton Group Company hereafter will suffer or incur any material loss, liability, penalty or expense (including attorneys' fees) by virtue of any such violation.

     4.07     FINANCIAL  STATEMENTS.  SCHEDULE  4.07  contains (i) the unaudited
              ---------------------   --------------
balance sheets of Cotton Commercial, Cotton Restoration, and Cotton Restoration, LP as of the years ended October 31, 2005 and October 31, 2004 reviewed by the Cotton Group Companies' certified public accountant (the "Reviewed Financial
                                                              ------------------
Statements"),  and the related statements of income, retained earnings, and cash
----------
flows for the years then ended, and the related notes thereto; and (ii) the unaudited balance sheets of Cotton Commercial, Cotton Restoration, and Cotton Restoration, LP as of July 31, 2006, and the related statements of income, retained earnings, and cash flows for the 9-month period then ended, or if such interim statements are not commonly prepared, equivalent statements as are commonly prepared (the "Interim Financial Statements", and collectively with the
                        ----------------------------
Reviewed  Financial  Statements,  the  "Current  Financial  Statements").  The
                                        ------------------------------
Reviewed Financial Statements present fairly the financial position of the Cotton Group Companies as of the dates thereof, and the related results of its operations for the years then ended. The Interim Financial Statements present fairly the financial position of the Cotton Group Companies as of the date thereof, and the related results of its operations for the periods then ended. The Reviewed Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied ("GAAP"), and the
                                                                 ----
Interim Financial Statements have been prepared in accordance with GAAP for interim statements on a basis consistent with prior periods. All adjustments, consisting of normal, recurring accruals necessary for a fair presentation, have been made in the Interim Financial Statements. The balance sheets as of October 31, 2005 (the "Reviewed Balance Sheet Date") included in the Reviewed Financial
                ---------------------------
Statements  are  referred  to  herein  as  the "Reviewed Balance Sheets" and the
                                                -----------------------
unaudited  balance sheets as of July 31, 2006 (the "Interim Balance Sheet Date")
                                                    --------------------------
included  in  the  Interim  Financial  Statements  are referred to herein as the
"Interim  Balance  Sheets."
 ------------------------

     4.08     NO  UNDISCLOSED  LIABILITIES.  There  are  no  liabilities  of any
              ----------------------------
Cotton Group Company of any kind whatsoever, whether accrued, contingent, absolute or otherwise, except for:

          (a) liabilities and obligations fully reflected or provided for in the Reviewed Balance Sheets, the Interim Balance Sheets or the Schedules;

          (b) liabilities and obligations incurred in the Ordinary Course of Business, consistent with past practice, since July 31, 2006, which individually or in the aggregate are not in excess of $50,000.00; and

          (c) liabilities and obligations under contracts not (i) attributable to any failure by any Cotton Group Company to comply with the terms thereof or any express or implied warranty, or (ii) entered into in violation of this Agreement or arising out of any such breach by any Cotton Group Company.

     4.09     REAL  PROPERTY.
              --------------

          (a)     SCHEDULE  4.09(a)  sets forth a complete and accurate list and
                  -----------------
description of all the real property that the Cotton Group Companies own, lease, have agreed (or have an option) to purchase, sell or lease, or may be obligated to purchase, sell or lease (the "Real Property"). With respect to each parcel
                                   -------------
of Real Property that is owned by the Cotton Group Companies, Sellers or their affiliates and required to be listed and described on SCHEDULE 4.09(a), the
                                                           ----------------
Seller has or will make available prior to Closing to Purchaser true, correct and complete copies of each instrument (if any) evidencing a grant by or to any Cotton Group Company of an option to purchase or lease such parcel, each lease and leasehold mortgage (if any) with respect to such parcel, and any title policies or commitments and surveys with respect to such parcel.

          (b) The Cotton Group Companies have good, valid and marketable title to, or in the case of leased properties and assets, valid leasehold interests in, all of their material properties and assets, tangible and intangible, real, personal and mixed, movable and immovable, used or held for use in their business.

          (c)     Except  for  the  matters  set  forth on SCHEDULE 4.09(c) (the
                                                           ----------------
"Permitted  Liens"),  no  Real  Property  owned  by  the Cotton Group Companies,
 ----------------
Sellers or their affiliate, or, to the Knowledge of the Cotton Group Companies or any Seller, any Real Property leased by the Cotton Group, is subject to (i) any governmental decree or order (or threatened or proposed decree or order known to the Cotton Group Companies or the Sellers) to be sold or taken by public authority, or (ii) any liens, security interests, easements, rights of way, building use restrictions, exceptions, variances, reservations, limitations or other encumbrances of any nature whatsoever.

     4.10     PERSONAL  PROPERTY.
              ------------------

          (a)     SCHEDULE  4.10(a)  sets forth a complete and accurate list and
                  -----------------
description of all personal property that the Cotton Group Companies own or lease, have agreed (or have an option) to purchase, sell or lease, or may be obligated to purchase, sell or lease, the net book value of which, as properly reflected in the books and records of the Cotton Group Companies on an individual, item-by-item basis, exceeds $1,000.00.

          (b) The Cotton Group Companies (i) have good and valid title to all the personal and mixed, tangible and intangible properties and assets which it purports to own or which it uses in the conduct of the Cotton Group Business, including Intellectual Property, Software and Licensed Software (as defined in
Section  4.12),  and  all  the personal properties and assets reflected, but not
-------------
shown as leased or encumbered, on the Reviewed Balance Sheet and the Interim Balance Sheet (except for inventory and assets sold in the Ordinary Course of Business and supplies consumed in the Ordinary Course of Business), and (ii) except for Permitted Liens, owns such personal property free and clear of all title defects or objections, liens, restrictions, claims, charges, security interests, easements, or other encumbrances of any nature whatsoever, including any mortgages, leases, chattel mortgages, conditional sales contracts, collateral, security arrangements and other title or interest retention arrangements. Except as set forth on

SCHEDULE  4.10(b), all personal property (including all improvements on any Real
-----------------
Property) and leasehold improvements are located at the principal location of the Cotton Group Business.

          (c) All of the inventories of the Cotton Group Companies included on the Interim Balance Sheets or subsequently acquired are merchantable and of a quality and quantity usable and saleable in the Ordinary Course of Business, and the quantities of each type of inventory (whether raw materials, work-in-process, or finished goods) are not excessive, and are consistent with prior levels. All of the inventories of the Cotton Group Companies included on the Interim Balance Sheet are valued for the purposes thereof at the lower of cost or market.

          (d)     SCHEDULE  4.10(d) contains a complete and accurate list of all
                  -----------------
leases (including any capital leases) and lease-purchase arrangements (other than Real Property leases) pursuant to which the Cotton Group Companies lease personal property from others and which (i) require the Cotton Group Companies to pay, for rent and any obligatory improvements, more than $5,000.00 in any single year or $10,000.00 during the entire term of such lease or lease-purchase arrangement (including any renewal term that the Cotton Group Companies may not avoid by refusing to renew in its sole discretion), or (ii) provide for a purchase option for a price of more than $5,000.00. SCHEDULE 4.10(d) specifies
                                                      ----------------
which of such leases, if any, are capital leases. All leases that are required to be capitalized by GAAP have been so accounted for in the Current Financial Statements. The Cotton Group Companies have made available to Purchaser a true, correct and complete copy of each of the items required to be listed on SCHEDULE
                                                                        --------
4.10(d).
-------

     4.11     INDEBTEDNESS.  SCHEDULE  4.11  sets  forth  a  true,  correct  and
              ------------   --------------
complete list and description of all instruments or other documents relating to any direct or indirect indebtedness for borrowed money of the Cotton Group Companies, as well as indebtedness by way of lease-purchase arrangements, guarantees, undertakings on which others rely in extending credit and all conditional sales contracts, chattel mortgages and other security arrangements with respect to personal property used or owned by the Cotton Group Companies (other than those set forth on SCHEDULE 4.10(d)). The Cotton Group Companies
                                  -----------------
have made available to Purchaser a true, correct and complete copy of each of the items required to be listed on SCHEDULE 4.11.
                                          --------------

     4.12     INTELLECTUAL  PROPERTY.
              ----------------------

          (a)     For  purposes  of  this  Agreement,  the  term  "Intellectual
                                                                   ------------
Property" shall mean all patents, patent rights, patent applications, registered
--------
trademarks and service marks, trademark rights, trademark applications, service mark rights, service mark applications, trade names, registered copyrights, copyright rights, domain names and all intellectual, industrial software or proprietary rights and trade secrets, technology and know-how, owned or used by the Cotton Group Companies, together with any amendments, modifications and supplements thereto and in each case all goodwill associated therewith in connection with the business in which any such intellectual property is used.

          (b)     Identification  of  Intellectual  Property.  SCHEDULE  4.12(b)
                  ------------------------------------------   -----------------
sets forth a true, correct and complete list and full description of all Intellectual Property. With respect to any registrations of the Intellectual Property, SCHEDULE 4.12(b) also sets forth, as to each such item of the
           -----------------
Intellectual Property, the (i) relevant application or registration number, (ii) relevant filing, registration, issue or application date, (iii) record owner,
(iv)  country,  (v)  title  or  description  and

(vi)  remaining  life thereof.  In addition, SCHEDULE 4.12(b) identifies whether
                                             ----------------
each item of the Intellectual Property is owned by the Cotton Group Companies or is possessed and used by the Cotton Group Companies under any license, contract, agreement or other commitment and, if under any such commitment, the identity of the parties thereto, the term thereof and all amounts payable thereunder together with the payment terms therefor.

          (c)     Ownership  and  Protection.  With  respect  to  each  item  of
                  --------------------------
Intellectual Property identified as being owned by the Cotton Group Companies, the Cotton Group Companies own all right, title and interest in and to such Intellectual Property, and have not encumbered or impaired any rights in same. The Cotton Group Companies have obtained an enforceable written assignment of all right, title and interest in and to each item of Intellectual Property owned by the Cotton Group Companies from each person or entity participating in the discovery, development or creation of such item of Intellectual Property and have provided to Purchaser true and correct copies of each such assignment. Except as set forth on SCHEDULE 4.12(c), the Cotton Group Companies do not have
                        ----------------
any obligation to compensate, or to obtain the consent of, any third party for the use of any item of Intellectual Property. All employees, independent contractors, or other persons who have had access to or participated in the development of any Intellectual Property owned by the Cotton Group Companies have signed appropriate confidentiality and non-disclosure agreements and, in the case of independent contractors, appropriate work for hire agreements and assignments, sufficient to protect the Cotton Group Companies' ownership rights in Intellectual Property and the unauthorized use or disclosure of same. All registrations and applications to register the Intellectual Property in each of the countries in which any of the same is registered are valid and subsisting in all respects and have been properly maintained. To the Knowledge of the Cotton Group Companies or any Seller, no party has any claim to any moral rights with respect to Intellectual Property owned by the Cotton Group Companies.

          (d)     Litigation  and  Claims.  There is neither pending nor, to the
                  -----------------------
Knowledge of the Cotton Group Companies or any Seller, threatened any suit, action, claim, arbitration, grievance, litigation, administrative or legal or other proceeding, or investigation, against the Cotton Group Companies or their licensors contesting the validity of, or the Cotton Group Companies' right to use, any of the Intellectual Property.

          (e)     Licenses.  The  Cotton  Group  Companies  have not granted any
                  --------
license or other right to use, in any manner, any item of Intellectual Property, whether or not requiring the payment of royalties, and no third party has any right to use any Intellectual Property owned by the Cotton Group Companies. The Cotton Group Companies have not licensed, leased, sold or otherwise transferred or disclosed the source code for any Intellectual Property to any person or entity other than to the Cotton Group Companies' employees and independent contractors pursuant to agreements with such employees and independent contractors protecting the intellectual property rights therein and the nondisclosure thereof.

          (f)     Protection.  The  Cotton  Group  Companies  have  reasonably
                  ----------
protected the Intellectual Property as the proprietary property and trade secrets of the Cotton Group Companies. There has not been any default under any confidentiality agreement regarding the use and disclosure of the Intellectual Property.

          (g)     Infringement.
                  ------------

               (i) To the Knowledge of the Cotton Group Companies or any Seller, no third party is (A) infringing upon all or any portion of the Intellectual Property, or (B) using all or any portion of the Intellectual Property in derogation of any rights acquired by Purchaser under this Agreement.

               (ii) There is no interference action or other litigation pending or, to the Knowledge of the Cotton Group Companies or any Seller, threatened before any governmental entity (including the United States Patent and Trademark Office or corresponding governmental entities in foreign jurisdictions) in regard to any of the Intellectual Property.

               (iii) None of the Intellectual Property infringes any copyright, trademark, patent, trade secret, or other right of any third party. The Cotton Group Companies have not received any notice of infringement upon, misappropriation of or conflict with any asserted right of any third party, and there is no basis for any such notice.

               (iv) The inception, development and reduction to practice of the Intellectual Property have not constituted or involved, and do not constitute or involve, the misappropriation of trade secrets or other rights of any other person or entity (including any governmental entity).

     4.13     LITIGATION.  SCHEDULE  4.13  sets  forth  all  litigation, claims,
              ----------   --------------
suits, actions, investigations, indictments or information, proceedings or arbitrations, grievances or other procedures (including grand jury investigations, actions or proceedings, and product liability and workers' compensation suits, actions or proceedings) pending, or to the Knowledge of the Cotton Group Companies or any Seller, threatened, before any court, commission, arbitration tribunal, or judicial, governmental or administrative department, body, agency, administrator or official, grand jury, or any other forum for the resolution of grievances, against any Cotton Group Company or involving any of their properties or businesses, and (b) indicates which of such matters are being defended by an insurance carrier, and which of the matters being so defended are being defended under a reservation of rights. Further, except as set forth on SCHEDULE 4.13, there are no judgments, orders, writs, injunctions,
              -------------
decrees, indictments or information, grand jury subpoenas or civil investigative demands, plea agreements, stipulations or awards (whether rendered by a court, commission, arbitration tribunal, or judicial, governmental or administrative department, body, agency, administrator or official, grand jury or any other forum for the resolution of grievances) against or relating to any Cotton Group Company or involving any of their properties or businesses. The Cotton Group Companies have made available to Purchaser true, correct and complete copies of all pleadings, briefs and other documents filed in each pending litigation, claim, suit, action, investigation, indictment or information, proceeding, arbitration, grievance or other procedure required to be listed on SCHEDULE
                                                                        --------
4.13,  and  the  judgments, orders, writs, injunctions, decrees, indictments and
----
information, grand jury subpoenas and civil investigative demands, plea agreements, stipulations and awards required to be listed on said Schedule.

     4.14     EMPLOYEES.
              ---------

          (a)     SCHEDULE 4.14(a) sets forth the names and current compensation
                  ----------------
(broken down by category, e.g., salary, bonus, commission) of all employees of the Cotton Group Companies, together with the date and amount of the last increase in compensation for each such person. To the Knowledge of the Cotton Group Companies or any Seller, no employee intends to terminate his or her employment relationship with the Cotton Group Companies as a result of the transactions contemplated herein or otherwise.

          (b) The Cotton Group Companies have conducted a thorough review of their employee records and have verified that each foreign national employee of any Cotton Group Company is authorized to be present and employed in the United States. The Cotton Group Companies are in full compliance with all applicable laws, regulations, judgments and other requirements relating to the regulation of foreign nationals in the United States including those items relating to the employment and compensation of foreign nationals in the United States. There are no unresolved past, pending or threatened administrative, regulatory or judicial actions, proceedings, investigations, obligations, liabilities, losses, decrees, judgments, penalties, fines, fees, demands, demand letters, orders, directives, claims, or notices of noncompliance or violation relating in any way to any Cotton Group Company or their operations in connection with any Cotton Group Company's employment of foreign nationals. As used herein, the term "foreign national" means a person who is not a citizen of the United States of America.

     4.15     EMPLOYEE  BENEFITS.
              ------------------

          (a)     Employee  Benefit  Plans  and  Arrangements.
                  -------------------------------------------

               (i)     List  and Description of Plans and Arrangements. SCHEDULE
                       -----------------------------------------------  --------
4.15(a)(i)  sets  forth a true, correct and complete list and description of all
----------
agreements, arrangements, commitments, policies or understandings of any kind (whether written or oral) (A) which relate to employee benefits, (B) which pertain to present or former employees, retirees, directors or independent contractors (or their beneficiaries, dependents or spouses) of the Cotton Group Companies or the predecessors in interest of any Cotton Group Company, and (C) which are currently or expected to be adopted, maintained, sponsored, or contributed to by any Cotton Group Company, any of their predecessors in interest or any employer which, under Section 414 of the Internal Revenue Code (the "Code"), would constitute a single employer with any Cotton Group Company
       ----
(a  "Company  Affiliate") or as to which any Cotton Group Company or any Company
     ------------------
Affiliate has any ongoing liability or obligation whatsoever (collectively, "Employee Benefit Plans"), including all: (1) employee benefit plans as defined
 -----------------------
in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (2) all other deferred compensation, early retirement,
           -----
incentive, profit-sharing, thrift, stock ownership, stock appreciation rights, bonus, stock option, stock purchase, welfare or vacation, or other nonqualified benefit plans or arrangements, and (3) trusts, group annuity contracts, insurance policies or other funding media for the plans and arrangements described hereinabove.

               (ii)     Compliance  with  ERISA  and the Code. Each Cotton Group
                        -------------------------------------
Company and each Company Affiliate has complied with all of their respective obligations with respect to all Employee Benefit Plans (including (A) filing or distributing all reports or notices required by ERISA or the Code and (B) complying with all requirements of Part 6 of ERISA and Code Section 4980B) and has maintained the Employee Benefit Plans in compliance with all applicable laws and regulations (including ERISA and the Code). Each eligible Employee Benefit Plan has received a favorable determination letter from the Internal Revenue Service, and the Internal Revenue Service has not threatened or taken any action to revoke any favorable determination letter issued with respect to any such Employee Benefit Plan. No amendment to any Employee Benefit Plan or related trust has been adopted since receipt of the most recent determination letter issued with respect to the Employee Benefit Plan or related trust which would cause disqualification of the Employee Benefit Plan or related trust.

               (iii)     Copies of Documents Provided to Purchaser.   The Cotton
                         -----------------------------------------
Group Companies have made available to Purchaser true, correct and complete copies of all documents relating to the Employee Benefit Plans that Purchaser has requested, including: (A) all plan texts, amendments, trust instruments and other agreements adopted or entered into in connection with each of the Employee Benefit Plans, (B) all insurance and annuity contracts related to any Employee Benefit Plan, (C) the notices and election forms used to notify employees and their dependents of their continuation coverage rights under the Cotton Group Companies' group health plans (under Code Section 4980B(f) and ERISA Section
606), if applicable, and (D) the most recently available Form 5500 annual reports, certified financial statements, actuarial reports, summary plan descriptions and favorable determination letters, if applicable, for Employee Benefit Plans. Since the date such documents were supplied to Purchaser, no plan amendments have been adopted, no changes to the documents have been made, and no such amendments or changes shall be adopted or made prior to the Closing Date.

               (iv)     Agreements  to  Create,  Continue  or  Terminate  Plans.
                        -------------------------------------------------------
Neither any Cotton Group Company nor any Company Affiliate has any agreement, arrangement, commitment or understanding, whether legally binding or not, to create any additional Employee Benefit Plan or to continue, modify, change in any material respect, or terminate any existing Employee Benefit Plan.

               (v)     Agency  Review,  Taxes  and Fiduciary Liability.  None of
                       -----------------------------------------------
the Employee Benefit Plans is currently under investigation, audit or review by the Department of Labor, the Internal Revenue Service or any other federal or state agency or is liable for any federal, state, local or foreign taxes. There is no transaction in connection with which any Cotton Group Company, any Company Affiliate or any fiduciary of any of the Employee Benefit Plans could be subject to either a civil penalty assessed pursuant to ERISA Section 502, a tax imposed by Code Section 4975 or liability for a breach of fiduciary responsibility under ERISA.

               (vi)     Claims  Against  Plans  and  Fiduciaries.  Other  than
                        ----------------------------------------
routine claims for benefits payable to participants or beneficiaries in accordance with the terms of the Employee Benefit Plans, there are no claims, pending or, to the Knowledge of the Cotton Group Companies or any Seller, threatened, by any participant or beneficiary against any of the Employee Benefit Plans or any fiduciary of any of the Employee Benefit Plans, and no basis for any such claim or claims exists.

               (vii)     Retiree  Welfare  Benefits.  Neither  any  Cotton Group
                         --------------------------
Company nor any Company Affiliate has maintained an Employee Benefit Plan providing group health, dental, vision, life insurance or other welfare benefits to employees following retirement or other separation from service, except to the extent required under
Part  6  of  Title  I  of  ERISA  and  Code  Section  4980B.

          (b)     Defined  Benefit  Plans.  No  Cotton  Group  Company  has ever
                  -----------------------
maintained an Employee Benefit Plan that is a pension plan within the meaning of ERISA Section 3(2) which is subject to Title IV of ERISA (a "Defined Benefit
                                                                 ---------------
Plan"),  nor has any Cotton Group Company ever participated in a Defined Benefit
----
Plan that is a multi-employer plan within the meaning of ERISA Section 3(37)(A). There has never been any Defined Benefit Plan or multi-employer plan maintained by any Cotton Group Company or any Company Affiliate under which any Cotton Group Company and any Company Affiliate currently have, or potentially could ever have, any obligation or liability whatsoever under ERISA.

     4.16     COLLECTIVE  BARGAINING.  There  are no labor contracts, collective
              ----------------------
bargaining agreements, letters of understanding or other arrangements, formal or, to the Knowledge of the Cotton Group Companies or any Seller, informal, with any union or labor organization covering any employees of any Cotton Group Company and none of said employees are represented by any union or labor organization.

     4.17     LABOR DISPUTES.  The Cotton Group Companies are in compliance with
              --------------
all federal and state laws respecting employment and employment practices, terms and conditions of employment, wages and hours. The Cotton Group Companies are not and have not been engaged in any unfair labor practice, and no unfair labor practice complaint against any Cotton Group Company is pending before the National Labor Relations Board. Neither any Cotton Group Company nor any Seller knows or has reason to know of any labor strike or other labor trouble actually pending, being threatened against, or affecting the Cotton Group Companies. To the Knowledge of the Cotton Group Companies or any Seller, relations between management and labor are amicable and there have not been, nor are there presently, any attempts to organize non-union employees, nor are there plans for any such attempts.

     4.18     BANK  ACCOUNTS.  SCHEDULE  4.18  sets  forth  a  true, correct and
              --------------   --------------
complete list of each bank or financial institution in which the Cotton Group Companies have an account or safe deposit box (giving the address and account numbers) and the names of the persons authorized to draw thereon or to have access thereto.

     4.19     ENVIRONMENTAL  MATTERS.
              ----------------------

          (a) For purposes of this Section 4.19, the following terms shall have the following meanings:

               (i)     "Environmental  Claims"  shall  mean  any  and  all
                        ---------------------
administrative, regulatory or judicial actions, causes of action, suits, investigations, obligations, liabilities, losses, proceedings, decrees, judgments, penalties, fines, fees, demands, demand letters, orders, directives, claims (including any claims involving liability in tort, strict, absolute or otherwise), liens, notices of noncompliance or violation, and legal and consultant fees and costs of investigations or proceedings, relating in any way to any Environmental Law or the presence or Release (or alleged presence or Release) into the environment of any Hazardous Material on, at or from the Real Property including and regardless of the merit of such Claim, any and all Claims by any governmental or regulatory authority or by any third party or other person for enforcement, mitigation, cleanup, removal, response, remediation or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive or declaratory relief pursuant to any Environmental Law or any alleged injury or threat of injury to human health, safety, natural resources or the environment.

               (ii)     "Environmental  Laws"  shall mean all present and future
                         -------------------
federal, state and local laws, statutes, ordinances, regulations, codes, policies, rules, directives, orders, decrees, permits, licenses, approvals, authorizations, criteria, guidelines, covenants, deed restrictions, treaties, conventions, and rules of common law now or hereafter in effect, and in each case as amended, and any judicial or administrative judgment, opinion or interpretation thereof, relating to the regulation or protection of human health, safety, natural resources or the environment, including laws and regulations (and all other items recited above) relating to the use, treatment, storage, management, handling, manufacture, generation, processing, recycling, distribution, transport, Release or threatened Release of or exposure to any Hazardous Material.

               (iii)     "Hazardous  Materials"  shall  mean,  collectively, any
                          --------------------
substance, material, product, derivative, compound, mixture, mineral, chemical, waste, medical waste or gas, in each case whether naturally occurring, human-made or the by-product of any process, including petroleum or petroleum products (A) that is now or hereafter becomes defined or included within the definition of a "hazardous substance," "hazardous waste," "hazardous material," "toxic chemical," "toxic substance," "hazardous chemical," "extremely hazardous substance," "pollutant," "contaminant," or any other words of similar meaning under any Environmental Law, (B) exposure to which or the presence, use, generation, treatment, Release, transport or storage of which is now or hereafter prohibited, limited, restricted or regulated under any Environmental Law or by any governmental or regulatory authority, or (C) that could require investigation, response or remediation, or could support the assertion of any Environmental Claim.

               (iv)     "Release"  shall  mean the release, deposit, disposal or
                         -------
leakage of any Hazardous Material at, into, upon or under any land, water or air, or otherwise into the environment, including by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

          (b)     Except  as  disclosed  on  SCHEDULE  4.19(b):
                                             -----------------

               (i) Each Cotton Group Company is in full compliance with all applicable Environmental Laws;

               (ii) Each Cotton Group Company has all permits, licenses and other approvals required under the Environmental Laws with respect to the Real Property and such Cotton Group Company's operations thereon;

               (iii) There are no past, pending or threatened Environmental Claims relating to the any Cotton Group Company's operations or the Real Property;

               (iv) Hazardous Materials have not at any time been present, generated, used, treated, managed, recycled, stored or Released at, on, in or under, or transported to or from the Real Property;

               (v) Hazardous Materials have not at any time been Released at, on, in or under any other property in the vicinity or area of the Real Property;

               (vi) There are not now and never have been any underground storage tanks located at, on or under the Real Property, there is no asbestos contained in, forming part of, or contaminating any part of the Real Property, and no polychlorinated biphenyls (PCBs) are used, stored, located at or contaminate any part of the Real Property;

               (vii) There are no pending or threatened Environmental Claims at any treatment, storage or disposal facility that has received Hazardous Materials from or generated at the Real Property; and

               (viii) There are no past or present facts, actions, activities, circumstances, conditions, occurrences, events or incidents, including the Release or presence of Hazardous Materials, that could (A) form the basis of an Environmental Claim against or involving any Cotton Group Company or the Real Property, (B) cause the Real Property to be subject to any restrictions on or affect its ownership, occupancy, use or transferability under any applicable Environmental Law, (C) require the filing or recording of any notice or restriction relating to the presence of Hazardous Materials in the real estate records in the county or municipality in which the Real Property is located, other than any customary disclosure requirements in connection with the transfer of the Real Property, or (D) prevent or interfere with the construction, operation or maintenance of the Real Property.

     4.20     REQUIRED  LICENSES  AND  PERMITS.  The Cotton Group Companies have
              --------------------------------
all licenses, permits or other authorizations of governmental authorities necessary for the conduct of the Cotton Group Business, except to the extent that the Cotton Group Companies are authorized pursuant to permits held by its customers to conduct operations and perform services in connection with their respective businesses. A true, correct and complete list of all such licenses, permits and other authorizations (collectively, the "Cotton Authorizations") is
                                                      ---------------------
set  forth  on SCHEDULE 4.20.  The Cotton Group Companies have made available to
               -------------
Purchaser true, correct and complete copies of all written Cotton Authorizations required to be listed on SCHEDULE 4.20.
                              --------------

     4.21     INSURANCE  POLICIES.  SCHEDULE 4.21 sets forth a true, correct and
              -------------------   -------------
complete list and description of all insurance policies in force naming the Cotton Group Companies, or any employees thereof in their capacity as such, as an insured or beneficiary or as a loss payable payee, or for which any Cotton Group Company has paid or is obligated to pay all or part of the premiums. The Cotton Group Companies have not received notice of any pending or threatened termination or premium increase (retroactive or otherwise) with respect thereto, and the Cotton Group Companies are in compliance with all conditions contained therein. There have been no lapses (whether cured or not) in the coverage provided  under  the  insurance  policies, referenced herein and as set forth on
SCHEDULE  4.21,  during  the term of such policies, as extended or renewed.  The
--------------
Cotton Group Companies have made available to Purchaser true, correct and complete copies of each of the policies required to be listed on SCHEDULE 4.21.
                                                                  -------------

     4.22     MAJOR SUPPLIERS AND CUSTOMERS.  SCHEDULE 4.22 sets forth a list of
              -----------------------------   -------------
the top 25 suppliers of goods or services to and the top 25 customers of the Cotton Group Companies (by amounts paid or billed) during the 12-month period ended June 30, 2006 together, in each case, with the amount paid or billed during such period. The Cotton Group Companies are not engaged in any dispute with any of such suppliers or customers. The Cotton Group Companies have not been advised nor have any reason to believe that the consummation of the transactions contemplated hereunder will have any adverse effect on the business relationship of the Cotton Group Companies with any such supplier or customer.

     4.23     CONTRACTS AND COMMITMENTS.  SCHEDULE 4.23 sets forth a list of the
              -------------------------   -------------
Cotton Group Companies' contracts with customers with an estimated value of $50,000.00 or more. Except as set forth on SCHEDULES 4.10(d) (Leases), 4.11
                                                -----------------           ----
(Indebtedness),  4.12(d)  AND  (b) (Intellectual Property), 4.15(a)(i) (Employee
                 -----------------                          ----------
Benefit  Plans),  4.16  (Collective  Bargaining), 4.21 (Insurance Policies), and
                  ----                            ----
4.23  (Contracts  and  Commitments):
----

          (a) The Cotton Group Companies do not have any outstanding contract, written or oral, with any officer, employee, agent, consultant, advisor, salesman, manufacturer's representative, distributor, dealer, subcontractor, or broker that is not cancelable by the Cotton Group Companies on notice of not longer than thirty (30) days and without liability, penalty or premium of any kind, except liabilities which arise as a matter of law upon termination of employment, or any agreement or arrangement providing for the payment of any bonus or commission based on sales or earnings;

          (b) The Cotton Group Companies are not under any liability or obligation under any agreement pursuant to which third parties have been provided with products that can be returned to the Cotton Group Companies in the event they are not sold and which could involve a liability of the Cotton Group Companies of $25,000 or more in the aggregate;

          (c) The Cotton Group Companies do not have (i) any outstanding loan or loan commitment (excluding credit extended in the Ordinary Course of Business to purchasers of job materials) to any person, or (ii) any factoring, credit line or subordination agreement;

          (d)     Except as noted on SCHEDULE 4.11 (Indebtedness) and except for
                                     -------------
negotiable instruments in the process of collection, the Cotton Group Companies do not have any power of attorney outstanding or any contract, commitment or liability (whether absolute, accrued, contingent or otherwise), as guarantor, surety, co-signer, endorser, co-maker, indemnitor in respect of the contract or commitment of any other person, corporation, partnership, joint venture, association, organization or other entity;

          (e) There are no contracts or agreements with any director, officer, partner or shareholder of any Cotton Group Company, or with any person related to any such person or with any company or other organization in which any director, officer, partner or shareholder of any Cotton Group Company, or anyone related to any such person, has a direct or indirect financial interest;

          (f) The Cotton Group Companies are not subject to any contract or agreement containing covenants limiting the freedom of any Cotton Group Company to compete in any line of business in any geographic area or requiring any Cotton Group Company to share any profits;

          (g) There is no contract, agreement or other arrangement entitling any person or other entity to any profits, revenues or cash flows of any Cotton Group Company or requiring any payments or other distributions based on such profits, revenues or cash flows; and

          (h) To the Knowledge of the Cotton Group Companies or any Seller, no Cotton Group Company is a party to or bound by any presently or previously existing contract, agreement or other arrangement that has had or may in the future have a Material Adverse Effect upon the Cotton Group Business, earnings or financial condition of any Cotton Group Company.

The Cotton Group Companies have made available to Purchaser true, correct and complete copies of all contracts, agreements, plans, leases, policies and licenses referred to, or required to be referred to or listed on, any Schedule delivered hereunder.

     4.24     AGREEMENTS  IN  FULL FORCE AND EFFECT.  All contracts, agreements,
              -------------------------------------
plans, leases, policies and licenses referred to, or required to be referred to, on any Schedule delivered hereunder are valid and binding, and are in full force and effect and are enforceable in accordance with their terms, except to the extent that the validity or enforceability thereof may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally or by principles of equity. Neither the Cotton Group Companies nor any Seller has any Knowledge of any pending or threatened bankruptcy, insolvency or similar proceeding with respect to any party to such agreements, and no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder by any Cotton Group Company or to the Knowledge of the Cotton Group Companies or any Seller any other party thereto.

     4.25     ABSENCE  OF  CERTAIN  CHANGES  AND EVENTS.  Except as set forth in
              -----------------------------------------
SCHEDULE 4.25, since the Interim Balance Sheet Date,  the Cotton Group Companies
-------------
have  operated  only  in  the  Ordinary  Course  of  Business,  and  have  not:

          (a) suffered any material damage or destruction adversely affecting any asset of the Cotton Group Companies or the Cotton Group Business;

          (b) made any declaration, setting aside or payment of any dividend or other distribution of assets (whether in cash, stock or property) with respect to the Cotton Equity Interests, or any direct or indirect redemption, purchase or other acquisition of stock or equity interests, or otherwise made any payment of cash or any transfer of other assets, to the Sellers or any Cotton Group Company;

          (c) suffered any Material Adverse Change in their working capital, assets, liabilities, financial condition, business prospects, or relationships with any suppliers or customers listed on SCHEDULE 4.22;
                                                 --------------

          (d) except for customary increases based on term of service or regular promotion of non-officer employees, increased (or announced any increase in) the compensation payable or to become payable to any employee, or increased (or announced any increase in) any bonus, insurance, pension or other employee benefit plan, payment or arrangement for such employees, or entered into or amended any employment, consulting, severance or similar agreement;

          (e) incurred, assumed or guaranteed any liability or obligation (absolute, accrued, contingent or otherwise) other than in the Ordinary Course of Business;

          (f) paid, discharged, satisfied or renewed any claim, liability or obligation other than payment in the Ordinary Course of Business;

          (g) permitted any of their assets to be subjected to any mortgage, lien, security interest, restriction, charge or other encumbrance of any kind except for Permitted Liens;

          (h) cancelled or forgiven any indebtedness or otherwise waived any material claims or rights;

          (i) sold, transferred or otherwise disposed of any of their assets, except in the Ordinary Course of Business;

          (j) made any single capital expenditure or investment in excess of $100,000.00;

          (k) made any change in any method, practice or principle of financial or tax accounting;

          (l) managed working capital components, including cash, receivables, other current assets, trade payables and other current liabilities in a fashion inconsistent with past practice, including failing to sell inventory and other property in an orderly and prudent manner or failing to make all budgeted and other normal capital expenditures, repairs, improvements and dispositions;

          (m) paid, loaned, advanced, sold, transferred or leased any asset to any employee, except for normal compensation involving salary and benefits;

          (n) issued or sold any of their equity interests or issued any warrant, option or other right to purchase equity interests, or any security convertible into equity interests;

          (o) entered into any material commitment or transaction, other than in the Ordinary Course of Business, affecting the Cotton Group Business; or

          (p) agreed in writing, or otherwise, to take any action described in this Section.

     4.26     ACCOUNTS  RECEIVABLE.
              --------------------

          (a) All accounts receivable owed to any Cotton Group Company by any director, officer, shareholder or employee of any Cotton Group Company or any relative of any such person (including those accounts receivable reflected on the Interim Balance Sheets and incurred since the Interim Balance Sheet Date) have been paid in full prior to the date hereof or shall have been paid in full prior to the Closing Date, except for the promissory notes described on SCHEDULE 4.26(a)
                                                                ----------------
which  are  to  be  paid  at  or  immediately  following  the  Closing.

          (b)     All  accounts receivable of the Cotton Group Companies (i) are valid, existing and fully collectible (subject to an allowance for doubtful accounts in the amount set forth on the Final Statement of Net Worth) without resort to legal proceedings or collection agencies, (ii) represent monies due for goods sold or services rendered in the Ordinary Course of Business except as shown on SCHEDULE 4.26(b), and (iii) are not subject to any known defenses,
           -----------------
rights of set-off, assignment, restrictions, security interests or other encumbrances, except as shown on SCHEDULE 4.26(b). Except as shown on SCHEDULE
                                  ----------------                      --------
4.26(b),  as  of  the  date  of such Schedule, all such accounts receivable were
-------
current, and the Cotton Group Companies are not aware of any dispute regarding the collectibility of any such accounts receivable. All reserves shown on the Financial Statements are adequate to cover all losses giving rise to any such reserve.

     4.27     TAX  MATTERS.
              ------------

          (a)     Definitions.  For  purposes  of  this Agreement, the following
                  -----------
definitions  shall  apply:

               (i)     The  term  "Taxes"  shall  mean  all  Taxes,  however
                                   -----
denominated, including any interest, penalties or other additions to Tax that may become payable in respect thereof, imposed by any federal, territorial, state, local or foreign government or any agency or political subdivision of any such government, which Taxes shall include, without limiting the generality of the foregoing, all income or profits Taxes (including federal income Taxes and state income Taxes), payroll and employee withholding Taxes, unemployment insurance, social security Taxes, sales and use Taxes, ad valorem Taxes, excise Taxes, franchise Taxes, gross receipts Taxes, business license Taxes, occupation Taxes, real and personal property Taxes, stamp Taxes, environmental Taxes, transfer Taxes, workers' compensation, Pension Benefit Guaranty Corporation premiums and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which any Cotton Group Company is required to pay, withhold or collect.

               (ii)     The  term  "Returns"  shall mean all reports, estimates,
                                    -------
declarations of estimated Tax, information statements and returns relating to, or required to be filed in connection with, any Taxes, including information returns or reports with respect to backup withholding and other payments to third parties.

          (b)     Returns  Filed  and Taxes Paid.  Except as otherwise disclosed
                  ------------------------------
in SCHEDULE 4.27(b): (i) all Returns required to be filed by or on behalf of any
   ----------------
Cotton Group Company have been duly filed on a timely basis and such Returns are true, complete and correct in all material respects, (ii) all material Taxes shown to be payable on the Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, and no other material Taxes are payable by any Cotton Group Company with respect to items or periods covered by such Returns (whether or not shown on or reportable on such Returns) or with respect to any period prior to the date of this Agreement, (iii) each Cotton Group Company has withheld and paid over all Taxes required to have been withheld and paid over, and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party, and (iv) there are no liens on any of the assets of any Cotton Group Company with respect to Taxes, other than liens for Taxes not yet due and payable or for Taxes that any Cotton Group Company is contesting in good faith through appropriate proceedings and for which appropriate reserves have been established, which contested Taxes are disclosed in SCHEDULE 4.27(b).
    -----------------

          (c)     Tax  Deficiencies; Audits; Statutes of Limitations.  Except as
                  --------------------------------------------------
otherwise  disclosed  in SCHEDULE 4.27(c):  (i) the Returns of  the Cotton Group
                         ----------------
Companies have never been audited by a government or Taxing authority, nor is any such audit in process, pending or threatened (either in writing or verbally, formally or informally), (ii) no deficiencies exist or have been asserted (either in writing or verbally, formally or informally) or are expected to be asserted with respect to Taxes of any Cotton Group Company, and no Cotton Group Company has received notice (either in writing or verbally, formally or informally) or expects to receive notice that it has not filed a Return or paid Taxes required to be filed or paid by it, (iii) no Cotton Group Company is either a party to any action or proceeding for assessment or collection of Taxes, nor has such event been asserted or threatened (either in writing or verbally, formally or informally) against any Cotton Group Company or any of their assets, (iv) no waiver or extension of any statute of limitations is in effect with respect to Taxes or Returns of any Cotton Group Company, and (v) each Cotton Group Company has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement penalty within the meaning of Code Section 6662.

          (d)     Tax  Sharing  Agreements.  Except  as  otherwise  disclosed in
                  ------------------------
SCHEDULE  4.27(d)  no  Cotton Group Company is (or has ever been) a party to any
----------------
Tax sharing agreement or otherwise has any liability for the Taxes of any other Person.

          (e)     Tax Elections and Special Tax Status.  No Cotton Group Company
                  ------------------------------------
has  filed  a consent pursuant to the collapsible corporation provisions of Code
Section 341(f). No Cotton Group Company is a party to any safe harbor lease within the meaning of Code Section 168(f)(8), as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982. No Cotton Group Company is or has been a United States real property holding corporation within the meaning of Code Section 897(c)(1)(A)(ii) during the applicable period specified in Code Section 897(c)(1)(A)(ii). No Cotton Group Company has entered into any compensatory agreements with respect to the performance of services which payment thereunder would be a nondeductible expense pursuant to Code Section 162(m) or 280G or subject to an excise Tax to the recipient pursuant to Code
Section 4999. No Cotton Group Company has been a "distributing corporation" (within the meaning of Code Section 355(a)(1)(A)) within the 3-year period ending as of the date of this Agreement. No Cotton Group Company has participated in an international boycott as defined in Code Section 999. Except as set forth on SCHEDULE 4.27(e), no Cotton Group Company has agreed to make,
                   ----------------
nor is required to make, any adjustment under Code Sections 263A or 481(a) by reason of a change in accounting method or otherwise) or an election under Code
Section 1377(a)(2). No Cotton Group Company has a permanent establishment in any foreign country, as defined in any applicable Tax treaty or convention between the United States and such foreign country. Each Cotton Group Company is in compliance with the terms and conditions of all applicable Tax exemptions, Tax agreements or Tax orders of any government to which it may be subject or which it may have claimed, and the transactions contemplated by this Agreement will not have any adverse effect on such compliance. No Cotton Group Company is a party to any transaction, understanding or arrangement treated as a reportable, listed or substantially similar transaction as defined in the Treasury Regulations promulgated under Code Section 6011

          (f)     Tax Claims.     No claim has been made by any Taxing authority
                  ----------
in a jurisdiction where the Cotton Group Companies do not file Returns that any Cotton Group Company is or may be subject to taxation by, or required to file any Return in, that jurisdiction.

          (g)     S Corporation Status.  Since November 1, 2001, Cotton Holdings
                  --------------------
has been and is currently a valid "S" corporation for all federal and state Tax purposes (and will be up to the Closing Date), and no Taxing Authority has challenged, or is challenging, the S election of Cotton Holdings.

     4.28     BROKERAGE.  No  broker,  agent, or finder has rendered services to
              ---------
the Cotton Group Companies or the Sellers in connection with the transactions contemplated under this Agreement. The Cotton Group Companies have not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees or agents commissions or other similar payments in connection with this Agreement or the transactions contemplated hereby.

     4.29     DISCLOSURE.  No  representations,  warranties,  assurances  or
              ----------
statements by the Sellers or the Cotton Group Companies in this Agreement and no statement contained in any document (including the Financial Statements and the Schedules), certificates or other writings furnished or to be furnished by the Sellers or the Cotton Group Companies (or caused to be furnished by the Sellers or the Cotton Group Companies) to Purchaser or any of its representatives pursuant to the provisions hereof contains or will contain any untrue statement of material fact, or omits or will omit to state any fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

                                   ARTICLE V.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

     Purchaser  hereby  represents  and  warrants  to  the  Sellers  as follows:

     5.01     ORGANIZATION.  Purchaser  is a corporation duly organized, validly
              ------------
existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on and conduct its business as it is now being conducted and to own or lease its properties and assets, and to effect the transactions contemplated hereunder and is duly qualified and in good standing in each jurisdiction in which the conduct of the business of Purchaser or the ownership of its properties and assets requires it to be so qualified, except where the failure to be so qualified or in such good standing, or to have such power or authority when taken together with all other such failures, is not reasonably likely to have a Purchaser Material Adverse Effect. As used in this Agreement, the term "Purchaser Material Adverse Effect" means a
                                      ---------------------------------
material adverse effect on the financial condition, properties, business or results of operation of Purchaser and  its  subsidiaries taken as a whole; provided, however, that any such effect
                                         --------  -------
resulting from any change (i) in law, rule or regulation or GAAP or interpretations thereof that applies to Purchaser or (ii) in economic or business conditions generally or in the industries in which the Purchaser conducts its business shall not be considered when determining if a Purchaser Material Adverse Effect has occurred.

     5.02     AUTHORIZATION.  Purchaser  has  the  right,  power and capacity to
              -------------
execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes Purchaser's legal, valid and binding obligation, enforceable in accordance with its terms.

     5.03     NO  CONFLICT.  The  execution  and  delivery  of this Agreement by
              ------------
Purchaser, the consummation of the transactions contemplated herein, and the performance of the covenants and agreements of Purchaser will not, with or without the giving of notice or the lapse of time, or both, (a) violate or conflict with any of the provisions of any charter document or bylaw of Purchaser, (b) violate, conflict with or result in breach or default under, result in the acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on the assets of Purchaser pursuant to, or cause termination of any term or condition of any mortgage, lease, indenture, notes, contract, license, permit, instrument, trust document, or other agreement, arrangement, obligation, document or instrument to which Purchaser is a party or by which Purchaser or any of its properties may be bound, or (c) violate any provision of law, statute, rule, regulation, court order, judgment or decree, or ruling of any governmental authority, to which Purchaser is a party or by which Purchaser or its properties may be bound.

     5.04     SEC  DOCUMENTS;  AGREEMENTS;  FINANCIAL  STATEMENTS;  OTHER
              -----------------------------------------------------------
INFORMATION. The Purchaser is subject to the reporting requirements of the Exchange Act and has filed with the Commission all reports, schedules, registration statements and definitive proxy statements that the Purchaser was required to file with the Commission on or after April 30, 2006 (collectively, the "SEC Documents"). Each SEC Document, as of the date of the filing thereof
      --------------
with the Commission, complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, as of the date of such filing (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), such SEC Document (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents required to be filed as exhibits to the SEC Documents have been filed as required. As of their respective dates, the financial statements of the Purchaser included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Purchaser as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

     5.05     CAPITALIZATION.  The  capitalization  of  the  Purchaser as of the
              --------------
date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Purchaser's stock option plans, and the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of Common Stock is set forth on
Schedule  5.05  hereto.  All  of  such  outstanding shares of capital stock have
--------------
been, or upon issuance will be, validly issued, fully paid and non-assessable. The Purchaser owns all of the capital stock of each Subsidiary, which capital stock is validly issued, fully paid and non-assessable, and no shares of the capital stock of the Purchaser or any of its Subsidiaries are subject to preemptive rights or any other similar rights of the stockholders of the Purchaser or any such Subsidiary or any encumbrances or other liens of any kind created by or through the Purchaser or any such Subsidiary.

     5.06     REPORTING  COMPANY.  The  Purchaser  is  subject  to the reporting
              ------------------
requirements  of  the  Exchange  Act, has a class of securities registered under
Section 12 of the Exchange Act, and has filed all reports required thereby. The Purchaser is eligible to register the Common Stock for resale in a secondary offering by each Seller on a registration statement on Form SB-2 pursuant to Rule 415 under the Securities Act.

     5.07     FINANCIAL  CONDITION;  TAXES;  LITIGATION.
              -----------------------------------------

          (a)     Except  as  disclosed on Schedule 5.07 hereto, the Purchaser's
                                           -------------
financial condition is, in all material respects, as described in the SEC Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Purchaser and its Subsidiaries taken as a whole. Except as otherwise described in the SEC Documents, there has been no (i) material adverse change to the Purchaser's business, operations, properties, financial condition, prospects or results of operations since the date of the Purchaser's most recent audited financial statements contained in the SEC Documents or (ii) change by the Purchaser in its accounting principles, policies and methods except as required by changes in GAAP.

          (b) The Purchaser and each of its Subsidiaries has prepared in good faith and duly and timely filed all tax returns required to be filed by it and such returns are complete and accurate in all material respects and the Purchaser and each of its Subsidiaries has paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Purchaser Material Adverse Effect. Neither the Purchaser nor any of its Subsidiaries has any material liability with respect to taxes that accrued on or before September 30, 2003 in excess of the amounts accrued with respect thereto that are reflected in the financial statements included in the SEC Documents filed prior to the date hereof.

          (c) Neither the Purchaser nor any of its Subsidiaries is the subject of any pending or, to the Purchaser's Knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission, the NASD, any state securities commission or other governmental authority.

          (d) Except as described in the SEC Documents, there is no material claim, litigation or administrative proceeding pending, or, to the Purchaser's Knowledge, threatened or contemplated, against the Purchaser or any of its Subsidiaries, or against any officer, director or employee of the Purchaser or any such Subsidiary in connection with such person's employment therewith. Neither the Purchaser nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that has had or would reasonably be expected to have a Parent Material Adverse Effect.

     5.08     LISTING.  The Purchaser Stock is traded on the OTC Bulletin Board.
              -------
The Purchaser currently meets the continuing eligibility requirements for listing on the OTC Bulletin Board and has not received any notice from the OTC Bulletin Board that it may not currently satisfy such requirements or that such continued listing is in any way threatened. The Purchaser has taken no action designed to, or which, to the Knowledge of the Purchaser, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or removing the Purchaser Stock from the OTC Bulletin Board.

     5.09     FINANCING.  Purchaser  has  or  will  have  available, immediately
              ---------
prior to and on the Closing Date, sufficient cash in immediately available funds to pay the aggregate Cash Consideration (including the Closing Date Cash Consideration and the highest possible amount of Final Determination Date Cash Consideration payable to Sellers) pursuant to Article II and to consummate, on
                                                ----------
the  terms  contemplated  hereby,  the  other  transactions contemplated hereby.

     5.10     BROKERAGE.  No  broker,  agent  or finder has rendered services to
              ---------
Purchaser in connection with the transactions contemplated under this Agreement.

     5.11     DISCLOSURE.  No  representations,  warranties,  assurances  or
              ----------
statements by Purchaser in this Agreement and no statement contained in any document, certificates or other writings furnished or to be furnished by Purchaser (or caused to be furnished by Purchaser) to the Sellers or any of their representatives pursuant to the provisions hereof contains or will contain any untrue statement of material fact, or omits or will omit to state any fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

     5.12     PURCHASER STOCK. The  shares  of  Purchaser Stock, when issued and
              --------------
delivered to the Sellers in accordance with the terms hereof, shall be duly authorized, validly issued, fully-paid and non-assessable.

                                   ARTICLE VI.
                                    COVENANTS
                                    ---------

     6.01     OPERATIONS  OF  THECOTTON  GROUP  COMPANIES.   The  Cotton  Group
              -------------------------------------------
Companies and the Sellers hereby covenant and agree that, except as consented to in writing by Purchaser, from and after the date hereof and prior to the Closing Date, the Cotton Group Companies shall, and the Sellers shall cause the Cotton Group Companies to, operate and conduct their businesses only in the Ordinary Course of Business. Pursuant thereto and not in limitation of the foregoing, except as otherwise expressly contemplated by this Agreement, from and after the date hereof and prior to the Closing Date, the Cotton Group Companies shall:

          (a) use Commercially Reasonable Efforts to preserve intact the goodwill and business organization of the Cotton Group Companies, keep the officers and employees of the Cotton Group Companies available to Purchaser and preserve the relationships and goodwill of the Cotton Group Companies with customers, distributors, suppliers, employees and other persons or entities having business relations with the Cotton Group Companies;

          (b) maintain their existence and good standing in their jurisdictions of organization and in each jurisdiction listed on SCHEDULE
                                                                        --------
4.01(a);
-------

          (c) duly and timely file or cause to be filed all reports and returns required to be filed with any Governmental Entity and promptly pay or cause to be paid when due all taxes, assessments and governmental charges, including interest and penalties levied or assessed, unless contested in good faith by appropriate proceedings;

          (d) maintain in existing condition and repair (ordinary wear and tear excepted), consistent with past practices, all buildings, offices, shops and other structures located on the Real Property, and all equipment, fixtures and other tangible personal property located on the Real Property;

          (e) not authorize for issuance, issue or deliver any additional equity interests or securities convertible into or exchangeable for equity interests of any Cotton Group Company, or issue or grant any right, option or other commitment for the issuance of thereof, or split, combine or reclassify any equity interests of any Cotton Group Company;

          (f) not amend or modify its charter documents, bylaws, limited liability company agreements, operating agreements or partnership agreements;

          (g) not create any subsidiary, acquire any capital stock or other equity securities of any corporation or acquire any equity or ownership interest in any business or entity;

          (h) not dispose of or permit to lapse any ownership and/or right to the use of any patent, trademark, trade name, service mark, license or copyright of the Cotton Group Companies (including any of the Intellectual Property), or dispose of or disclose to any person or entity, any trade secret, formula, process, technology or know-how of the Cotton Group Companies not heretofore a matter of public knowledge;

          (i) protect, defend and maintain the ownership, validity and registration of the Intellectual Property, and not allow any of the registered Intellectual Property to be abandoned, forfeited, cancelled, expunged and/or dedicated to the public;

          (j) not (i) sell any asset of the Cotton Group Companies, other than in the Ordinary Course of Business, (ii) create, incur or assume any indebtedness secured by the assets of the Cotton Group Companies, (iii) grant, create, incur or suffer to exist any lien or encumbrance on the assets of the Cotton Group Companies that did not exist on the date hereof, (iv) incur any liability or obligation (absolute, accrued or contingent), except in the Ordinary Course of Business, (v) write-off any guaranteed check, note or account receivable, except in the Ordinary Course of Business, (vi) write-down the value of any asset or investment (including any asset of the Cotton Group Companies) on the books or records of the Cotton Group Companies, except for depreciation and amortization in the Ordinary Course of Business, (vii) cancel any debt or waive any claim or right, (viii) make any commitment for any capital expenditure to be made on or following the date hereof in excess of $100,000.00, or (ix) enter into any contract or commitment which imposes, or purports to impose, any obligations or restrictions on any Cotton Group Company;

          (k) not increase in any manner the compensation of, or enter into any new bonus or incentive agreement or arrangement with, any of their employees, officers, directors or consultants, except in the Ordinary Course of Business; provided, however, that the Cotton Group Companies shall not take any
           --------  -------
action  described  in  this  Section  6.01(l)  with  respect to (i) any manager,
                             ----------------
officer or director of the Cotton Group Companies or (ii) any person whose annualized compensation is $50,000.00 or more or whose annual compensation for the twelve (12)-month period following the Closing Date is expected to be $50,000.00 or more;

          (l) not pay or agree to pay any additional pension, retirement allowance or other employee benefit under any Employee Benefit Plans to any of its employees or consultants, whether past or present, except in the Ordinary Course of Business; provided, however, that the Cotton Group Companies shall not
                    --------  -------
take  any  action  described  in  this  Section  6.01(m) with respect to (i) any
                                        ----------------
manager, officer or director of the Cotton Group Companies or (ii) any person whose annualized compensation is $50,000.00 or more or whose annual compensation for the twelve (12) month period following the Closing Date is expected to be $50,000.00 or more;

          (m) except as required by applicable laws, not adopt, amend or terminate any Employee Benefit Plan or increase the benefits provided under any Employee Benefit Plan, or promise or commit to undertake any of the foregoing in the future;

          (n)     not  enter  into  a  collective  bargaining  agreement;

          (o) not enter into any employment agreement contemplating annual compensation for the twelve (12) month period following the Closing Date of $50,000.00 or more;

          (p) not settle or compromise any legal proceedings related to or in connection with the Cotton Group Companies or the Cotton Group Business without consultation with the Purchaser;

          (q) maintain supplies and inventory at levels that are in the Ordinary Course of Business;

          (r) continue to extend customers credit, collect accounts receivable and pay accounts payable and similar obligations in the Ordinary Course of Business;

          (s) perform in all material respects all of their obligations under all contracts and commitments, and not default or suffer to exist any event or condition that with notice or lapse of time or both could constitute a default under any such contracts or commitments (except those being contested in good faith) and not enter into, assume or amend any contract or commitment other than in the Ordinary Course of Business;

          (t) not pay, discharge or satisfy any claim, liability or obligation (absolute, contingent or otherwise) other than the payment, discharge or satisfaction in the Ordinary Course of Business of claims, liabilities and obligations reflected or reserved against in the Interim Balance Sheet or incurred in the Ordinary Course of Business;

          (u)     not  increase  any  reserves  for  contingent  liabilities
(excluding any adjustment to bad debt reserves in the Ordinary Course of Business);

          (v) maintain in full force and effect and in the same amounts policies of insurance comparable in amount and scope of coverage to that maintained as of the date hereof by or on behalf of the Cotton Group Companies;

          (w) continue to maintain their books and records in accordance with GAAP consistently applied and on a basis consistent with past practice;

          (x) continue their cash management practices in the Ordinary Course of Business; and

          (y) not authorize, or commit or agree to take, any of the foregoing actions, which the Cotton Group Companies are required not to take without Purchaser's prior written consent.

In connection with the continued operation of the Cotton Group Companies during the period commencing on the date hereof and ending on the Closing Date, the Cotton Group Companies and the Sellers shall confer in good faith on a regular and frequent basis with Purchaser regarding operational matters and the general status of on-going operations of the Cotton Group Companies. The Cotton Group Companies and the Sellers hereby acknowledge that Purchaser does not and shall not waive any right it may have hereunder solely as a result of such consultations. Neither the Sellers nor the Cotton Group Companies shall take any action that would, or that could reasonably be expected to, result in any representation or warranty of the Sellers or the Cotton Group Companies set forth herein to become untrue.

     6.02     ACCESS.  During  the  period  from  and  after the date hereof and
              ------
prior to the Closing Date, the Cotton Group Companies shall, and the Sellers shall cause the Cotton Group Companies to, (a) provide Purchaser and its designees (e.g., officers, counsel, accountants, actuaries, and other authorized representatives) with such information as Purchaser or its designees may from time to time reasonably request with respect to the Cotton Group Companies and the transactions contemplated by this Agreement, (b) provide Purchaser and its designees, access during regular business hours and upon reasonable notice to the books, records, offices, personnel, counsel, accountants and actuaries of the Cotton Group Companies, as Purchaser or its designees may from time to time reasonably request, and (c) permit Purchaser and its designees to make such inspections thereof as Purchaser may reasonably request. Any investigation shall be conducted in such a manner so as not to interfere unreasonably with the operation of the business of the Cotton Group Companies. No such investigation shall limit or modify in any way the Sellers' or the Cotton Group Companies' obligations with respect to any breach of their representations, warranties, covenants or agreements contained herein.

     6.03     TRANSFER  TAXES.  All  sales  or  transfer  taxes, including stock
              ---------------
transfer taxes, document recording fees, real property transfer taxes, and excise taxes, arising out of or in connection with the consummation of the transactions contemplated hereby shall be paid by the Sellers. The parties shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications and other documents regarding any of such taxes and all transfer, recording, registration and other fees that become payable in connection with the transactions contemplated hereby that are required or permitted to be filed at or prior to the Closing Date.

     6.04     PREPARATION  OF SUPPORTING DOCUMENTS.  In addition to such actions
              ------------------------------------
as the Cotton Group Companies may otherwise be required to take under this Agreement or applicable law to consummate this Agreement and the transactions contemplated hereby, the Sellers and the Cotton Group Companies shall take such action, shall furnish such information, and shall prepare, or cooperate in preparing, and execute and deliver such certificates, agreements and other instruments as Purchaser may reasonably request from time to time, before, at or after the Closing Date, with respect to compliance with obligations of Purchaser, the Sellers or the Cotton Group Companies in connection with Purchaser's purchase of the Cotton Equity Interests from the Sellers. Any information so furnished by the Sellers or the Cotton Group Companies shall be true, correct and complete in all material respects and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     6.05     NOTICES  OF  CERTAIN  EVENTS.  The  Sellers  and  the Cotton Group
              ----------------------------
Companies  shall  promptly  notify  Purchaser  of:

          (a) any fact, condition, change or event that, individually or in the aggregate, results in any representation or warranty of the Cotton Group Companies or the Sellers hereunder being inaccurate in any respect as of the date of such fact, condition, change or event had such representation or warranty been made as of such date;

          (b) any fact, condition, change or event that causes or constitutes a breach of any of the representations or warranties of the Cotton Group Companies or the Sellers hereunder made as of the date hereof;

          (c) any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with the transactions contemplated hereby;

          (d) any notice or other communication from or to any Governmental Entity in connection with the transactions contemplated hereby;

          (e) any action, suit, claim, investigation or proceeding commenced or, to the Knowledge of the Cotton Group Companies or any Seller, threatened against, relating to or involving or otherwise affecting the Cotton Group
Companies  or  the  Cotton  Group  Business  that,
if pending on the date hereof, would have been required to have been disclosed pursuant to Section 4.13 or that relate to the consummation of the transactions
             ------------
contemplated  hereby;  and

          (f) (i) the damage or destruction by fire or other casualty of any asset of the Cotton Group Companies or part thereof or (ii) any asset of the Cotton Group Companies or part thereof becoming the subject of any proceeding (or, to the Knowledge of the Cotton Group Companies or any Seller, threatened proceeding) for the taking thereof or of any right relating thereto by condemnation, eminent domain or other similar governmental action.

The Cotton Group Companies and the Sellers hereby acknowledge that Purchaser does not and shall not waive any right it may have hereunder solely as a result of such notifications and any notification given pursuant to this Section 6.05
                                                                    ------------
shall  (x)  not  have any effect for purposes of determining satisfaction of the conditions  set  forth  in  Article IX of this Agreement, (y) be disregarded for
                            ----------
purposes  of  determining the obligations of the Sellers under Article X hereof,
                                                               ---------
and  (z)  not  in  any  way  limit Purchaser's exercise of its rights hereunder.

     6.06     SUPPLEMENTS  TO SCHEDULES.  From time to time prior to the Closing
              -------------------------
Date,  the  Cotton  Group Companies and the Sellers shall promptly supplement or amend the Schedules to this Agreement with respect to any matter (a) first existing or occurring after the date hereof which, if existing or occurring at or prior to such date, would have been required to be set forth in any of the Schedules to this Agreement, or (b) that is necessary to correct any information in such Schedules that is inaccurate on account thereof. No supplement or amendment to the Schedules shall have any effect for purposes of determining satisfaction of the conditions set forth in Article IX of this Agreement unless
                                             ----------
such supplement is accepted by Purchaser in writing in its sole discretion. Any information contained in any such supplement or amendment shall be disregarded for purposes of determining the obligations of the Cotton Group Companies and the Sellers under Article X hereof.
                     ----------

     6.07     NO  SOLICITATION  OF  TRANSACTIONS.  Neither  the  Cotton  Group
              ----------------------------------
Companies nor the Sellers shall, directly or indirectly, through any officer, director, manager, partner, member or agent of any of them or otherwise, initiate, solicit or encourage (including by way of furnishing non-public information or assistance), or enter into negotiations of any type, directly or indirectly, or enter into a confidentiality agreement, letter of intent or other similar contract or commitment with any person or entity other than Purchaser with respect to a sale of all or any substantial portion of the assets of the Cotton Group Companies, or a merger, consolidation, business combination, sale of all or any substantial portion of the Cotton Equity Interests, or the liquidation or similar extraordinary transaction with respect to the Cotton Group Companies. The Cotton Group Companies and the Sellers shall notify Purchaser orally (within two (2) business days) and in writing (as promptly as practicable) of all relevant terms of any inquiry or proposal by a third party to do any of the foregoing that the Sellers, the Cotton Group Companies or any of their officers, directors, partners, managers, employees, investment bankers, financial advisors, attorneys, accountants or other representatives may receive relating to any of such matters. In the event such inquiry or proposal is in writing, the Sellers and the Cotton Group Companies shall deliver to Purchaser a copy of such inquiry or proposal together with such written notice.

     6.08     FILINGS;  OTHER  ACTIONS;  NOTIFICATION.
              ---------------------------------------

          (a) The Sellers and Purchaser shall cooperate with each other and use their respective Commercially Reasonable Efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable laws to consummate and make effective the transactions contemplated by this Agreement as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Sellers and Purchaser have prepared and filed the notifications required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). Prior to the Sellers' and Purchaser's receipt of
                -------
clearance or notice of early termination from the applicable Governmental Entity reviewing the Sellers' and Purchaser's filings made under the HSR Act, Purchaser shall not be entitled to, and shall not, exercise any decision making authority or participate in any way in the management of the Cotton Group Companies except as provided in Section 6.1 hereof. Subject to applicable laws relating to the
                 -----------
exchange of information, Purchaser and the Sellers shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to Purchaser or the Cotton Group Companies, as the case may be, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the Sellers and Purchaser shall act reasonably and as promptly as practicable.

          (b) The Sellers and Purchaser each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notice or other communications received by Purchaser, the Cotton Group Companies or the Sellers, as the case may be, from any third party and/or any Governmental Entity with respect to the transactions contemplated by this Agreement. Purchaser shall give prompt notice to the other of any change that is reasonably likely to result in a Purchaser Material Adverse Effect.

     6.09     CONFIDENTIALITY.   The  Cotton  Group  Companies  and  the Sellers
              ---------------
shall hold in confidence at all times following the date hereof all Confidential Information and shall not disclose, publish or make use of Confidential Information at any time following the date hereof without the prior written consent of Purchaser. For purposes hereunder, "Confidential Information" means
                                                 ------------------------
any data or information of the Cotton Group Companies (including trade secrets) that is not generally known to the public or competitors regarding (for example and including) (a) business process models, (b) proprietary software, (c) research, development, products, services, marketing, selling, business plans, budgets, unpublished financial statements, licenses, prices, costs, contracts, suppliers, customers, and customer lists, (d) the identity, skills and compensation of employees, contractors, and consultants, (e) specialized training, (f) discoveries, developments, trade secrets, processes, formulas, data, lists, and all other works of authorship, mask works, ideas, concepts, know-how, designs, and techniques, whether or not any of the foregoing is or are patentable, copyrightable, or registrable under any intellectual property laws or industrial property laws in the United States or elsewhere, and (g) such other information that may give the Cotton Group Companies a competitive business advantage or the disclosure of which could be detrimental to the interests of the Cotton Group Companies and from all of the relevant circumstances could reasonably be assumed by any person or entity to be confidential and proprietary to the Cotton Group Companies. Notwithstanding the foregoing, no data or information constitutes "Confidential Information" if such data or information
                           ------------------------
is publicly known and in the public domain through means that do not involve a breach by the Cotton Group Companies or any Seller of any covenant or obligation set forth in this Agreement.

     6.10     PUBLICITY.  The  initial  press  release  shall  be  a joint press
              ---------
release and thereafter the Sellers, the Cotton Group Companies and Purchaser each shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except as may be required by law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service.

     6.11     EXPENSES.  All costs and expenses incurred in connection with this
              --------
Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

     6.12     NON-OPERATING  EXPENSES.  The Sellers shall cause the Cotton Group
              -----------------------
Companies to cause all non-operating expenses of the Cotton Group Companies to be paid in full prior to the Closing Date, except for expenses that constitute indebtedness for borrowed money taken into account pursuant to SECTION 2.02(b),
                                                                ---------------
or liabilities taken into account in the Final Statement of Net Worth or the determination of Net Working Capital pursuant to SECTION 2.04.
                                                        -------------

     6.13     SPIN-OFF  AGREEMENT.  Prior to the Closing Date, Purchaser and the
              -------------------
Sellers shall use commercially reasonable efforts to negotiate and execute an agreement regarding the potential spin-off of the Disaster Remediation Holding Company (as such term is defined on Schedule 6.13) from Purchaser with terms and
                                    -------------
conditions to be mutually agreed upon by Purchaser and the Sellers, substantially in accordance with the provisions of SCHEDULE 6.13.
                                                          --------------

     6.14     TAX  MATTERS.
              ------------

          (a)     Cooperation  on  Tax Matters.  The Sellers and Purchaser shall
                  ----------------------------
provide each other with such cooperation and information as either of them reasonably may request of the other in filing any tax return, amended tax return, determining a liability for taxes, participating in or conducting any audit or other proceeding in respect of taxes. Such cooperation and information shall include providing copies of relevant tax returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or other determinations by tax authorities. The Sellers and Purchaser shall make their respective employees available on a basis mutually convenient to both parties to provide explanations of any documents or information provided hereunder. Each of the Sellers and Purchaser shall retain all tax returns, schedules and work papers, records and other documents in its possession relating to tax matters of the Cotton Group Companies and the business and assets of the Cotton Group Companies for each taxable period first ending after the Closing Date and for all prior taxable periods until the later of (i) the expiration of the statute of limitations of the taxable periods to which such tax returns and other documents relate, without regard to extensions except to the extent notified by the other party in writing of such extensions for the respective tax periods, or (ii) six years following the due date (without extension) for such tax returns. Any information obtained under this Section 6.14 shall be kept confidential in accordance with
                      ------------
the provisions of this Agreement except as may be otherwise necessary in connection with the filing of tax returns or claims for refund or in conducting an audit or other proceeding.

          (b)     Tax  Returns  and  Payment  of  Taxes.
                  -------------------------------------

               (i) The Sellers or the Sellers' designee shall prepare and timely file or shall cause to be prepared and timely filed all Returns of the Cotton Group Companies for tax periods ending on or before the Closing Date ("Seller Returns"), and shall pay or shall cause to be paid any and all Taxes
  ---------------
due with respect to such Returns. The Sellers shall have the exclusive authority and obligation to prepare or cause to be prepared all Seller Returns. Such authority shall include the determination of the manner in which any items of income, gain, deduction, loss or credit arising out of the income, properties and operations of the Cotton Group Companies shall be reported or disclosed in such Seller Returns; provided, however, that such Returns shall be prepared by
                       --------  -------
treating items on such Returns in a manner consistent with past practice with respect to such items, unless otherwise required by law. If any such Seller Returns are due after the Closing Date and the Sellers are not authorized by law to file such Seller Returns, the Sellers shall submit drafts of such Seller Returns to Purchaser for its review at least 30 days prior to the due date of any such Return. Such drafts of Seller Returns shall be subject to Purchaser's review and approval, which approval shall not be unreasonably withheld, and Purchaser shall timely file, or cause to be timely filed, such Seller Returns with the appropriate taxing authority.

               (ii) Purchaser shall prepare (or cause to be prepared), execute, and timely file all Returns of the Cotton Group Companies that are not Seller Returns, and shall pay (or cause to be paid) all Taxes to which such Returns relate for all periods covered by such Returns; provided, however, that
                                                         --------  -------
Sellers shall reimburse Purchaser for all portions of such Taxes that are applicable to Pre-Closing Tax Periods to the extent such Taxes are not reflected in the reserve for Tax liability shown in the Final Statement of Net Worth, save and except for the Section 1374 Tax which shall be an obligation of and paid by Purchaser. All such Returns shall be prepared in accordance with the past practice of the Cotton Group Companies, unless otherwise required by applicable law. "Pre-Closing Tax Period" shall mean any tax period ending on or before the
       ----------------------
Closing Date; and, with respect to a Tax period that begins on or before the Closing Date and ends thereafter, the portion of such tax period ending on the Closing Date.

               (iii) For purposes of calculating Taxes applicable to the Pre-Closing Tax Periods, the amount of any Tax (except Taxes based on the Cotton Group Companies' income or gross-receipts) owed shall be apportioned to Pre-Closing Tax Periods based on the number of days for the portion of the ending on and including the Closing Date. Any allocation of income or deductions required to determine any Taxes based on the Cotton Group Companies' income or gross-receipts applicable to a Pre-Closing Tax Period shall be made by means of a closing of the books and records of the Cotton Group Companies as of the close of business on the Closing Date.

          (c)     SECTION  338(h)(10)  ELECTION.
                  -----------------------------

               (i) Purchaser and the Cotton Holdings Sellers shall take all steps necessary to make a timely, effective and irrevocable election pursuant to
Section 338(h)(10) of the Code (and, if permissible, under any applicable state or local Tax laws) with respect to the acquisition by Purchaser of the Cotton Holdings Shares hereunder to treat such purchase and sale as a deemed sale of assets for federal income Tax and state income purposes (collectively, the
"Section  338(h)(10)  Election").  The Purchaser and the Cotton Holdings Sellers
 -----------------------------
and their respective affiliates shall report the transactions consistent with such Section 338(h)(10) Election and shall take no position contrary thereto unless and to the extent required to do so pursuant to a final determination by the IRS or other applicable taxing authority.

               (ii) The Cotton Holdings Sellers and Purchaser shall execute at the Closing any and all forms necessary to effectuate the Section 338(h)(10) Election (including, without limitation, Internal Revenue Service Form 8023 and any similar forms under applicable state or local income Tax laws) (collectively, the "Section 338 Forms). In the event, however, any Section 338
                     -----------------
Forms are not executed at the Closing, the Cotton Holdings Sellers and Purchaser shall prepare and complete each such Section 338 Form no later than fifteen (15) days prior to the date each such Section 338 Form is required to be filed.

               (iii) Purchaser shall prepare and provide to the Cotton Holdings Sellers within sixty (60) days after the Closing, a schedule allocating the Purchase Price among the assets of the Cotton Group Companies (including allocations at net depreciated tax value for fixed assets). Such schedule shall be prepared in good faith and in accordance with applicable provisions of the Code. Unless the Cotton Holdings Sellers object to the Purchaser's allocation schedule within ten (10) days after receipt thereof, such schedule shall become final and, absent a final determination by a governmental authority to the contrary, shall be binding upon the Cotton Holdings Sellers and Purchaser for all federal, state and local Tax purposes. If the Cotton Holdings Sellers object to the Purchaser's allocation within ten (10) days of receipt, then the parties agree to meet and resolve the dispute in good faith. If the parties fail to reach an agreement on the allocation, final allocation shall be determined in accordance with the dispute resolution procedures set forth in
Section 12.22 of this Agreement. Any objection by the Cotton Holdings Sellers to the Purchaser's allocation schedule shall be made in good faith and based on the applicable provisions of the Code.

               (iv) The Cotton Holdings Sellers and Purchaser agree that neither party shall take any action to modify or revoke the Section 338(h)(10) Election following the filing of the Section 338 Forms, without the written consent of the other, unless required to do so by any governmental authority. The Cotton Holdings Sellers and Purchaser shall cause their respective subsidiaries to file all Tax Returns in a manner consistent with the information contained in the Section 338 Forms, and neither shall take any position for tax or financial purposes that is inconsistent with such information without the prior written consent of the other, which shall not be unreasonably withheld.

               (v) The Cotton Holdings Sellers shall be responsible for and shall pay any Taxes imposed on the Cotton Holdings Sellers or Cotton Holdings
(excluding any Section 1374 Tax) arising from the sale of the Cotton Holdings Shares.

          (d) Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 6.14 shall survive through the expiration of the applicable statute of limitations as the same may be extended.

     6.15     EMPLOYEE  BONUS POOL.  A pool of shares of Purchaser Stock (not to
              --------------------
exceed 700,000 shares) shall be made available in a non-statutory stock option plan for the benefit of certain employees of the Cotton Group Entities designated by the Sellers, with an exercise price not to exceed an amount per share equal to (a) the Market Price of the Purchaser Stock on the Closing Date, less (b) $2.50.
----

                                  ARTICLE VII.
                 CONDITIONS TO EACH PARTY'S OBLIGATION TO CLOSE
                 ----------------------------------------------

     The respective obligation of each party to effect the transactions contemplated by this Agreement is subject to the satisfaction (or waiver) at or prior to the Closing Date of each of the following conditions:

     7.01     REGULATORY  CONSENTS.  At  or  prior  to  the  Closing  Date,  all
              --------------------
notices, reports and other filings required to be made prior to the Closing Date by the Sellers, the Cotton Group Companies or Purchaser with, and all consents, registrations, approvals, permits and authorizations required to be obtained prior to the Closing Date by the Sellers, the Cotton Group Companies or Purchaser from, any Governmental Entity (collectively, "Governmental Consents")
                                                         ---------------------
in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Sellers and Purchaser shall have been made or obtained (as the case may be), except those that the failure to make or to obtain are not individually or in the aggregate, reasonably likely to have a Purchaser Material Adverse Effect or to provide a reasonable basis to conclude that the parties hereto or any of their affiliates or respective directors, officers, agents, advisors or other representatives would be subject to the risk of criminal or material financial liability.

     7.02     LITIGATION.  No  court  or  Governmental  Entity  of  competent
              ----------
jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, law, ordinance, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the transactions contemplated by this Agreement (collectively, an "Order").
                                                        -----

                                  ARTICLE VIII.
                    CONDITIONS TO OBLIGATIONS OF THE SELLERS
                    ----------------------------------------

     The obligation of the Sellers to effect the transactions contemplated by this Agreement is subject to the satisfaction (or waiver by the Seller) at or prior to the Closing Date of each of the following conditions:

     8.01     REPRESENTATIONS  AND  WARRANTIES TRUE AND CORRECT AT CLOSING DATE.
              -----------------------------------------------------------------
Each of Purchaser's representations and warranties contained in this Agreement that are qualified by materiality shall be true and correct in all respects and each of Purchaser's representations and warranties contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and on and as of the Closing

Date, with the same force and effect as though made on and as of such date (except to the extent any such representation or warranty expressly speaks as of an earlier date), and Purchaser shall have delivered to the Seller certificates dated as of the Closing Date and signed on behalf of Purchaser by its President to such effect.

     8.02     PERFORMANCE  OF  OBLIGATIONS.  Purchaser  shall have performed and
              ----------------------------
complied in all material respects with the respective covenants and agreements set forth herein to be performed or complied with on or before the Closing Date; and Purchaser shall have delivered to the Company a certificate dated as of the Closing Date and signed on behalf of Purchaser by its President to all such effects and confirming such other matters as may be reasonably requested by the Sellers.

     8.03     DOCUMENTS  SATISFACTORY  IN  FORM  AND SUBSTANCE.  All agreements,
              ------------------------------------------------
certificates and other documents delivered by Purchaser to the Sellers hereunder or in connection herewith shall be in form and substance satisfactory to the Sellers and their counsel, in the exercise of their reasonable judgment.

     8.04     CERTIFICATES.  Purchaser  shall  have  delivered  to  the  Sellers
              ------------
certificates of the Secretary or Assistant Secretary of Purchaser (a) attaching and certifying copies of the resolutions of its board of directors authorizing the execution, delivery and performance of this Agreement and the other documents, instruments and certifications required or contemplated hereby, (b) certifying the name, title and true signature of each officer of Purchaser executing or authorized to execute this Agreement and the other documents, instruments and certifications required or contemplated hereby, and (c) attaching and certifying a true, correct and complete copy of the bylaws of Purchaser.

     8.05     NO  MATERIAL  CHANGE.  The  Purchaser  shall not have suffered any
              --------------------
Material Adverse Change in its business, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations.

     8.06     TERMINATION  OF  STANSELL  CONTINGENT  INTEREST.  The  contingent
              -----------------------------------------------
rights of Blake Stansell to obtain additional limited partnership interests in Cotton Commercial USA, LP, as set forth on SCHEDULE 3.03, shall have been
                                                  -------------
terminated and Mr. Stansell shall have executed a release in form and substance reasonably acceptable to the Purchaser.

     8.07     OPINION  OF  COUNSEL TO THE PURCHASER.  On or prior to the Closing
              -------------------------------------
Date, Sellers shall have received from counsel to the Purchaser an opinion, dated the Closing Date, in a form to be agreed upon by the parties.

                                   ARTICLE IX.
                     CONDITIONS TO OBLIGATIONS OF PURCHASER
                     --------------------------------------

     The obligations of Purchaser to effect the transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Purchaser) at or prior to the Closing Date of each of the following conditions:

     9.01     REPRESENTATIONS  AND  WARRANTIES TRUE AND CORRECT AT CLOSING DATE.
              -----------------------------------------------------------------
Each of the representations and warranties of the Cotton Group Companies and the Sellers contained in this Agreement that are qualified by materiality shall be true and correct in all respects and the Cotton Group Companies' and Sellers' representations and warranties contained in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and on and as of the Closing Date, with the same force and effect as though made on and as of such date (except to the extent any such representation or warranty expressly speaks as of an earlier date), and the Sellers shall have delivered to Purchaser certificates dated as of the Closing Date and signed on behalf of the Cotton Group Companies by the President of each of Cotton Holdings, Cotton Commercial and Cotton Restoration to such effect.

     9.02     PERFORMANCE  OBLIGATIONS.  The  Cotton  Group  Companies  and  the
              ------------------------
Sellers shall have performed and complied in all material respects with the covenants and agreements set forth herein to be performed or complied with by it on or before the Closing Date; and the Sellers shall have delivered to Purchaser certificates dated as of the Closing Date and signed on behalf of the Cotton Group Companies by the President or General Partner of each of Cotton Holdings, Cotton Commercial and Cotton Restoration to such effect, and confirming such other matters as may be reasonably requested by Purchaser.

     9.03     NO  MATERIAL CHANGE.  On or prior to the Closing Date, neither the
              -------------------
Sellers nor the Cotton Group Companies shall have suffered any Material Adverse Change since the date of the Reviewed Financial Statements (whether or not such change is referred to or described in any Schedule) in its business, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent or otherwise), reserves or operations.

     9.04     OTHER  NECESSARY  CONSENTS.  On  or prior to the Closing Date, the
              --------------------------
Sellers  shall have obtained all consents and approvals required to be listed on
SCHEDULE  4.05.  With  respect to each such consent or approval, Purchaser shall
--------------
have received written evidence, satisfactory to it, that such consent or approval has been duly and lawfully filed, given, obtained or taken and is effective, valid and subsisting.

     9.05     OPINION  OF  COUNSEL  TO  THE  SELLER.  On or prior to the Closing
              -------------------------------------
Date, Purchaser shall have received from counsel to the Sellers and the Cotton Group Companies an opinion, dated the Closing Date, in a form to be agreed upon by the parties.

     9.06     NON-COMPETE  AGREEMENT.  On  or  prior  to  the Closing Date, each
              ----------------------
Seller and each Incentive Employee shall have executed and delivered to Purchaser non-competition agreements substantially in the form of EXHIBIT G.
                                                                      ---------

     9.07     DOCUMENTS  SATISFACTORY  IN  FORM  AND SUBSTANCE.  All agreements,
              ------------------------------------------------
certificates, opinions and other documents delivered by the Sellers to Purchaser hereunder shall be in form and substance satisfactory to Purchaser and its counsel, in the exercise of their reasonable judgment.

     9.08     CERTIFICATES.  The  Sellers  shall  have  delivered  to Purchaser:
              ------------

          (a) Certificates of the Secretary or Assistant Secretary of each of Cotton Holdings, Cotton Commercial and Cotton Restoration (i) attaching and certifying copies of the resolutions of its board of directors and shareholders, or its partners, authorizing the execution, delivery and performance of this Agreement and the other documents, instruments and certifications required or contemplated hereby, (ii) certifying the name, title and true signature of each officer or partner of such entity executing or authorized to execute this Agreement and the other documents, instruments and certifications required or contemplated hereby, and (iii) attaching and certifying a true, correct and complete copies of the bylaws or partnership agreement of such entity; and

          (b) Copies of the articles of incorporation or articles of formation of such entity certified by the Secretary of State of the jurisdiction of its incorporation and by its Secretary or Assistant Secretary, together with a certificates of good standing or existence as may be available from the Secretaries of State of its jurisdiction of incorporation or organization and every other state of the United States in which the conduct of its business or the ownership of its properties and assets requires it to be so qualified.

     9.09     EMPLOYMENT  AGREEMENTS.  On  or  prior  to  the Closing Date, each
              ----------------------
Seller and each Incentive Employee shall have executed and delivered to Purchaser employment agreements substantially in the form of EXHIBIT H,
                                                                     ----------
provided,  that  Purchaser agrees that the salaries and benefits payable to such
--------
persons shall be the same as in effect on the date of this Agreement or as otherwise provided on EXHIBIT H.
                         ----------

     9.10     RELEASE  OF  LIENS.  On  or  prior  to the Closing Date, Purchaser
              ------------------
shall have received evidence reasonably satisfactory to it that all liens or encumbrances affecting any asset of the Cotton Group Companies have been released, except for (i) liens or encumbrances arising out of indebtedness for borrowed money taken into account pursuant to SECTION 2.02(b), (ii) liabilities
                                               ---------------
taken into account in the Final Statement of Net Worth or the determination of Net Working Capital pursuant to SECTION 2.04, and (iii) purchase money security
                                 ------------
liens  on  equipment  incurred  in  the  ordinary  course  of  business.

                                   ARTICLE X.
                                 INDEMNIFICATION
                                 ---------------

     10.01     INDEMNIFICATION  OBLIGATIONS OF THESELLERS.  The Sellers (and the
               ------------------------------------------
Cotton Group Companies prior to the Closing Date) shall, jointly and severally, indemnify, defend and hold harmless Purchaser and its affiliates, officers, directors, employees, agents and representatives and the heirs, executors, successors and assigns of any of the foregoing (the "Purchaser Indemnified
                                                           ---------------------
Parties")  from,  against,  and  in respect of, any and all claims, liabilities,
-------
obligations, damages, losses, costs, expenses, penalties, fines and judgments (at equity or at law, including statutory and common) and damages whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys' fees and expenses) arising out of or relating to:

          (a) any breach or inaccuracy of any representation or warranty made by the Cotton Group Companies or the Sellers in this Agreement or any documents or agreements executed and delivered by the Cotton Group Companies or any Seller in connection with the transactions contemplated by this Agreement (without regard to any qualification or exception contained in such representation or warranty relating to materiality or Material Adverse Effect), whether such representation and warranty is made as of the date hereof or as of the Closing Date; or

          (b) any breach of any covenant, agreement or undertaking made by the Cotton Group Companies or the Sellers in this Agreement or in any documents or agreements executed and delivered by the Cotton Group Companies or any Seller in connection with the transactions contemplated by this Agreement.

The claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines and judgments of the Purchaser Indemnified Parties described in this Section 10.01 as to which the Purchaser Indemnified Parties are entitled to
     -------------
indemnification  are  collectively  referred  to  as  "Purchaser  Losses".
                                                       -----------------

     10.02     INDEMNIFICATION  OBLIGATIONS  OF  PURCHASER.  Purchaser  shall
               -------------------------------------------
indemnify and hold harmless the Sellers and their heirs, executors, successors and assigns (the "Seller Indemnified Parties") from, against and in respect of
                    --------------------------
any and all claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines and judgments (at equity or at law, including statutory and common) and damages whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys' fees and expenses) arising out of or relating to:

          (a) any breach or inaccuracy of any representation or warranty made by Purchaser in this Agreement or in any document or agreement executed and delivered by Purchaser in connection with the transactions contemplated by this Agreement, whether such representation and warranty is made as of the date hereof or as of the Closing Date; or

          (b) any breach of any covenant, agreement or undertaking made by Purchaser in this Agreement or in any document or agreement executed and delivered by Purchaser in connection with the transactions contemplated by this Agreement;

The claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines and judgments of the Seller Indemnified Parties described in this Section 10.02 as to which the Seller Indemnified Parties are entitled to
      --------------
indemnification  are  collectively  referred  to  as  "Seller  Losses".
                                                       --------------

     10.03     INDEMNIFICATION  PROCEDURE.
               --------------------------

          (a) Promptly following receipt by a Purchaser Indemnified Party or a Seller Indemnified Party, as applicable (an "Indemnified Party") of notice by
                                                -----------------
a third party (including any Governmental Entity) of any complaint, dispute or claim or the commencement of any audit, investigation, action or proceeding with respect to which such Indemnified Party may be entitled to receive payment from the other party for any Purchaser Losses or any Seller Losses (as the case may
be), such Indemnified Party shall give Purchaser or the Sellers, as the case may be (the "Indemnifying Party"), reasonably prompt written notice thereof, but in
          ------------------
any event not later than thirty (30) calendar days after receipt of such notice of such third party claim, provided, however, that the failure to so notify the
                            --------  -------
Indemnifying Party shall relieve the Indemnifying Party from liability hereunder with respect to such claim only if, and only to the extent that, such failure to so notify the Indemnifying Party prejudices the Indemnifying Party of rights and defenses otherwise available to the Indemnifying Party with respect to such claim. The Indemnifying Party shall have the right, upon written notice delivered to the Indemnified Party within twenty (20) days thereafter assuming full responsibility for any Purchaser Losses or Seller Losses (as the case may be) resulting from such audit, investigation, action or proceeding, to assume the defense of such audit, investigation, action or proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, that the Indemnifying Party declines or fails to assume the defense of the audit, investigation, action or proceeding on the terms provided above or to employ counsel reasonably satisfactory to the Indemnified Party, in either case within such 20-day period, then any Purchaser Losses or any Seller Losses (as the case may be), shall include the reasonable fees and disbursements of counsel for the Indemnified Party as incurred. In any audit, investigation, action or proceeding for which indemnification is being sought hereunder the Indemnified Party or the Indemnifying Party, whichever is not assuming the defense of such action, shall have the right to participate in such matter and to retain its own counsel at such party's own expense. The Indemnifying Party or the Indemnified Party (as the case may be) shall at all times use reasonable efforts to keep the Indemnifying Party or Indemnified Party (as the case may be) reasonably apprised of the status of the defense of any matter the defense of which it is maintaining and to cooperate in good faith with each other with respect to the defense of any such matter.

          (b) No Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, unless (i) the Indemnifying Party fails to assume and maintain the defense of such claim pursuant to Section 10.03(a) or (ii) such settlement,
                                       ----------------
compromise or consent includes an unconditional release of the Indemnifying Party and its officers, directors, employees and affiliates from all liability arising out of such claim. An Indemnifying Party may not, without the prior written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder unless (x) such settlement, compromise or consent includes an unconditional release of the Indemnified Party and its officers, directors, employees and affiliates from all liability arising out of such claim, (y) does not contain any admission or statement suggesting any wrongdoing or liability on behalf of the Indemnified Party and (z) does not contain any equitable order, judgment or term that in any manner affects, restrains or interferes with the business of the Indemnified Party or any of the Indemnified Party's affiliates.

          (c) In the event an Indemnified Party claims a right to payment pursuant hereto, such Indemnified Party shall send written notice of such claim to the appropriate Indemnifying Party (a "Notice of Claim"). Such Notice of
                                              ---------------
Claim  shall  specify  the basis for such claim.  The failure by any Indemnified
Party so to notify the Indemnifying party shall not relieve the Indemnifying Party from any liability that it may have to such Indemnified Party with respect to any claim made pursuant to this Section 10.03(c), it being understood that
                                      ----------------
notices for claims in respect of a breach of a representation or warranty must be delivered prior to the expiration of the survival period for such representation or warranty under Section 10.04. In the event the Indemnifying
                                   -------------
Party does not notify the Indemnified Party within thirty (30) days following its receipt of such notice that the Indemnifying Party disputes its liability to the Indemnified Party under this Article or the amount thereof, the claim specified by the Indemnified Party in such Notice of Claim shall be conclusively deemed a liability of the Indemnifying Party under this Section 10.03(c), and
                                                           ----------------
the Indemnifying Party shall pay the amount of such liability to the Indemnified Party on demand or, in the case of any notice in which the amount of the claim (or any portion of the claim) is estimated, on such later date when the amount of such claim (or such portion of such claim) becomes finally determined. In the event the Indemnifying Party has timely disputed its liability with respect to such claim as provided above, as promptly as possible, such Indemnified Party and the appropriate Indemnifying Party shall establish the merits and amount of such claim (by mutual agreement, litigation, arbitration or otherwise) and, within five (5) Business Days following the final determination of the merits and amount of such claim, the Indemnifying Party shall pay to the Indemnified Party immediately available funds in an amount equal to such claim as determined hereunder.

     10.04     SURVIVAL  PERIOD.  The  representations  and  warranties  of  the
               ----------------
parties contained herein shall not be extinguished by the Closing Date, but shall survive the Closing Date for, and all claims for indemnification in connection therewith shall be asserted not later than, eighteen (18) months following the Closing Date; provided, however, that the representations and
                                --------   -------
warranties  contained  in Section 3.01 (Power, Authority and Organization of the
                          ------------
Sellers),  Section 3.03 (Ownership of the Cotton Equity Interests), Section 4.01
           ------------                                             ------------
(Organization  and  Authorization),  Section  4.02  (Authorized  and Outstanding
                                     -------------
Stock),  Section 4.15 (Employee Benefits), Section 4.19 (Environmental Matters),
         ------------                      ------------
Section  4.27  (Tax  Matters),  and  Section 4.28 (Brokerage) (collectively, the
-------------                        ------------
"Surviving  Representations")  shall  survive  for  a  period  of four (4) years
 --------------------------
following the Closing Date, and the period during which a claim for indemnification may be asserted in connection therewith shall continue during such four (4) year period. The covenants and agreements of the parties hereunder shall survive without limitation as to time, and the period during which a claim for indemnification may be asserted in connection therewith shall continue indefinitely. Notwithstanding the foregoing, if, prior to the close of business on the last day a claim for indemnification may be asserted hereunder, an Indemnifying Party shall have been properly notified of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity hereunder until such claim is finally resolved or disposed of in accordance with the terms hereof.

     10.05     LIABILITY  LIMITS.  Notwithstanding  anything to the contrary set
               -----------------
forth herein, the Purchaser Indemnified Parties shall not make a claim against the Sellers for indemnification under Section 10.01(d) for Purchaser Losses, and
                                      ----------------
the  Sellers  will  have  no  liability  for  indemnification  of  any Purchaser
Indemnified  Party  pursuant  to Section 10.01(a) unless and until the aggregate
                                 ----------------
Losses  claimed thereunder exceed an amount equal to $250,000.00 (the "Threshold
                                                                       ---------
Amount"),  and  once the  aggregate amount of such Losses under Section 10.01(a)
------                                                          ----------------
exceeds the Threshold Amount, the Purchaser Indemnified Parties will be entitled to recover all such Losses to which they are entitled in excess of the Threshold Amount. The total aggregate amount of the liability of the Seller for Purchaser Losses with respect any claims made pursuant to Section 10.01(a) other than
                                                     ----------------
Claims  arising  under  Section  4.19  (Environmental  Matters)  ("Environmental
                        -------------                              -------------
Claims")  shall  be  limited  to  $3,000,000.00 (the "Purchaser Cap"); provided,
------                                                -------------    --------
however,  that  with  respect to Environmental Claims the Purchaser Cap shall be
-------
increased  by  an additional $2,000,000 to $5,000,000 (the "Environmental Cap"),
                                                            -----------------
and the Seller shall be liable for one half (1/2) of the amount of any Environmental Claims in excess of the Environmental Cap; provided, further, that
                                                         --------  -------
total aggregate amount of the liability of the Company and the Seller for Purchaser Losses arising out of fraud or willful misconduct shall not be subject to any limits. Notwithstanding the foregoing, any indemnification amounts payable by the Sellers pursuant to this Article X will be reduced by any amounts
                                        ---------
actually  recovered  by  any  Purchaser  Indemnified

Party under insurance policies or other collateral sources with respect to such Losses and the Purchaser shall use Commercially Reasonable Efforts to collect any such amounts.

     10.06     DETERMINATION  OF PURCHASER LOSSES.  The Purchaser Losses payable
               ----------------------------------
by a Seller hereunder shall be determined (i) by the written agreement of the parties, (ii) by a final judgment or decree of any court of competent jurisdiction, or (iii) by any other means agreed to in writing by the Sellers and the Purchaser. A judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken have been fully determined.

     10.07     INVESTIGATIONS.  The respective representations and warranties of
               --------------
the parties contained in this Agreement or any certificate or other document delivered by any party at or prior to the Closing Date, and the rights to indemnification set forth in this Article X shall not be deemed waived or
                                       ----------
otherwise affected by any investigation made, or knowledge acquired, by a party, provided, that if either party becomes aware of a fact which results in, or
--------
could result in, a breach of a covenant or representation of the other party, the party become aware of such fact shall promptly notify the other party of such fact, provided, further, that any party's failure to so notify the other
             --------   -------
party shall not in any way limit the rights of such party pursuant to this Agreement if such failure does not result in a material prejudice to the other party.

     10.08     SET-OFF.  Purchaser  shall  be  entitled to set-off any amount or
               -------
right it may be entitled to pursuant to this Agreement against any amount, right or obligations owed to the Sellers under this Agreement or any agreement or documents executed and delivered in connection herewith; provided, that to the
                                                           --------
extent that funds remain to be paid under the Tax Reimbursement Note, Purchaser shall set off the amount of any Purchaser Losses against the Tax Reimbursement Note and any cash payments or issuances of Make-Whole Shares pursuant to Section
                                                                         -------
2.05  prior  to  setting  off  such  amounts  against  the  Seller  Note.
----

     10.09     REDUCTION OF PURCHASE PRICE.  Any indemnification amounts payable
               ---------------------------
by  the  Sellers pursuant to this Article X shall be deemed to be a reduction in
                                  ---------
the  Purchase  Price.

     10.10     DAMAGES.      Notwithstanding  any  other  provision  in  this
               -------
Agreement to the contrary, no party shall be liable to the other party for any punitive or exemplary damages.

     10.11     EXCLUSIVE  REMEDY.      Except  as  otherwise  set  forth in this
               -----------------
Agreement, after the Closing indemnification pursuant to this Article X shall be
                                                              ---------
the sole and exclusive remedy for the parties with respect to matters arising under this Agreement of any kind or nature, including, for any misrepresentation or breach of any warranty, covenant, or other provision contained in this Agreement, and the parties hereby waive and release any other rights, remedies, causes of action, or claims that either of them have or that may arise against any other party with respect thereto.

                                   ARTICLE XI.
                        TERMINATION PRIOR TO CLOSING DATE
                        ---------------------------------

     11.01     TERMINATION  OF  AGREEMENT.  This  Agreement may be terminated at
               --------------------------
any  time  prior  to  the  Closing  Date:

          (a) By the mutual written consent of Purchaser, the Sellers and the Cotton Group Companies;

          (b) By the Sellers in writing, without liability, if Purchaser shall (i) fail to perform in any material respect its agreements contained herein required to be performed by it on or prior to the Closing Date, or (ii) materially breach any of its representations, warranties or covenants contained herein, which failure or breach is not cured within ten (10) days after the Sellers have notified Purchaser of their intent to terminate this Agreement pursuant to this subparagraph (b);

          (c) By Purchaser in writing, without liability, if the Cotton Group Companies or the Sellers shall (i) fail to perform in any material respect their agreements contained herein required to be performed by them on or prior to the Closing Date, or (ii) materially breach any of their representations, warranties or covenants contained herein, which failure or breach is not cured within ten (10) days after Purchaser has notified the Sellers of its intent to terminate this Agreement pursuant to this subparagraph (c);

          (d) By either the Sellers or Purchaser in writing, without liability, if there shall be any order, writ, injunction or decree of any court or governmental or regulatory agency binding on Purchaser, the Sellers or the Cotton Group Companies, which prohibits or restrains Purchaser, the Seller or the Cotton Group Companies from consummating the transactions contemplated hereby, provided that Purchaser, the Sellers and the Cotton Group Companies shall have used their reasonable, good faith efforts to have any such order, writ, injunction or decree lifted and the same shall not have been lifted within 30 days after entry, by any such court or governmental or regulatory agency; or

          (e) By either the Sellers or Purchaser, in writing, without liability, if for any reason the Closing Date has not occurred by September 29, 2006 other than as a result of the breach of this Agreement by the party attempting to terminate the Agreement.

     11.02     TERMINATION  OF  OBLIGATIONS.  Termination  of  this  Agreement
               ----------------------------
pursuant  to  this  Article  XI  shall  terminate all obligations of the parties
                    -----------
hereunder, except for the obligations under Sections 2.02(a), 6.09, 11.02, 12.07
                                            ----------------  ----  -----  -----
and  12.10 hereof; provided, however, that termination pursuant to subparagraphs
     -----         --------  -------
(b),  (c)  or  (e)  of  Section  11.01  hereof shall not relieve a defaulting or
                        --------------
breaching  party  from  any  liability  to  the  other  party  hereto.

                                  ARTICLE XII.
                                  MISCELLANEOUS
                                  -------------

     12.01     ENTIRE  AGREEMENT;  SURVIVAL.  This  Agreement  (including  the
               ----------------------------
Schedules  and  Exhibits  which  are  incorporated  herein) constitutes the sole understanding of the parties with respect to the subject matter hereof; provided, however, that this provision is not intended to abrogate any other
--------   -------
written  agreement  between  the  parties executed with or after this Agreement.

     12.02     AMENDMENT.  No amendment, modification or alteration of the terms
               ---------
or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto.

     12.03     PARTIES  BOUND  BY AGREEMENT; SUCCESSORS AND ASSIGNS.  The terms,
               ----------------------------------------------------
conditions, and obligations of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns thereof. This Agreement shall not be assignable by operation of law or otherwise.

     12.04     COUNTERPARTS;  FACSIMILE.  This  Agreement  may  be  executed  in
               ------------------------
multiple counterparts, each of which shall for all purposes be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile.

     12.05     HEADINGS.  The  headings  of  the Sections and paragraphs of this
               --------
Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     12.06     MODIFICATION  AND WAIVER.  Any of the terms or conditions of this
               ------------------------
Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar).

     12.07     EXPENSES.  Except  as  otherwise provided herein, the Sellers and
               --------
Purchaser shall each pay all costs and expenses incurred by each of them, or on their behalf respectively, in connection with this Agreement and the transactions contemplated hereby, including fees and expenses of their own financial consultants, accountants and counsel. All such expenses incurred by the Cotton Group Companies in connection with this Agreement and the transactions contemplated hereby shall be paid by the Sellers on or before the Closing Date.

     12.08     NOTICES.  Any  notice,  request, instruction or other document to
               -------
be given hereunder by any party hereto to any other party hereto shall be in writing and delivered personally or sent by registered or certified mail (including by overnight courier such as FedEx or express mail service), postage or fees prepaid,

     if to the Sellers or, prior to the   Cotton
     Closing Date, the Cotton Group       14345 Northwest Fwy.
     Companies to:                        Houston, TX.  77040
                                          Fax No.: (713) 856-7425
                                          Attention:  Pete Bell
                                                      Chairman/Founder

     with a copy to:                      Nance & Simpson, LLP
                                          2603 Augusta, Suite 1000
                                          Houston, Texas 77057
                                          Fax No.:  (713) 520-5109
                                          Attention:  Glynn Nance

     if to Purchaser to:                  Charys Holding Company, Inc.
                                          1117 Perimeter Center West, Suite N415
                                          Atlanta, Georgia 30338
                                          Attention:  Billy V. Ray, Jr., Chief
                                                      Executive Officer
     with a copy to:                      Paul, Hastings, Janofsky & Walker LLP
                                          600 Peachtree Street, N.E.
                                          Suite 2400
                                          Atlanta, GA  30308
                                          Fax No.:  (404) 815-2424
                                          Attention:  Wayne Bradley

or at such other address for a party as shall be specified by like notice Any notice which is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party or the office of such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is so placed in the mail or, if earlier, the time of actual receipt.

     12.09     GOVERNING  LAW;  JURISDICTION.  This Agreement is executed by the
               -----------------------------
parties hereto in and shall be construed in accordance with and governed by the laws of the State of Texas without giving effect to the principles of conflicts of law thereof. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect hereof, brought by the other party hereto or its successors or assigns shall be brought and determined in state or federal courts sitting in the States of Georgia or Texas, and each party hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of a motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

     12.10     PUBLIC  ANNOUNCEMENTS.  No  public  announcement shall be made by
               ---------------------
any person with regard to the transactions contemplated by this Agreement without the prior consent of the Sellers and Purchaser; provided that either party may make such disclosure if advised by counsel that it is legally required to do so. The Sellers, the Cotton Group Companies and Purchaser will discuss any public announcements or disclosures concerning the transactions contemplated by this Agreement with the other parties prior to making such announcements or disclosures.

     12.11     KNOWLEDGE.  (a) (b) The Cotton Group Companies shall be deemed to
               ---------
have  "Knowledge"  of  a  particular  fact  or matter if an individual listed on
SCHEDULE  12.11(a)  is  actually  aware  of  such fact or matter without further
------------------
investigation  or  inquiry.

          (b) An individual Seller shall be deemed to have "Knowledge" of a particular matter if such Seller is actually aware of such fact or matter without further investigation or inquiry.

          (c) Purchaser shall be deemed to have "Knowledge" of a particular fact or matter if any of Billy Ray, Ray Smith, Kathy Catalano, Michael Oyster, Troy Crochet or Michael Brenner is actually aware of such fact or matter without further inquiry.

     12.12     NO  THIRD-PARTY BENEFICIARIES.  With the exception of the parties
               -----------------------------
to this Agreement, there shall exist no right of any person to claim a beneficial interest in this Agreement or any rights occurring by virtue of this Agreement.

     12.13     "INCLUDING".  Words  of inclusion shall not be construed as terms
               -----------
of limitation herein, so that references to "included" matters shall be regarded as non-exclusive, non-characterizing illustrations.

     12.14     GENDER  AND  NUMBER.  Where  the  context  requires, the use of a
               -------------------
pronoun of one gender or the neuter is to be deemed to include a pronoun of the appropriate gender, singular words are to be deemed to include the plural, and vice versa.

     12.15     REFERENCES.  Whenever  reference is made in this Agreement to any
               ----------
Article, Section, Schedule or Exhibit, such reference shall be deemed to apply to the specified Article or Section of this Agreement or the specified Schedule or Exhibit to this Agreement. The Schedules and Exhibits referenced in this Agreement are attached hereto, are hereby incorporated into this Agreement and are hereby made a part hereof as if set forth in full in this Agreement.

     12.16     SEVERABILITY.  In  case  any  one  or  more  of  the  provisions
               ------------
contained in this Agreement should be found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect against any party hereto, such invalidity, illegality, or unenforceability shall only apply to such party in the specific jurisdiction where such judgment shall be made, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, except that this Agreement shall not be reformed in any way that will deny to any party the essential benefits of this Agreement, unless such party waives in writing its rights to such benefits.

     12.17     FURTHER  ASSURANCES.  Each  of  the  parties  hereto will use its
               -------------------
reasonably good faith efforts to take all actions and to do all things necessary, proper or advisable following the Closing Date to consummate and effectuate the transactions contemplated by this Agreement.

     12.18     CURRENCY.  All  payments  hereunder  or  contemplated  by  this
               --------
Agreement  shall  be  paid  in  U.S.  currency.

     12.19     ORDINARY  COURSE  OF  BUSINESS.  "Ordinary  Course  of  Business"
               ------------------------------    ------------------------------
means, with respect to actions and operations conducted by the Cotton Group Companies, actions and operations that are (a) consistent with the past custom and practices of the Cotton Group Companies, (b) taken in the ordinary course of the normal, day-to-day operations of the Cotton Group Companies, (c) not required to be authorized by the Board of Directors or other governing body of the Cotton Group Companies, and (d) similar in nature and magnitude to actions and operations customarily taken, without any authorization by the Board of Directors or other governing body, in the ordinary course of the normal, day-to-day operation of other companies that are in the same line of business as the Cotton Group Companies.

     12.20     COMMERCIALLY  REASONABLE  EFFORTS.  "Commercially  Reasonable
               ---------------------------------    ------------------------
Efforts"  means  efforts  which  are  designed  to  enable  a party, directly or
-------
indirectly, to satisfy a condition to or otherwise assist in the consummation of a desired result and which do not require the performing party to expend funds or assume liabilities other than expenditures and liabilities which are customary and reasonable in nature and amount in the context hereof.

     12.21     MATERIAL  ADVERSE  CHANGE  (OR EFFECT).  "Material Adverse Change
               --------------------------------------    -----------------------
(or  Effect)"  means  any change or effect that individually or in the aggregate
------------
with other changes or effects would be material and adverse to (a) the financial condition, assets, liabilities, businesses, or results or operations of any Cotton Group Company or the Purchaser, as the case may be, or (b) the ability of the Sellers or the Purchaser, as the case may be, to consummate the transactions contemplated hereby; provided, however, that any change or effect resulting
                       --------   -------
from, or directly relating to, any of the following shall not be taken into account in making any such determination and shall not be deemed to constitute or give rise to a Material Adverse Effect: (i) a change or effect which has a similar impact on comparable businesses, (ii) a change or changes in general business or economic conditions, including, without limitation, changes in applicable laws or regulations and changes in financial or market conditions,
(iii) changes resulting from conditions generally affecting the geographic area or local, regional, or national industry in which the Cotton Group Companies or the Purchaser, as the case may be, operates, (iv) acts of terrorism or war (whether or not declared), (v) the performance by any party of its obligations under this Agreement, (vi) the compliance by any party with any covenant hereunder, (vii) the performance by any party of any action to which the other party has consented, (viii) the fact that the Purchaser is the purchaser of the Cotton Equity Interests, (ix) the announcement of the transaction or the existence of this Agreement, or (x) the taking of any action by or on behalf of the other party or its Affiliates, representatives, or agents.

     12.22     ARBITRATION.      The  parties  shall  use  their respective best
               -----------
efforts to resolve any disputes, claims, or controversies arising out of or relating to this Agreement, including the performance, breach, validity, interpretation, application, or termination thereof (a "Dispute"). Any party
                                                           -------
may give written notice of the existence of a Dispute (the "Notice of Dispute"),
                                                            -----------------
after which the parties shall attempt to resolve the Dispute through good faith negotiations by their respective authorized representatives. If the parties are unable to resolve the Dispute amicably within thirty (30) days after delivery of the written Notice of Dispute, or such other time as the parties may agree in writing, then the Dispute shall be subject to arbitration in accordance with this Section. Any Dispute not resolved amicably through good faith negotiation as provided above shall be finally resolved by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules as then in effect (the "AAA
                                    ---

Rules"),  and  judgment  on  the  award  may  be  entered  in  any  court having
-----
jurisdiction thereof. In the event that any party's claim or counterclaim exceeds $1,000,000, exclusive of interest or attorneys' fees, the Dispute shall be heard and determined by three arbitrators, each of whom shall be independent and impartial; otherwise, the Dispute shall be heard and determined by one arbitrator. In the event that one arbitrator shall hear the Dispute, the parties shall attempt to agree upon a qualified individual to serve as arbitrator. If the parties are unable to so agree within thirty (30) days of the commencement of the arbitration, then the arbitrator shall be selected and appointed in accordance with the AAA Rules. In the event that three arbitrators shall hear the Dispute, each party shall, within twenty (20) days after commencement of the arbitration, select one person to act as arbitrator. The two arbitrators so selected shall, within twenty (20) days of their appointment, select a third arbitrator who shall serve as the chairperson of the arbitral panel. The arbitrators selected shall be qualified by education, training, and experience to hear and determine matters in the nature of the Dispute. If a party fails to appoint an arbitrator as provided herein, or if the arbitrators selected by the parties are unable or fail to agree upon a third arbitrator within twenty (20) days of their appointment, or such other time as the parties may agree in writing, then that arbitrator shall be selected and appointed in accordance with the AAA Rules. Should an arbitrator die, resign, refuse to act, or become incapable of performing his or her functions as an arbitrator, the AAA may declare a vacancy on the Panel. The vacancy shall be filled by the method by which that arbitrator was originally appointed. The seat of the arbitration shall be Houston, Texas. The arbitrator(s) shall determine the matters at issue in the Dispute in accordance with the substantive law of Texas. The parties hereby waive any claim to exemplary, punitive, or similar damages in excess of compensatory damages, attorneys' fees, costs, and expenses of arbitration, and the arbitral panel is not empowered to and shall not award exemplary, punitive, or similar damages in excess of compensatory damages, attorneys' fees, costs, and expenses of arbitration. The award of the arbitration(s) shall be in writing and shall set out the reasons therefor.

     12.23     ENFORCEMENT.  Prior  to  the Closing Date, the parties agree that
               -----------
irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specified terms. It is accordingly agreed that prior to the Closing Date the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

                                   **********

     IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the date first above written.


                                        CHARYS HOLDING COMPANY, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        COTTON HOLDINGS I, INC


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        COTTON COMMERCIAL USA, LP


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        COTTON RESTORATION OF CENTRAL TEXAS, LP


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


SELLER:                                 SELLER:
------                                  -------

--------------------------------------  ----------------------------------------
CHAD WEIGMAN                            BLAKE STANSELL


                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

SELLER:                                 SELLER:
------                                  -------


--------------------------------------  ----------------------------------------
BRYAN MICHALSKY                         JAMES SCAIFE


SELLER:                                 SELLER:
------                                  -------


--------------------------------------  ----------------------------------------
RANDALL THOMPSON                        PETE BELL


SELLER:                                 SELLER:
------                                  -------


--------------------------------------  ----------------------------------------
DARYN EBRECHT                           RUSSELL WHITE


SELLER:
-------


--------------------------------------
JOHNNY SLAUGHTER


                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                    EXHIBIT A
                                    ---------

                             COTTON GROUP COMPANIES

-------------------------------------------------------------
NAME  JURISDICTION  AUTHORIZED #  NAME OF EACH  INTEREST HELD
                    OF INTERESTS     HOLDER        BY EACH
                                                   HOLDER
----  ------------  ------------  ------------  -------------

-------------------------------------------------------------

                                    EXHIBIT B
                                    ---------

                  PURCHASE PRICE ALLOCATION AMONG SHAREHOLDERS

-------------------------------------------------------------------------
SELLER      NON-       SELLER      STOCK          FINAL       INCENTIVE
         REFUNDABLE     NOTE   CONSIDERATION  DETERMINATION  COMPENSATION
            CASH                                DATE CASH     PERCENTAGE
        CONSIDERATION                         CONSIDERATION
------  -------------  ------  -------------  -------------  ------------

-------------------------------------------------------------------------

                                    EXHIBIT C
                                    ---------

                                 PROMISSORY NOTE
                                  [SELLER NOTE]


$                                                               Atlanta, Georgia
 -------------                                                            , 2006
                                                              --------- --


          FOR  VALUE  RECEIVED,  the undersigned, C&B Holdings, Inc., a Delaware
corporation  ("Maker"), hereby promises to pay to the order of [           ], an
               -----                                            -----------
individual  resident  of the State of Texas ("Seller"), at                    ,
                                              ------       -------------------
or such other place as Seller shall designate in writing, in lawful money of the United States of America, the principal sum of
                                                       ------------------
($             ) subject to the terms hereof, together with interest thereon, at
  -------------
the rate hereinafter set forth below, with such principal sum and interest being payable as set forth below. This promissory note ("Note") is being delivered
                                                       ----
pursuant to Section 2.02(d) of that certain Stock and Limited Partnership Interest Purchase Agreement, dated as of September 1, 2006, by and among Charys Holding Company, Inc. ("Guarantor"), Cotton Holdings 1, Inc., Cotton Commercial
                         ---------
USA, LP, Cotton Restoration of Central Texas, LP and the Sellers set forth therein (the "Purchase Agreement"), and is subject in all respects to the terms
               ------------------
and  conditions  thereof,  including  without  limitation adjustment pursuant to
Section 2.02(d) thereof. Terms not otherwise defined in this Note shall have the meaning set forth in the Purchase Agreement.

     Section  I.     Rate  of  Interest
                     ------------------

          From and after the date hereof, simple interest shall accrue on the outstanding principal balance of this Note at a rate equal to nine percent (9%) per annum, calculated on the basis of 365 days per year and actual days elapsed.

     Section  II.    Payment  of  Principal  and  Interest
                     -------------------------------------

          The principal amount evidenced by this Note shall be due and payable in full by Maker on April 1, 2007. Maker shall have the right to prepay the indebtedness evidenced by this Note, in full or in part, at any time, without penalty, fee or charge.

          Notwithstanding any provision in this Note to the contrary, the entire principal amount outstanding hereunder shall be due and payable in full by Maker in the event that:

          (a) Seller's employment is terminated without cause by Maker (as described in Section 5(d) of Seller's Employment Agreement with Cotton Holdings), Cotton Holdings, or other subsidiary or affiliate of Maker or Guarantor that is the employer of Seller as the "Company" defined in Seller's Employment Agreement of even date herewith; or

          (b) A change of control occurs with respect to Maker, Guarantor, Cotton Holdings or Cotton Commercial, which shall be deemed to have occurred in the event any person or group of persons (within the meaning of Section 13(d)) of the Securities Exchange Act of 1934, as amended, acquires beneficial ownership (within the meaning of the aforesaid Section 13(d), by conveyance, sale, lease, assignment, transfer or other disposal, of all or substantially all of the property, business or assets of any one or more of such, or greater than 50% voting control of any one or more of such companies, and one or more of such person(s) acquiring beneficial ownership is a third party not related to Guarantor.

     Section  III.     Events  of  Default
                       -------------------

          For purposes of this Note, the occurrence of any of the following events or conditions shall constitute an event of default hereunder:

          (a) Maker shall fail to pay in full any amount under this Note when due and such default shall continue uncured for a period of 15 dyas after Seller notifies Maker of such default; or

          (b) Maker shall: (i) file a voluntary petition or assignment in bankruptcy or a voluntary petition or assignment or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or any other relief under the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code"), or
                                                           ---------------
under any other act or law pertaining to insolvency or debtor relief, whether State, Federal, or foreign, now or hereafter existing; (ii) enter into any agreement indicating consent to, approval of, or acquiescence in, any such petition or proceeding; (iii) apply for or permit the appointment, by consent or acquiescence, of a receiver, custodian or trustee of all or a substantial part of its property; (iv) make an assignment for the benefit of creditors; (v) be unable or shall fail to pay its debts generally as such debts become due, or
(vi) admit in writing its inability or failure to pay its debts generally as such debts become due;

          (c) There occurs (i) a filing or issuance against Maker of an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal or foreign, now or hereafter existing; (ii) the involuntary appointment of a receiver, liquidator, custodian or trustee of Maker or for all or a substantial part of its property; or (iii) the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Maker and such shall not have been discharged (or provision shall not have been made for such discharge), or stay of execution thereof shall not have been procured, within sixty (60) days from the date of entry thereof;

          (d) There occurs an Event of Default or other material breach by Maker (or by Cotton Holdings or another subsidiary or affiliate of Maker or Guarantor, as applicable) (i) under the Pledge Agreement defined in Section V below, (ii) under any of the other Promissory Notes [Tax Notes] or Promissory Notes [Seller Notes] of even date herewith executed by Maker and payable to the other Sellers or any of the Pledge Agreements securing such Promissory Notes, or
(iii) the Employment Agreement of even date herewith by and between Seller, as the employee, and Maker, Cotton Holdings, or another subsidiary or affiliate of Maker or Guarantor, as the "Company" defined therein; and

          (e) There occurs a breach or default by Guarantor under the Purchase Agreement, the Registration Rights Agreement or the Escrow Agreement, or a breach or default by Maker, Guarantor, or any subsidiary or affiliate of Maker or Guarantor under any credit facility entered into to finance the transactions contemplated by the Purchase Agreement, or any other indebtedness of any such parties to which the payment of this Note or any of the security interests or guaranty securing payment of this Note have been subordinated.

          Upon any such event of default, the total outstanding principal and accrued, unpaid interest shall become immediately due and payable, and the entire unpaid principal of this Note shall bear interest until paid at a rate of interest equal to the lesser of (i) eighteen percent (18%) per annum, computed on the basis of 365 days per year for the actual number of days elapsed, or (ii) the Highest Lawful Rate (defined below). Forbearance by Seller to exercise its rights with respect to any failure or breach of Maker shall not constitute a waiver of the right as to any subsequent failure or breach. For purposes of this Note, "Highest Lawful Rate" means the maximum non-usurious rate of interest
            -------------------
permitted  by  applicable  federal  or  Texas  law  from  time  to  time.

     All agreements between Maker and Seller, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no event, whether by reason of acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to the Seller for the use, forbearance, or detention of the money to be loaned hereunder, or otherwise, exceed the Highest Lawful Rate. If fulfillment of any provision hereof or of any loan agreement or other document evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, automatically and without the requirement for affirmative action, the obligation to be fulfilled shall be reduced to the limit of such validity. Should Seller ever receive anything of value deemed interest under this Note under applicable law which would exceed interest at the Highest Lawful Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Maker. All sums paid or agreed to be paid to Seller for the use, forbearance, or detention of the indebtedness of Maker to Seller shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the rate of interest on account of such indebtedness is uniform throughout the term thereof. The provisions of this paragraph shall control all agreements between Maker and Seller.

     Section  IV.     Guaranty
                      --------

          Subject to the rights of Maker under the Promissory Note and the Purchase Agreement, Guarantor hereby guarantees to Seller full payment of this Note as and when due as well as all renewals, rearrangements, extensions and modifications thereof and any sums due or to become due pursuant to any instruments which secure the payment of this Note (the "Obligations"). Any
                                                             -----------
dispute between Guarantor and Seller shall be subject to the dispute resolution requirements of the Purchase Agreements, provided that Seller shall not be required to (i) proceed against Maker in any manner or make any effort at collection of this Note from Maker, (ii) proceed against or exhaust any security held from Maker or any other person, (iii) have Maker joined with Guarantor, to the full extent not legally mandated, in any suit arising out of this guaranty or this Note, or (iv) pursue any other remedy in Seller's power whatsoever.

Guarantor waives presentment, grace, demand, protest and notice of protest and dishonor on any and all forms of this Note, notice of intent to accelerate, notice of acceleration, and notice of disposition of collateral, and waives notice of the amount of the Note outstanding at any time, and also notice of acceptance of this guaranty. Acceptance on the part of Seller is presumed by its request for this guaranty and delivery of this guaranty to Seller. Guarantor's guaranty herein reasonably may be expected to benefit Guarantor, directly or indirectly, and the entry into, and performance of, the provisions of this guaranty are in the best interests of Guarantor. Guarantor recognizes that Seller is relying upon this guaranty and the undertakings of Guarantor herein in making an extension of credit to Maker, and acknowledges that the execution and delivery of this guaranty by Guarantor are material inducements to Seller in entering into this transaction.

     Section  V.     Security  for  Obligations
                     --------------------------

          Payment of this Note is secured by a pledge of the collateral described in the Pledge Agreement, dated of even date herewith, attached hereto as Exhibit A, and the guaranty set forth in Section IV above.

     Section  VI.     General  Provisions
                      -------------------

          Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice herefrom, Maker agrees to pay all costs of collection, including reasonable attorneys' fees and expenses.

     This Note is a "Negotiable Instrument" pursuant to Section 9.401 of the Texas Business & Commerce Code, as amended.

     Seller may transfer, sell or assign this Note or his rights hereunder, in whole or part, without the requirement of the consent of Maker.

     THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS).

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned Maker has hereunto executed and sealed this instrument as of the day and year first above written.

                                        MAKER:

                                        C&B  HOLDINGS,  INC.


                                        By:
                                             -----------------------------------
                                                  Troy Crochet
                                                  President


                                        AGREED AND ACKNOWLEDGED
                                        BY:


                                        SELLER:


                                        --------------------------
                                        [           ]
                                         -----------


CHARYS  HOLDING  COMPANY,  INC.
FOR  PURPOSES  OF  SECTION  IV  ONLY:


By:
   --------------------------------
     Billy  V.  Ray  Jr.
     Chief  Executive  Officer


                      (Signature Page to Promissory Note)

                                    EXHIBIT A
                                    ---------


                                PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT ("Agreement") is entered into and made effective
                                  ---------
as  of  [            ],  2006  by  and  between  C&B  HOLDINGS, INC., a Delaware
         --------  --
corporation  ("Pledgor"),  and  [             ],  an  individual resident of the
               -------           -------------
State  of  Texas  ("Pledgee").
                    -------

                              W I T N E S S E T H:

          WHEREAS, under that certain Stock and Limited Partnership Interest Purchase Agreement, dated as of September 1, 2006, by and among Charys Holding Company, Inc., Cotton Holdings 1, Inc., Cotton Commercial USA, LP, Cotton Restoration of Central Texas, LP and the Sellers set forth therein (the "Purchase Agreement"), consideration is payable to Pledgee by the issuance of a
 -------------------
Promissory  Note  in  the  principal  amount of [           ] ($         ), such
                                                 -----------    ---------
amount  to  be  reduced  in  accordance  with  the  terms  and conditions of the
Promissory  Note  (the  "Note")  (Terms  not otherwise defined in this Agreement
                         ----
shall  have  the  meaning  set  forth  in  the  Purchase  Agreement);

     WHEREAS, pursuant to the terms of the Purchase Agreement, Pledgor is acquiring one hundred percent (100%) of the issued and outstanding capital stock and limited partnership interests (the "Equity Interests"), no par value per
                                            ----------------
share, of Cotton Holdings 1, Inc., Cotton Commercial USA, LP, Cotton Restoration of Central Texas, LP, including without limitation the Equity Interests set forth on Schedule 1 hereto (the "Pledged Equity Interests");
                                       --------------------------

     WHEREAS, Pledgor has contemporaneously executed and delivered to Pledgee the Note; and

     WHEREAS, Pledgee desires to secure Pledgor's obligations under the Note by having Pledgor grant Pledgee a security interest in the Pledged Equity Interests.

                                A G R E E M E N T

     1. PLEDGE. Pledgor hereby creates and grants to Pledgee a security interest in all of the Pledged Equity Interests, which term shall include also
(a)  all  securities,  instruments and other property ("Additional Property") at
                                                        -------------------
any time received or receivable by Pledgor by reason of any stock dividend, stock split, recapitalization, reclassification, merger, consolidation, liquidation, exchange, renewal, substitution, or other transaction regarding the Pledged Equity Interests or regarding any Additional Property; (b) all dividends and interest received or receivable on any of the Pledgee Equity Interests or any Additional Property; and (c) all proceeds of the foregoing. Neither Pledgor nor Pledgee shall encumber or dispose of any portion of the Pledged Equity Interests, in any manner, except in accordance with this Agreement. Pledgor agrees to deliver to Pledgee contemporaneously with the signing of this Agreement all stock and other certificates and other like instruments evidencing the Pledged Equity Interests, duly endorsed or accompanied by stock power(s) signed in blank and otherwise sufficient to perfect in favor of Pledgee the security interest granted herein.

     2. OBLIGATIONS SECURED. The security interest created by this Agreement secures the following:

     (a) Timely payment of all amounts due under the Note, including any and all modifications, extensions or renewals thereof (collectively the "Obligations").

     (b) Performance and discharge of every obligation, covenant and agreement of Pledgor contained in this Agreement.

     3. VOTING RIGHTS. During the term of this Agreement, and so long as there is no default or breach by Pledgor with respect to the Obligations, Pledgor shall have the sole and exclusive right to vote the Pledged Equity Interests, provided however that no portions of the Pledged Equity Interests shall be voted in favor of any matter which may adversely affect or impair payment or performance of the Obligations, and on request by Pledgee upon an event of default, Pledgor shall duly and timely execute proxies in favor of Pledgee or Pledgee's designated proxy or other representative. Upon breach of or default under the Obligations, all voting rights with respect to the Pledged Equity Interests shall belong exclusively to Pledgee.

     4. WARRANTIES AND REPRESENTATIONS. Pledgor warrants and represents that Pledgor is the sole owner of all right, title and interest in and to the Pledged Equity Interests, that Pledgor has not previously assigned, transferred, encumbered or conveyed any interest in any of the Pledged Equity Interests, that all of the Pledged Equity Interests are free and clear of any lien, security interest or encumbrance (except as set forth in Section 6 of this Agreement), that Pledgor has the full right, power and authority to pledge the Pledged Equity Interests in accordance with this Agreement, that there are no restrictions upon such pledge of the Pledged Equity Interests and that no consent of any other party is required to enter into this Agreement and to create the security interest and make the pledge set forth in this Agreement.

     5. SUBORDINATION. Notwithstanding anything to the contrary set forth herein, Pledgee hereby agrees that the security interest in the Pledged Equity Interests and all other rights granted to Pledgee pursuant to the Note and this Agreement are subordinated to any credit facility or facilities entered into by Pledgor, Charys Holding Company, Inc., or any subsidiary or affiliate of Pledgor or Charys Holding Company, Inc., to finance the transactions contemplated by the Purchase Agreement.

     6. TERM. This Agreement shall remain in full force and effect from the effective date hereof until such time as all of the Obligations have been paid and satisfied in full. Upon payment, performance and satisfaction of the Obligations, taking into account any credits or offsets against same to which Pledgor may be entitled, Pledgee shall transfer, convey and return to Pledgor all of the Pledged Equity Interests and any certificate evidencing same and this Agreement shall thereupon be rendered null and void.

     7. DEFAULT. As used in this Agreement, "Default" shall be any or all of the following:

     (a) The failure of Pledgor punctually and completely to observe, keep or perform any covenant, agreement or condition required by this Agreement.

     (b) The failure of Pledgor to timely pay or perform the Obligations in accordance with their terms, or other default in Pledgor's obligations under any document or instrument evidencing the Obligations.

     (c) The assumption of jurisdiction, custody or control of any of the assets of Pledgor under the provisions of any presently existing or future law providing for bankruptcy, insolvency, reorganization, dissolution, liquidation or winding up of corporations or other legal entities.

     (d) If a final judgment for the payment of money shall be rendered against the Pledgor and within thirty (30) days after the entry of the judgment, it has not been discharged or execution of the judgment has not been stayed pending appeal, or if, within thirty (30) days after the expiration of any stay, the judgment has not been discharged.

     8. PLEDGEE'S REMEDIES. In the event of Default, at the option of Pledgee or other holder of the Obligations, the Obligations shall become immediately due and payable without presentment or demand or any notice to Pledgor or any other person obligated thereon, and the Pledgee shall have and may exercise with reference to the Pledged Equity Interests and the Obligations any and all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Texas, and as otherwise granted herein or under any other applicable law or under any other agreement executed by Pledgor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of or possess for Pledgee's exclusive benefit the Pledged Equity Interests and any part or parts thereof in any manner authorized or permitted under this Agreement or under the Uniform Commercial Code after default by the Pledgor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and legal expenses thereby incurred by the Pledgee and toward payment of the Obligations, in such order or manner as Pledgee may elect. To the extent permitted by law, Pledgor expressly waives any notice of sale or other disposition of the Pledged Equity Interests and any other rights or remedies of Pledgor or formalities prescribed by law relative to sale or disposition of the Pledged Equity
Interests, or exercise of any other right or remedy of Pledgee existing after default hereunder; and to the extent any such notice is required and cannot be waived, Pledgor agrees that if such notice is mailed, postage prepaid, to the Pledgor at the address of Pledgor last known to Pledgee at least five (5) days before the time of the sale or disposition, such notice shall be deemed reason-able and shall fully satisfy any requirement for giving of said notice.

     Pledgor hereby agrees to cooperate fully with Pledgee in order to permit Pledgee to sell, at foreclosure or other private sale, the Pledged Equity Interests pledged hereunder. Specifically, Pledgor agrees to fully comply with the Securities Laws of the United States and of any state and to take such action as may be necessary to permit Pledgee to sell or otherwise transfer the securities pledged hereunder in compliance with such laws.

     All remedies of Pledgee hereunder shall be cumulative, and the waiver or exercise of any remedy by Pledgee shall not preclude exercise of any other remedy if permitted or authorized by law.

     9. ASSIGNMENTS. During the term of this Agreement, Pledgor hereby covenants and agrees that Pledgor shall not sell, assign, transfer, convey, encumber or otherwise dispose of any right, title or interest in any of the Pledged Equity Interests, or commit to any such assignment or transfer, except with the prior written consent of Pledgee, which consent may be given or withheld in Pledgee's sole discretion. In the event of the sale, transfer, conveyance, encumbrance or other disposition of said Pledged Equity Interests, the same shall be subject to all of the provisions hereunder, unless specifically waived in writing by Pledgee. This Agreement and the security interest created by this Agreement shall be assignable by Pledgee and shall inure to the benefit of Pledgee's heirs, executors, administrators, legal representatives, successors and assigns, and shall be binding upon Pledgor and Pledgor's legal representatives, successors and assigns.

     10. BENEFITS; BINDING EFFECT. Subject to other provisions contained herein with respect to assignment, this Agreement shall be for the benefit of and shall be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

     11. JURISDICTION. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

     12. FINANCING STATEMENT. Pledgor (as debtor) hereby grants to Pledgee (as secured party) the right to execute and file, on Pledgor's behalf, any financing statements Pledgee may desire to file in connection with the security interests granted herein. Alternatively, a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     13.     MISCELLANEOUS  PROVISIONS.

     (a)  No Waiver  of  Rights  or  Remedies.  No  failure  or delay by Pledgee
          -----------------------------------
          in exercising any right, power or privilege given by any provision of this Agreement shall operate as a waiver of the provision. Additionally, no single or partial exercise of any right, power or privilege shall preclude any other or further exercise of that or any other right, power or privilege.

     (b)  Severability.  Should  any  one  or  more  of  the  provisions of this
          ------------
          Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be valid, binding and effective as if the illegal or unenforceable provisions had never been included in this Agreement.

     (c)  Integrated  Agreement.  This  Agreement  constitutes  the  entire
          ---------------------
          Agreement between the parties with respect to the matters contained herein and there are no agreements, understandings, restrictions, warranties or representations between the parties other than those set forth or provided for in this Agreement or in any instrument or document evidencing the Obligations.

     IN WITNESS WHEREOF, the parties have duly caused this Agreement to be executed as of the date first above written.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Pledgor has duly executed this Agreement as of the date first above written.

                                        PLEDGOR:


                                        C&B  HOLDINGS,  INC.


                                        By:
                                             -----------------------------------
                                                  Troy  Crochet
                                                  President


                                        PLEDGEE:


                                        ------------------------------
                                        [          ]
                                         ----------


                    (Signature Page to the Pledge Agreement)

                                   SCHEDULE 1
                            PLEDGED EQUITY INTERESTS

--------------------------------------------------------------------------------
ENTITY
---------------------------------------  ---------------------------------------
Cotton Holdings 1, Inc.
---------------------------------------  ---------------------------------------
Cotton Commercial USA, LP
---------------------------------------  ---------------------------------------
Cotton Restoration of Central Texas, LP
--------------------------------------------------------------------------------

                                    EXHIBIT D
                                    ---------

                             TAX REIMBURSEMENT NOTE

                                 PROMISSORY NOTE
                                   [TAX NOTE]


$                                                              Atlanta,  Georgia
 -------------                                                            , 2006
                                                              --------- --

          FOR  VALUE  RECEIVED,  the undersigned, C&B Holdings, Inc., a Delaware
corporation  ("Maker"), hereby promises to pay to the order of [           ], an
               -----                                            -----------
individual  resident  of the State of Texas ("Seller"), at                     ,
                                              ------       --------------------
or such other place as Seller shall designate in writing, in lawful money of the United States of America, the principal sum of
                                                       ------------------
($             ) subject to the terms hereof, together with interest thereon, at
  -------------
the rate hereinafter set forth below, with such principal sum and interest being payable as set forth below. This promissory note ("Note") is being delivered
                                                       ----
pursuant to Section 2.02(d) of that certain Stock and Limited Partnership Interest Purchase Agreement, dated as of September 1, 2006, by and among Charys Holding Company, Inc. ("Guarantor"), Cotton Holdings 1, Inc., Cotton Commercial
                         ---------
USA, LP, Cotton Restoration of Central Texas, LP and the Sellers set forth therein (the "Purchase Agreement"), and is subject in all respects to the terms
               ------------------
and  conditions  thereof,  including  without  limitation adjustment pursuant to
Section 2.02(d) thereof. Terms not otherwise defined in this Note shall have the meaning set forth in the Purchase Agreement.

     Section  I.     Rate  of  Interest
                     ------------------

          From and after the date hereof, simple interest shall accrue on the outstanding principal balance of this Note at a rate equal to zero percent (0%) per annum, calculated on the basis of 365 days per year and actual days elapsed.

     Section  II.     Payment  of  Principal  and  Interest
                      -------------------------------------

          The principal amount evidenced by this Note shall be due and payable in full by Maker on April 1, 2007. Maker shall have the right to prepay the indebtedness evidenced by this Note, in full or in part, at any time, without penalty, fee or charge.

          Notwithstanding any provision in this Note to the contrary, the entire principal amount outstanding hereunder shall be due and payable in full by Maker in the event that:

          (a) Seller's employment is terminated without cause by Maker (as described in Section 5(d) of Seller's Employment Agreement with Cotton Holdings), Cotton Holdings, or other subsidiary or affiliate of Maker or Guarantor that is the employer of Seller as the "Company" defined in Seller's Employment Agreement of even date herewith; or

          (b) A change of control occurs with respect to Maker, Guarantor, Cotton Holdings or Cotton Commercial, which shall be deemed to have occurred in the event any person or group of persons (within the meaning of Section 13(d)) of the Securities Exchange Act of 1934, as amended, acquires beneficial ownership (within the meaning of the aforesaid Section 13(d), by conveyance, sale, lease, assignment, transfer or other disposal, of all or substantially all of the property, business or assets of any one or more of such, or greater than 50% voting control of any one or more of such companies, and one or more of such person(s) acquiring beneficial ownership is a third party not related to Guarantor.

     Section  III.     Events  of  Default
                       -------------------

          For purposes of this Note, the occurrence of any of the following events or conditions shall constitute an event of default hereunder:

          (a) Maker shall fail to pay in full any amount under this Note when due and such default shall continue uncured for a period of 15 dyas after Seller notifies Maker of such default; or

          (b) Maker shall: (i) file a voluntary petition or assignment in bankruptcy or a voluntary petition or assignment or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or any other relief under the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code"), or
                                                           ---------------
under any other act or law pertaining to insolvency or debtor relief, whether State, Federal, or foreign, now or hereafter existing; (ii) enter into any agreement indicating consent to, approval of, or acquiescence in, any such petition or proceeding; (iii) apply for or permit the appointment, by consent or acquiescence, of a receiver, custodian or trustee of all or a substantial part of its property; (iv) make an assignment for the benefit of creditors; (v) be unable or shall fail to pay its debts generally as such debts become due, or
(vi) admit in writing its inability or failure to pay its debts generally as such debts become due;

          (c) There occurs (i) a filing or issuance against Maker of an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal or foreign, now or hereafter existing; (ii) the involuntary appointment of a receiver, liquidator, custodian or trustee of Maker or for all or a substantial part of its property; or (iii) the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Maker and such shall not have been discharged (or provision shall not have been made for such discharge), or stay of execution thereof shall not have been procured, within sixty (60) days from the date of entry thereof;

          (d) There occurs an Event of Default or other material breach by Maker (or by Cotton Holdings or another subsidiary or affiliate of Maker or Guarantor, as applicable) (i) under the Pledge Agreement defined in Section V below, (ii) under any of the other Promissory Notes [Tax Notes] or Promissory Notes [Seller Notes] of even date herewith executed by Maker and payable to the other Sellers or any of the Pledge Agreements securing such Promissory Notes, or
(iii) the Employment Agreement of even date herewith by and between Seller, as the employee, and Maker, Cotton Holdings, or another subsidiary or affiliate of Maker or Guarantor, as the "Company" defined therein; and

          (e) There occurs a breach or default by Guarantor under the Purchase Agreement, the Registration Rights Agreement or the Escrow Agreement, or a breach or default by Maker, Guarantor, or any subsidiary or affiliate of Maker or Guarantor under any credit facility entered into to finance the transactions contemplated by the Purchase Agreement, or any other indebtedness of any such parties to which the payment of this Note or any of the security interests or guaranty securing payment of this Note have been subordinated.

          Upon any such event of default, the total outstanding principal and accrued, unpaid interest shall become immediately due and payable, and the entire unpaid principal of this Note shall bear interest until paid at a rate of interest equal to the lesser of (i) eighteen percent (18%) per annum, computed on the basis of 365 days per year for the actual number of days elapsed, or (ii) the Highest Lawful Rate (defined below). Forbearance by Seller to exercise its rights with respect to any failure or breach of Maker shall not constitute a waiver of the right as to any subsequent failure or breach. For purposes of this Note, "Highest Lawful Rate" means the maximum non-usurious rate of interest
            -------------------
permitted  by  applicable  federal  or  Texas  law  from  time  to  time.

     All agreements between Maker and Seller, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no event, whether by reason of acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to the Seller for the use, forbearance, or detention of the money to be loaned hereunder, or otherwise, exceed the Highest Lawful Rate. If fulfillment of any provision hereof or of any loan agreement or other document evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, automatically and without the requirement for affirmative action, the obligation to be fulfilled shall be reduced to the limit of such validity. Should Seller ever receive anything of value deemed interest under this Note under applicable law which would exceed interest at the Highest Lawful Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Maker. All sums paid or agreed to be paid to Seller for the use, forbearance, or detention of the indebtedness of Maker to Seller shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the rate of interest on account of such indebtedness is uniform throughout the term thereof. The provisions of this paragraph shall control all agreements between Maker and Seller.

     Section  IV.     Guaranty
                      --------

          Subject to the rights of Maker under the Promissory Note and the Purchase Agreement, Guarantor hereby guarantees to Seller full payment of this Note as and when due as well as all renewals, rearrangements, extensions and modifications thereof and any sums due or to become due pursuant to any instruments which secure the payment of this Note (the "Obligations"). Any
                                                             -----------
dispute between Guarantor and Seller shall be subject to the dispute resolution requirements of the Purchase Agreements, provided that Seller shall not be required to (i) proceed against Maker in any manner or make any effort at collection of this Note from Maker, (ii) proceed against or exhaust any security held from Maker or any other person, (iii) have Maker joined with Guarantor, to the full extent not legally mandated, in any suit arising out of this guaranty or this Note, or (iv) pursue any other remedy in Seller's power whatsoever.

Guarantor waives presentment, grace, demand, protest and notice of protest and dishonor on any and all forms of this Note, notice of intent to accelerate, notice of acceleration, and notice of disposition of collateral, and waives notice of the amount of the Note outstanding at any time, and also notice of acceptance of this guaranty. Acceptance on the part of Seller is presumed by its request for this guaranty and delivery of this guaranty to Seller. Guarantor's guaranty herein reasonably may be expected to benefit Guarantor, directly or indirectly, and the entry into, and performance of, the provisions of this guaranty are in the best interests of Guarantor. Guarantor recognizes that Seller is relying upon this guaranty and the undertakings of Guarantor herein in making an extension of credit to Maker, and acknowledges that the execution and delivery of this guaranty by Guarantor are material inducements to Seller in entering into this transaction.

     Section  V.     Security  for  Obligations
                     --------------------------

          Payment of this Note is secured by a pledge of the collateral described in the Pledge Agreement, dated of even date herewith, attached hereto as Exhibit A, and the guaranty set forth in Section IV above.
    ----------

     Section  VI.     General  Provisions
                      -------------------

          Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice herefrom, Maker agrees to pay all costs of collection, including reasonable attorneys' fees and expenses.

     This Note is a "Negotiable Instrument" pursuant to Section 9.401 of the Texas Business & Commerce Code, as amended.

     Seller may transfer, sell or assign this Note or his rights hereunder, in whole or part, without the requirement of the consent of Maker.

     THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS).

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned Maker has hereunto executed and sealed this instrument as of the day and year first above written.

                                        MAKER:

                                        C&B  HOLDINGS,  INC.


                                        By:
                                             ------------------------------
                                                  Troy Crochet
                                                  President


                                        AGREED AND ACKNOWLEDGED
                                        BY:


                                        SELLER:


                                        ------------------------------
                                        [           ]
                                         -----------


CHARYS  HOLDING  COMPANY,  INC.
FOR  PURPOSES  OF  SECTION  IV  ONLY:


By:
   --------------------------------
     Billy  V.  Ray  Jr.
     Chief  Executive  Officer


                       (Signature Page to Promissory Note)

                                    EXHIBIT A
                                    ---------


                                PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT ("Agreement") is entered into and made effective
                                  ---------
as  of  [            ],  2006  by  and  between  C&B  HOLDINGS, INC., a Delaware
         --------  --
corporation  ("Pledgor"),  and  [             ],  an  individual resident of the
               -------           -------------
State  of  Texas  ("Pledgee").
                    -------

                              W I T N E S S E T H:

          WHEREAS, under that certain Stock and Limited Partnership Interest Purchase Agreement, dated as of September 1, 2006, by and among Charys Holding Company, Inc., Cotton Holdings 1, Inc., Cotton Commercial USA, LP, Cotton Restoration of Central Texas, LP and the Sellers set forth therein (the "Purchase Agreement"), consideration is payable to Pledgee by the issuance of a
 -------------------
Promissory  Note  in  the  principal  amount of [           ] ($         ), such
                                                 -----------    ---------
amount  to  be  reduced  in  accordance  with  the  terms  and conditions of the
Promissory  Note  (the  "Note")  (Terms  not otherwise defined in this Agreement
                         ----
shall  have  the  meaning  set  forth  in  the  Purchase  Agreement);

     WHEREAS, pursuant to the terms of the Purchase Agreement, Pledgor is acquiring one hundred percent (100%) of the issued and outstanding capital stock and limited partnership interests (the "Equity Interests"), no par value per
                                            ----------------
share, of Cotton Holdings 1, Inc., Cotton Commercial USA, LP, Cotton Restoration of Central Texas, LP, including without limitation the Equity Interests set forth on Schedule 1 hereto (the "Pledged Equity Interests");
                                       --------------------------

     WHEREAS, Pledgor has contemporaneously executed and delivered to Pledgee the Note; and

     WHEREAS, Pledgee desires to secure Pledgor's obligations under the Note by having Pledgor grant Pledgee a security interest in the Pledged Equity Interests.

                                A G R E E M E N T

     1. PLEDGE. Pledgor hereby creates and grants to Pledgee a security interest in all of the Pledged Equity Interests, which term shall include also
(a)  all  securities,  instruments and other property ("Additional Property") at
                                                        -------------------
any time received or receivable by Pledgor by reason of any stock dividend, stock split, recapitalization, reclassification, merger, consolidation, liquidation, exchange, renewal, substitution, or other transaction regarding the Pledged Equity Interests or regarding any Additional Property; (b) all dividends and interest received or receivable on any of the Pledgee Equity Interests or any Additional Property; and (c) all proceeds of the foregoing. Neither Pledgor nor Pledgee shall encumber or dispose of any portion of the Pledged Equity Interests, in any manner, except in accordance with this Agreement. Pledgor agrees to deliver to Pledgee contemporaneously with the signing of this Agreement all stock and other certificates and other like instruments evidencing the Pledged Equity Interests, duly endorsed or accompanied by stock power(s) signed in blank and otherwise sufficient to perfect in favor of Pledgee the security interest granted herein.

     2. OBLIGATIONS SECURED. The security interest created by this Agreement secures the following:

     (a) Timely payment of all amounts due under the Note, including any and all modifications, extensions or renewals thereof (collectively the "Obligations").

     (b) Performance and discharge of every obligation, covenant and agreement of Pledgor contained in this Agreement.

     3. VOTING RIGHTS. During the term of this Agreement, and so long as there is no default or breach by Pledgor with respect to the Obligations, Pledgor shall have the sole and exclusive right to vote the Pledged Equity Interests, provided however that no portions of the Pledged Equity Interests shall be voted in favor of any matter which may adversely affect or impair payment or performance of the Obligations, and on request by Pledgee upon an event of default, Pledgor shall duly and timely execute proxies in favor of Pledgee or Pledgee's designated proxy or other representative. Upon breach of or default under the Obligations, all voting rights with respect to the Pledged Equity Interests shall belong exclusively to Pledgee.

     4. WARRANTIES AND REPRESENTATIONS. Pledgor warrants and represents that Pledgor is the sole owner of all right, title and interest in and to the Pledged Equity Interests, that Pledgor has not previously assigned, transferred, encumbered or conveyed any interest in any of the Pledged Equity Interests, that all of the Pledged Equity Interests are free and clear of any lien, security interest or encumbrance (except as set forth in Section 6 of this Agreement), that Pledgor has the full right, power and authority to pledge the Pledged Equity Interests in accordance with this Agreement, that there are no restrictions upon such pledge of the Pledged Equity Interests and that no consent of any other party is required to enter into this Agreement and to create the security interest and make the pledge set forth in this Agreement.

     5. SUBORDINATION. Notwithstanding anything to the contrary set forth herein, Pledgee hereby agrees that the security interest in the Pledged Equity Interests and all other rights granted to Pledgee pursuant to the Note and this Agreement are subordinated to any credit facility or facilities entered into by Pledgor, Charys Holding Company, Inc., or any subsidiary or affiliate of Pledgor or Charys Holding Company, Inc., to finance the transactions contemplated by the Purchase Agreement.

     6. TERM. This Agreement shall remain in full force and effect from the effective date hereof until such time as all of the Obligations have been paid and satisfied in full. Upon payment, performance and satisfaction of the Obligations, taking into account any credits or offsets against same to which Pledgor may be entitled, Pledgee shall transfer, convey and return to Pledgor all of the Pledged Equity Interests and any certificate evidencing same and this Agreement shall thereupon be rendered null and void.

     7. DEFAULT. As used in this Agreement, "Default" shall be any or all of the following:

     (a) The failure of Pledgor punctually and completely to observe, keep or perform any covenant, agreement or condition required by this Agreement.

     (b) The failure of Pledgor to timely pay or perform the Obligations in accordance with their terms, or other default in Pledgor's obligations under any document or instrument evidencing the Obligations.

     (c) The assumption of jurisdiction, custody or control of any of the assets of Pledgor under the provisions of any presently existing or future law providing for bankruptcy, insolvency, reorganization, dissolution, liquidation or winding up of corporations or other legal entities.

     (d) If a final judgment for the payment of money shall be rendered against the Pledgor and within thirty (30) days after the entry of the judgment, it has not been discharged or execution of the judgment has not been stayed pending appeal, or if, within thirty (30) days after the expiration of any stay, the judgment has not been discharged.

     8. PLEDGEE'S REMEDIES. In the event of Default, at the option of Pledgee or other holder of the Obligations, the Obligations shall become immediately due and payable without presentment or demand or any notice to Pledgor or any other person obligated thereon, and the Pledgee shall have and may exercise with reference to the Pledged Equity Interests and the Obligations any and all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Texas, and as otherwise granted herein or under any other applicable law or under any other agreement executed by Pledgor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of or possess for Pledgee's exclusive benefit the Pledged Equity Interests and any part or parts thereof in any manner authorized or permitted under this Agreement or under the Uniform Commercial Code after default by the Pledgor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and legal expenses thereby incurred by the Pledgee and toward payment of the Obligations, in such order or manner as Pledgee may elect. To the extent permitted by law, Pledgor expressly waives any notice of sale or other disposition of the Pledged Equity Interests and any other rights or remedies of Pledgor or formalities prescribed by law relative to sale or disposition of the Pledged Equity
Interests, or exercise of any other right or remedy of Pledgee existing after default hereunder; and to the extent any such notice is required and cannot be waived, Pledgor agrees that if such notice is mailed, postage prepaid, to the Pledgor at the address of Pledgor last known to Pledgee at least five (5) days before the time of the sale or disposition, such notice shall be deemed reason-able and shall fully satisfy any requirement for giving of said notice.

     Pledgor hereby agrees to cooperate fully with Pledgee in order to permit Pledgee to sell, at foreclosure or other private sale, the Pledged Equity Interests pledged hereunder. Specifically, Pledgor agrees to fully comply with the Securities Laws of the United States and of any state and to take such action as may be necessary to permit Pledgee to sell or otherwise transfer the securities pledged hereunder in compliance with such laws.

     All remedies of Pledgee hereunder shall be cumulative, and the waiver or exercise of any remedy by Pledgee shall not preclude exercise of any other remedy if permitted or authorized by law.

     9. ASSIGNMENTS. During the term of this Agreement, Pledgor hereby covenants and agrees that Pledgor shall not sell, assign, transfer, convey, encumber or otherwise dispose of any right, title or interest in any of the Pledged Equity Interests, or commit to any such assignment or transfer, except with the prior written consent of Pledgee, which consent may be given or withheld in Pledgee's sole discretion. In the event of the sale, transfer, conveyance, encumbrance or other disposition of said Pledged Equity Interests, the same shall be subject to all of the provisions hereunder, unless specifically waived in writing by Pledgee. This Agreement and the security interest created by this Agreement shall be assignable by Pledgee and shall inure to the benefit of Pledgee's heirs, executors, administrators, legal representatives, successors and assigns, and shall be binding upon Pledgor and Pledgor's legal representatives, successors and assigns.

     10. BENEFITS; BINDING EFFECT. Subject to other provisions contained herein with respect to assignment, this Agreement shall be for the benefit of and shall be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

     11. JURISDICTION. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

     12. FINANCING STATEMENT. Pledgor (as debtor) hereby grants to Pledgee (as secured party) the right to execute and file, on Pledgor's behalf, any financing statements Pledgee may desire to file in connection with the security interests granted herein. Alternatively, a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     13.     MISCELLANEOUS  PROVISIONS.

     (a)  No Waiver  of  Rights  or  Remedies.  No  failure  or delay by Pledgee
          -----------------------------------
          in exercising any right, power or privilege given by any provision of this Agreement shall operate as a waiver of the provision. Additionally, no single or partial exercise of any right, power or privilege shall preclude any other or further exercise of that or any other right, power or privilege.

     (b)  Severability.  Should  any  one  or  more  of  the  provisions of this
          ------------
          Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be valid, binding and effective as if the illegal or unenforceable provisions had never been included in this Agreement.

     (c)  Integrated  Agreement.  This  Agreement  constitutes  the  entire
          ---------------------
          Agreement between the parties with respect to the matters contained herein and there are no agreements, understandings, restrictions, warranties or representations between the parties other than those set forth or provided for in this Agreement or in any instrument or document evidencing the Obligations.

     IN WITNESS WHEREOF, the parties have duly caused this Agreement to be executed as of the date first above written.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Pledgor has duly executed this Agreement as of the date first above written.

                                        PLEDGOR:


                                        C&B  HOLDINGS,  INC.


                                        By:
                                             -----------------------------------
                                                Troy  Crochet
                                                President


                                        PLEDGEE:


                                        ------------------------------
                                        [          ]
                                         ----------


                    (Signature Page to the Pledge Agreement)

                                   SCHEDULE 1
                            PLEDGED EQUITY INTERESTS

--------------------------------------------------------------------------------
ENTITY
---------------------------------------  ---------------------------------------
Cotton Holdings 1, Inc.
---------------------------------------  ---------------------------------------
Cotton Commercial USA, LP
---------------------------------------  ---------------------------------------
Cotton Restoration of Central Texas, LP
--------------------------------------------------------------------------------

                                    EXHIBIT E
                                    ---------

                                ESCROW AGREEMENT

     This  ESCROW AGREEMENT (the "Escrow Agreement") is made and entered into as
                                  ----------------
of               ,  2006  (the  "Effective  Date"),  by and among CHARYS HOLDING
    -------------                ---------------
COMPANY,  INC., a Delaware corporation ("Purchaser"), COTTON HOLDINGS 1, INC., a
                                         ---------
Delaware  corporation  ("Cotton  Holdings"),  COTTON COMMERCIAL USA, LP, a Texas
                         ----------------
limited  partnership ("Cotton Commercial"), COTTON RESTORATION OF CENTRAL TEXAS,
                       -----------------
LP,  a  Texas limited partnership ("Cotton Restoration"), Bryan Michalsky, James
                                    ------------------
Scaife, Randall Thompson, Daryn Ebrecht and Pete Bell (collectively, the "Cotton
                                                                          ------
Holdings  Sellers"),  Chad Weigman and Blake Stansell (collectively, the "Cotton
-----------------                                                         ------
Commercial  Sellers")  and Johnny Slaughter and Russell White (collectively, the
-------------------
"Cotton  Restoration Sellers" and, together with the Cotton Holdings Sellers and
 ---------------------------
Cotton  Commercial  Sellers,  the "Sellers"), and Sterling Bank - Heights Office
                                   -------
(the  "Escrow  Agent").
       -------------

                              W I T N E S S E T H:

     WHEREAS, Sellers and Purchaser have entered into that certain STOCK AND LIMITED PARTNERSHIP INTEREST PURCHASE AGREEMENT (the "Purchase Agreement"),
                                                           ------------------
dated as of September 1, 2006, whereby the Sellers have agreed to sell, assign and transfer to the Purchaser, and Purchaser has agreed to purchase and accept certain stock and limited partnership interests of Sellers (the "Transaction"),
                                                                  -----------
all upon the terms of the Purchase Agreement. Any capitalized term not specifically defined herein shall have the meaning assigned to such term in the Purchase Agreement; and

     WHEREAS, Sellers and Purchaser have consummated the Transaction as of the Effective Date in accordance with the Purchase Agreement and other closing documents executed at closing (the Purchase Agreement and such other closing documents being hereinafter sometimes collectively referred to as the "Closing
                                                                         -------
Documents");  and
---------

     WHEREAS, under Section 2.02(e) of the Purchase Agreement, Purchaser is obligated to pay to Sellers the Final Determination Date Cash Consideration on the Final Determination Date, and for such purpose the cash sum of $17,200,000.00 (the "Escrow Funds") is being herewith delivered to Escrow Agent
                      ------------
at Closing to be held by Escrow Agent and distributed in accordance with the terms of Sections 2.02(e) and 2.04 of the Purchase Agreement and this Escrow Agreement; and

     WHEREAS, Sellers and Purchaser desire that the Escrow Agent hold the Escrow Funds until the Final Determination Date and make distribution of such funds in accordance with Sections 2.02(e) and 2.04 of the Purchase Agreement and this Escrow Agreement; and

     WHEREAS, Sellers and Purchaser have requested Escrow Agent to act in the capacity of escrow agent under this Escrow Agreement, and Escrow Agent, subject to the terms and conditions hereof, has agreed to so act.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I.
                                 ESCROWED FUNDS
                                 --------------

     1.1 The Sellers and Purchaser hereby appoint the Escrow Agent as the escrow agent under this Escrow Agreement, and Escrow Agent hereby accepts such appointment.

     1.2 At Closing and upon execution of this Escrow Agreement, Purchaser shall deliver the Escrow Funds to the Escrow Agent, to be held by Escrow Agent in accordance with the terms hereof.

                                   ARTICLE II.
                   DELIVERY OF ESCROWED FUNDS BY ESCROW AGENT.
                   ------------------------------------------

     2.1 The Escrow Agent shall hold the Escrowed Funds in escrow until authorized hereunder to deliver the same or any portion thereof under this
Article  II.

     2.2 In the event that the Escrow Agent is in receipt of a written authorization ("Authorization") signed by all the parties hereto other than the
                 -------------
Escrow Agent, Escrow Agent shall promptly disburse the Escrowed Funds in accordance with the Authorization. In the event that the provisions of Section 2.04(c) are invoked by Purchaser with respect to the appointment of an Accounting Referee, the Escrow Agent shall distribute the Escrow Funds in accordance with the Accounting Referee's final determination as contemplated by
Section 2.04(c) of the Purchase Agreement. In the event that neither the Accounting Referee's final determination or an Authorization is received by the Escrow Agent on or before the Final Determination Date, the Escrow Agent shall distribute the entire Escrow Funds to Sellers in accordance with Exhibit "B" of the Purchase Agreement.

                                  ARTICLE III.
                             SETTLEMENT OF DISPUTES.
                             ----------------------

     3.1 Any dispute which may arise under this Escrow Agreement shall be settled either by mutual agreement of the parties in such dispute (evidenced by appropriate instructions in writing to the Escrow Agent signed by the parties to this Escrow Agreement other than Escrow Agent, or by a binding and final arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction in the United States of America, the time for appeal therefrom having expired and no appeal having been perfected), all costs and expenses of which (including reasonable attorneys' fees) shall be borne by the party against whom the dispute is settled as aforesaid. The Escrow Agent shall be under no duty to institute or defend any such proceedings and none of the costs and expenses of any such proceedings shall be borne by the Escrow Agent. Prior to the settlement of any dispute as provided in this Articles 3.1, the Escrow Agent is authorized and directed to retain in the Escrow Agent's possession, without liability to anyone, such portion of the Escrowed Funds which is the subject of or involved in the dispute.

                                   ARTICLE IV.
                          CONCERNING THE ESCROW AGENT.
                          ---------------------------

     4.1     The  Escrow  Agent  shall be entitled to the fees stated on EXHIBIT
                                                                         -------
"A"  attached  hereto  (which  is incorporated herein for all purposes as though
---
fully set forth) for the Escrow Agent's services hereunder and shall be reimbursed for all reasonable expenses, disbursements and advances (including reasonable attorneys' fees and expenses) incurred or made by the Escrow Agent in performance of the Escrow Agent's duties hereunder. One-half of such reasonable compensation, disbursements, expenses and advances shall be paid by Purchaser and one-half by the Sellers upon request by the Escrow Agent and, in the case of any such reimbursement, upon submission by Escrow Agent to Purchaser and Sellers of a reasonably detailed itemized statement related to the amounts to be reimbursed.

     4.2 The Escrow Agent may resign and be discharged from the Escrow Agent's duties hereunder at any time by giving notice of such resignation to Purchaser and Sellers specifying a date (not less than 30 days after the giving of such notice) when such resignation shall take effect. Promptly after such notice, a successor escrow agent shall be appointed by mutual agreement of Purchaser and Sellers, which successor escrow agent shall become the Escrow Agent hereunder upon the resignation date specified in such notice. If Purchaser and Sellers are unable to agree upon a successor escrow agent within thirty (30) days after such notice, the Escrow Agent shall appoint a successor. The Escrow Agent shall continue to serve until the Escrow Agent's successor accepts the escrow by written notice to the parties hereto and receives the Escrowed Funds. Purchaser and Sellers may agree at any time to substitute a new escrow agent by giving notice thereof to the Escrow Agent then acting.

     4.3 The Escrow Agent undertakes to perform such duties as are specifically set forth herein. The Escrow Agent acting or refraining from acting in good faith shall not be liable for any mistake of fact or error in judgment by the Escrow Agent or for any acts or omissions by the Escrow Agent of any kind unless caused by willful misconduct or gross negligence, and the Escrow Agent shall be entitled to rely, and shall be protected in doing so, upon (i) any written notice, instrument or signature believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so, and (ii) the advice of counsel (which may be of the Escrow Agent's own choosing). The Escrow Agent shall have no responsibility for the contents of any writing submitted to the Escrow Agent hereunder and shall be entitled in good faith to rely thereon without any liability upon the contents thereof.

     4.4 Purchaser and Sellers agree to indemnify, defend and hold harmless the Escrow Agent against any and all liabilities incurred by the Escrow Agent hereunder as a consequence of their respective actions, and each further agrees jointly to indemnify, defend and hold harmless the Escrow Agent against any and all liabilities incurred by the Escrow Agent hereunder which are not a consequence of their respective actions, except, in either case, for liabilities incurred by the Escrow Agent resulting from the Escrow Agent's own willful misconduct or gross negligence.

     4.5 Should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Escrow Agreement or the Escrowed Funds, or should a substitute escrow agent fail to be designated, if Escrow Agent should be in doubt as to what action to take, Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of the Escrowed Funds until the controversy is resolved, the conflicting demands are withdrawn or its doubt is resolved or (b) institute a petition or bill for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. The right of Escrow Agent to institute such a petition or bill of interpleader shall not, however, modify the manner in which the Escrow Agent is entitled to make disbursements of the Escrowed Funds as herein set forth other than to tender the Escrowed Funds into the registry of such court. In the event Escrow Agent is a party to any dispute, Escrow Agent shall have the additional right to refer such controversy to binding arbitration. Should a petition or bill for interpleader be instituted, or should Escrow Agent be threatened with litigation or become involved in litigation or binding arbitration in any manner whatsoever in connection with this Escrow Agreement or the Escrowed Funds, then the parties hereby jointly and severally agree to pay Escrow Agent from the deposit its attorneys' fees and any and all other disbursements, expenses, losses, costs and damages of Escrow Agent in connection with or resulting from such threatened or actual litigation or arbitration prior to any disbursement hereunder.

     4.6. RELIANCE; LIABILITY. Escrow Agent may rely on, and shall not be liable for acting or refraining from acting in accordance with, any written notice, instruction or request or other paper furnished to it hereunder or pursuant hereto and believed by it to be genuine and to have been signed or presented by the property party or parties. Escrow Agent shall be responsible for holding, investing and disbursing the Escrowed Funds pursuant to this Escrow Agreement; provided, however, that in no event shall Escrow Agent be liable for any lost profits, lost savings or other special, exemplary, consequential or incidental damages in excess of Escrow Agent's fee hereunder and provided, further, that Escrow Agent shall have no liability for any loss arising from any cause beyond its control, including, but not limited to, the following: (a) acts of God, force majeure, including, without limitation, war (whether or not declared or existing), revolution, insurrection, riot, civil commotion, accident, fire, explosion, stoppage of labor, strikes and other differences with employees; (b) the act, failure or neglect of any party or any agent or correspondent or any other person selected by Escrow Agent for the remittance of funds; (c) any delay, error, omission or default of any mail, courier, telegraph, cable or wireless agency or operator; or (d) the acts or edicts of any government or governmental agency or other group of entity exercising governmental powers. Escrow Agent shall not be responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Escrow Agreement or any part hereof or for the transaction or transactions requiring or underlying the execution of this Escrow Agreement, the form or execution hereof or for the identity or authority of any person executing this Escrow Agreement or any part hereof or depositing the Escrowed Funds.

     4.7 INDEMNIFICATION. Sellers and Purchaser hereby jointly and severally indemnify Escrow Agent, its officers, directors, partners, employees, agents and counsel ("Indemnified Party") against, and hold each Indemnified
                        ------------------
Party harmless from, any and all losses, costs, damages, expenses, claims and attorneys' fees including, but not limited to, costs of investigation, litigation and arbitration, tax liability and loss on investments suffered or incurred by any Indemnified Party in connection with or arising from or out of this Escrow Agreement, except such acts or omissions as may result from the willful misconduct or gross negligence of such Indemnified Party. IT IS THE
EXPRESS INTENT OF EACH OF SELLERS AND PURCHASER TO INDEMNIFY EACH OF THE INDEMNIFIED PARTIES FOR, AND HOLD THEM HARMLESS AGAINST, THEIR OWN NEGLIGENT ACTS OR OMISSIONS, AND THE SELLERS AND PURCHASER HEREBY ACKNOWLEDGE THAT THIS PROVISION SATISFIES THE TEXAS EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

                                   ARTICLE V.
                                  MISCELLANEOUS
                                  -------------

     5.1 NOTICES. Any notice or other communication required or permitted to be given under this Escrow Agreement by any party hereto to any other party hereto shall be considered as properly given if in writing and (a) delivered against receipt therefor, (b) mailed by registered or certified mail, return receipt requested and postage prepaid or (c) sent by telefax machine, in each case to the address or telefax number, as the case may be, set forth below:

     If  to  Escrow  Agent:

     Sterling  Bank  -  Heights  Office
     2201  Mangum  Road
     Houston  77092
     Fax  No.:  (713)861-9056
     Attn:  Scott  Lester

     If to Sellers or, prior to the Closing Date, the Cotton Group Companies to:

     Cotton
     14345 Northwest Fwy.
     Houston, TX.  77040
     Fax No.: (713) 856-7425
     Attention:  Pete Bell, Chairman/Founder

     With a copy to:

     Nance & Simpson, LLP
     2603 Augusta, Suite 1000
     Houston, Texas 77057
     Fax No.:  (713) 520-5109
     Attention:  Glynn Nance

     If to Purchaser to:

     Charys Holding Company, Inc.
     1117 Perimeter Center West, Suite N415
     Atlanta, Georgia 30338
     Attention:  Billy V. Ray, Jr., Chief Executive Officer

     With a copy to:

     Paul, Hastings, Janofsky & Walker LLP
     600 Peachtree Street, N.E., Suite 2400
     Atlanta, GA  30308
     Fax No.:  (404) 815-2424
     Attention:  Wayne Bradley

Delivery of any communication given in accordance herewith shall be effective only upon actual receipt thereof by the party or parties to whom such communication is directed. Any party to this Escrow Agreement may change the address to which communications hereunder are to be directed by giving written notice to the other party or parties hereto in the manner provided in this section.

     5.2 CONSULTATION WITH LEGAL COUNSEL. Escrow Agent may consult with its counsel or other counsel satisfactory to it concerning any question relating to its duties or responsibilities hereunder or otherwise in connection herewith and shall not be liable for any action taken, suffered or omitted by it in good faith upon the advice of such counsel.

     5.3 CHOICE OF LAWS; CUMULATIVE RIGHTS. This Escrow Agreement and the Escrowed Funds shall be construed under, and governed by, the laws of the State of Texas, excluding, however, (a) its choice of law rules and (b) the portions of the Texas Trust Code Sec. 111.001, et seq. of the Texas Property Code concerning fiduciary duties and liabilities of trustees. All of Escrow Agent's rights hereunder are cumulative of any other rights it may have at law, in equity or otherwise. The parties hereto agree that the forum for resolution of any dispute arising under this Escrow Agreement shall be Harris County, Texas, and the Sellers and Purchaser hereby consent, and submit themselves, to the jurisdiction of any state or federal court sitting in Harris County, Texas.

     5.4 SEVERABILITY. If one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Escrow Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein, and the remaining provisions hereof shall be given full force and effect.

     5.5 TERMINATION. This Escrow Agreement shall terminate upon the disbursement of the Escrowed Funds in full, pursuant to this Escrow Agreement.

     5.6 GENERAL. The section headings contained in this Escrow Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Escrow Agreement. This Escrow Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The terms and provisions of this Escrow Agreement or any provision hereof may be amended, modified, waived or terminated only by written instrument duly signed by the parties hereto or their successors or assigns. This Escrow Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective heirs, devisees, executors, administrators, personal representatives, successors, trustees, receivers and Permitted Assigns. Nothing in this Escrow Agreement, express or implied, is intended to confer upon any other person's rights or remedies under or by reason of this Escrow Agreement. Neither the existence of this Escrow Agreement nor the disbursement of the Escrowed Funds or any portion thereof shall be construed or interpreted as a limitation or waiver of any rights, remedies or claims any of the parties hereto may have under any agreement, at law, in equity or otherwise.

     5.7 DEFINED TERMS. Any term not being defined herein shall have the meaning ascribed to such term in the Purchase Agreement.

     5.8 FURTHER ASSURANCES. Each of the parties hereto agrees to perform any further acts and to execute and deliver any further documents and instruments which may be necessary and appropriate in order to carry out the intent of this Escrow Agreement. Further, the parties agree that they shall furnish Escrow Agent with federal tax identification numbers for the interest bearing account for the Escrowed Funds, and such other information as may be reasonably requested by Escrow Agent from time to time hereafter.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Escrow Agreement as of the date first above written.


                                        CHARYS HOLDING COMPANY, INC.


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        COTTON HOLDINGS I, INC


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        COTTON COMMERCIAL USA, LP


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:


                                        COTTON RESTORATION OF CENTRAL TEXAS, LP


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:


SELLER:                                 SELLER:
------                                  ------


--------------------------------------  ----------------------------------------
CHAD WEIGMAN                            BLAKE STANSELL

SELLER:                                 SELLER:
------                                  ------


--------------------------------------  ----------------------------------------
BRYAN MICHALSKY                         JAMES SCAIFE


SELLER:                                 SELLER:
------                                  ------


--------------------------------------  ----------------------------------------
RANDALL THOMPSON                        PETE BELL


SELLER:                                 SELLER:
------                                  ------


--------------------------------------  ----------------------------------------
DARYN EBRECHT                           RUSSELL WHITE


SELLER:
------


-------------------------------------
JOHNNY SLAUGHTER


                                        ESCROW AGENT:

                                        STERLING BANK - HEIGHTS OFFICE


                                        By:
                                                --------------------------------
                                                Name:
                                                Title:

                                   EXHIBIT "A"

                                ESCROW AGENT FEES
                                -----------------

                                    EXHIBIT F
                                    ---------

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     THIS  REGISTRATION  RIGHTS  AGREEMENT  (this  "Agreement"),  dated  as  of
                                                    ---------
[             ],  2006,  by  and  among CHARYS HOLDING COMPANY, INC., a Delaware
 ---------  --
corporation  (the  "Company"), and the investors set forth on the signature page
                    -------
hereto  (the  "Investors").
               ---------

     WHEREAS:

     A. Company and the Investors have entered into a Stock and Limited Partnership Interest Purchase Agreement (the "Stock Purchase Agreement"), dated
                                               ------------------------
as of September 1, 2006, pursuant to which the Investors shall sell, assign, transfer and convey unto Company, and Company shall purchase from the Investors, all of the issued and outstanding capital stock of Cotton Holdings 1, Inc. and limited partnership interests in, Cotton Commercial USA, LP and Cotton Restoraction of Central Texas, LP (collectively, the "Cotton Equity");
                                                             -------------

     B. As part of the consideration of the sale of the Cotton Equity to the Company, the Company shall issue to the Investors shares of the Company's Common Stock (the "Company Common Stock");
              ----------------------

     C. To induce the Investors to execute and deliver the Stock Purchase Agreement, Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "Securities Act"), and
                                                           --------------
applicable  state  securities  laws;  and

     D. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Stock Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and the Investors hereby agrees as follows:

     1.     DEFINITIONS.
            -----------

     As used in this Agreement, the following terms shall have the following meanings:

          (a)     "Commercially  Reasonable  Efforts"  means  efforts  which are
                   ---------------------------------
designed to enable a party, directly or indirectly, to satisfy a condition to or otherwise assist in the consummation of a desired result and which do not require the performing party to expend funds or assume liabilities other than expenditures and liabilities which are customary and reasonable in nature and amount in the context hereof.

          (b)     "Person"  means a corporation, a limited liability company, an
                   ------
association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          (c)     "Register,"  "registered,"  and  "registration"  refer  to  a
                   --------     ----------          ------------
registration effected by preparing and filing a Registration Statement (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering
                                     --------
of  effectiveness  of  such  Registration  Statement  by  the  Commission.

     2.     REGISTRATION  RIGHTS.
            --------------------

          (a)     Registration.  Subject  to  the terms of that certain Investor
                  ------------
Registration Rights Agreement, dated May 19, 2006, by and among the Company and Gottbetter Capital Master, Ltd. and that certain Investor Registration Rights Agreement, dated August 30, 2006, by and among the Company and the Buyers that are parties thereto (collectively, the "Gottbetter Agreements"), and subject to
                                         ---------------------
the terms of this Agreement, on or prior to the ninetieth (90th) calendar day after the Closing Date, the Company shall prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form
                                  ----------
SB-2, amend its existing registration statement on Form SB-2 presently on file with the Commission if not yet declared effective, or file such other appropriate form for which the Company is then eligible in accordance herewith (the "Registration Statement") covering the resale of the Company Common Stock
       -----------------------
to  be  issued  pursuant  to  the  Stock  Purchase  Agreement  (the "Registrable
                                                                     -----------
Securities")  to  the  extent  then  registrable  pursuant  to  the  rules  and
----------
regulations of the Commission for an offering to be made on a continuous basis pursuant to Rule 415. Only two Registration Statements shall be required hereunder. Company Common Stock issued pursuant to the Stock Purchase Agreement shall cease to be Registrable Securities if sold or transferred by any Investor to any other Person and, in any event, on and after such date when such Company Common Stock may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act as determined by counsel to Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the Investors. The Company shall use Commercially Reasonable Efforts to file the Registration Statement within 90 days following the Closing Date, and use Commercially Reasonable Efforts to cause the Registration Statement to be declared effective under the Securities Act within 180 days after the filing thereof. Further, the Company shall use Commercially Reasonable Efforts to keep the Registration Statement continuously effective under the Securities Act, subject to Section 2(b) below, for a period of three
(3)  years  following  the  Closing  Date  (the  "Registration  Period").
                                                  --------------------

          (b)     Suspension  Rights.  Notwithstanding  anything  herein  to the
                  ------------------
contrary, the Company shall have the right to suspend the use of the Registration Statement for a period not greater than forty-five (45) consecutive days (the "Suspension Period"), but not more than one time during the
             ------------------
Registration Period, if, in the good faith opinion of the Company's Board of Directors, after consultation with counsel, material, nonpublic information exists, including the proposed acquisition or divestiture of assets by the Company or the existence of pending material corporate developments, the public disclosure of which would be necessary to cause the Registration Statement to be materially true and to contain no material misstatements or omissions, and in each such case, where, in the good faith opinion of the Company's Board of Directors, such disclosure would be reasonably likely to have a material adverse effect on the Company or on the proposed transaction or the Company requires time to prepare a post-effective amendment to the Registration Statement in order to disclose such material information. The Company shall give the Investors notice promptly upon knowledge that a

Suspension Period (without indicating the nature of such Suspension Period) may occur and prompt written notice if a Suspension Period will occur and such notices must be acknowledged in writing by the Investors. During the pendency of any Suspension Period, no holder of Company Common Stock registered for resale on such Registration Statement shall attempt any public resale of such securities by the Registration Statement. Upon the conclusion of a Suspension Period, the Company shall provide the Investors written notice that the Registration Statement is again available for use.

          (c)     Piggyback  Rights.  For  a  period of  thirty-six (36)  months
                  -----------------
following the Second Closing Date, each time the Company shall determine to file a registration statement under the Securities Act (excluding a registration on Form S-4 or S-8, or successor forms thereto, or a registration statement on Form S-1 or SB-2 covering solely an employee benefit plan) in connection with the proposed offer and sale for money of any of its securities either for its own account or on behalf of any other security holder, the Company shall, if the Investors continue to own any Company Common Stock at such time, give prompt written notice of such determination to the Investors. Each Investor shall provide a written request to the Company if he desires to participate in such registration (the "Investor Notice"), stating the number of shares of Company
                     ----------------
Common Stock then constituting Registrable Securities to be registered, which Investor Notice must be given within ten (10) days after the receipt by the Investors of the Company's notice. Upon receipt of the Investor Notice, except as expressly provided otherwise in this Section 2(c) and subject to any prohibitions or restrictions set forth in any other agreement in existence on the date hereof granting registration rights with respect to shares of the Company's capital stock, the Company shall cause all shares of Company Common Stock constituting Registrable Securities with respect to which the Investors have requested registration to be included in such registration statement and registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by the Investors of the Company Common Stock to be so registered. The Company shall have the right to withdraw and discontinue registration pursuant to this Section 2(c) of the shares of Company Common Stock if at any time prior to the effective date of the registration statement, the registration of the securities to be registered on behalf of the Company or any other participating security holders is withdrawn or discontinued. If the registration for which the Company gives written notice pursuant to this Section 2(c) is for a public offering involving an underwriting, the Company shall so advise the Investors as a part of its written notice. In such event, the right of the Investors to registration pursuant to this Section 2(c) shall be conditioned upon the Investors' participation in such underwriting as a selling stockholder (including the execution and delivery of the applicable underwriting agreement) and the inclusion of the Investors' shares of Company Common Stock in the underwriting to the extent provided herein. The Company shall not be required to include any of the shares of Company Common Stock constituting Registrable Securities in any registration statement to the extent the public offering involves an underwriting and the managing underwriter thereof advises the Company in writing that in their opinion the number of shares of Company Common Stock requested to be included exceeds the number that can be sold in such offering, at a price reasonably related to fair market value. To the extent the managing underwriter provides such advice, the shares of Company Common Stock to be included pursuant to this Section 2(c) shall be reduced as required by such underwriter. Notwithstanding anything herein to the contrary, the Company shall not be required to register Registrable Securities pursuant to this Section 2(c) on any registration statement prepared for the resale of securities in connection with the Gottbetter Agreements.

          (d)     Procedure.  If  and  whenever  the  Company is required by the
                  ---------
provisions of this Section 2 to effect the registration of shares of Registrable Securities under the Securities Act, the Company, at its expense and as expeditiously as reasonably possible shall, in accordance with the Securities Act and all applicable rules and regulations, prepare and file with the Commission a registration statement with respect to such securities and shall use Commercially Reasonable Efforts to cause such registration statement to become and remain effective to the extent required hereby, and, during such period, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective and such registration statement and prospectus accurate and complete, subject to any Suspension Period pursuant to Section 2(b) hereof. The Company shall furnish to the Investors and to the underwriters of securities being registered such number of copies of the registration statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as such underwriters and holders may reasonably request in order to facilitate the public offering of such securities. In addition, the Company shall otherwise use Commercially Reasonable Efforts to take such other actions as are necessary and appropriate to effect any such registration in compliance with all provisions of the Securities Act and all applicable state securities laws, including, using Commercially Reasonable Efforts to register or qualify the securities covered by such registration statement under such state securities or Blue Sky laws of such jurisdictions as reasonably necessary to effect the sale thereof and such other actions as the Investors shall reasonably request (provided that the Company shall not be required thereby to qualify to do business in such jurisdiction or consent, generally, to the service of process therein).

     3.     RELATED  OBLIGATIONS.
            --------------------

          (a) The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any
       --------------------
amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (b)     The  Company  shall  prepare  and  file  with  the  SEC  such amendments  (including  post-effective  amendments)  and  supplements  to  the
Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company
                                                     ------------
shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

          (c) The Company shall furnish to the Investors, without charge, at least one (1) copy of (i) such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investors may reasonably request) and (iii) such other documents as the Investors may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investors.

          (d) The Company shall use Commercially Reasonable Efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investors reasonably request, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws,
(x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investors of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          (e) As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investors in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to each Investor. The Company shall also promptly notify the Investors in writing
(i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investors by facsimile on the same day of such effectiveness),
(ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (f) The Company shall use Commercially Reasonable Efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investors of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          (g) At the reasonable request of the Investors, the Company shall furnish to the Investors, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Investors may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

          (h)     The  Company  shall  make  available  for  inspection  by  the
Investors and the Investors' accountant or other agent (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate
 ----------
documents  and properties of the Company (collectively, the "Records"), as shall
                                                             -------
be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which the Inspector may reasonably request; provided, however, that each Inspector shall agree, and the Investors hereby agree, to hold in strict confidence and shall not make any disclosure (except to the Investors) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (y) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or
(z) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investors have knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

          (i) The Company shall hold in confidence and not make any disclosure of information concerning the Investors provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning any Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at such Investors' expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          (j) The Company shall use Commercially Reasonable Efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or
(ii) the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

          (k) The Company shall cooperate with the Investors, to the extent applicable, to facilitate the timely preparation and delivery of certificates to a transferee of any Investor (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as such Investor may reasonably request and registered in such names as such Investor may request.

          (l) The Company shall use Commercially Reasonable Efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

          (m) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          (n) The Company shall otherwise use Commercially Reasonable Efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

          (o) Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.
                                                              ----------

          (p) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

     4.     OBLIGATIONS  OF  THE  INVESTORS.
            -------------------------------

          (a)     Compliance.  Each  Investor  covenants  and  agrees  that such
                  ----------
Investor will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a registration statement of the Company.

          (b)     Investor  Information.  As  a condition to the registration of
                  ---------------------
any Registrable Securities under Section 2 hereof, the Company may require each Investor to furnish to the Company (i) a certified statement as to the number of shares of Company Common Stock then beneficially owned, and if requested by the Commission, the controlling Person thereof, (ii) a description of any material relationship between such Investor and the Company, its predecessors or affiliates, within the past three years and (iii) such other information regarding such Investor as is required for such registration by the rules and regulations of the Commission.

          (c)     Inside  Information.  Each  Investor  acknowledges  that  such
                  -------------------
Investor's relationship with the Company may give such Investor access to certain non-public material information of the Company (i.e. information that is likely to have a significant impact on the decision of a Person to buy, sell or hold Company stock), which information will only be considered to be publicly available when it has been released to the public through a Company press release or Commission filing and the investing public has had sufficient time to absorb and evaluate its impact. Each Investor acknowledges that federal securities laws prohibit such Investor and members of such Investor's family from buying or selling stock of the Company while having knowledge of material nonpublic information about the Company or the market for the Company's stock (so-called "inside information"), and, notwithstanding any other rights of the Investors set forth herein, each Investor covenants not to buy or sell any Company stock based on inside information, nor to communicate any inside information to a third party.

          (d)     Restrictions on Sale of Registrable Securities.  Each Investor
                  -----------------------------------------------
covenants and agrees that, for a period of six (6) months following the effectiveness of a registration statement with respect to the Registrable Securities, such Investor will not sell, assign, transfer or convey more than fifty percent (50%) of such Registrable Securities held by such Investor. Each Investor covenants and agrees that he will not engage in any short sales of, or hedging transactions with respect to the Company Common Stock held by such Investor.

     5.     EXPENSES  OF  REGISTRATION.
            --------------------------

     All expenses incurred in connection with registrations, filings or qualifications pursuant to the Agreement including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

     6.     INDEMNIFICATION.
            ---------------

     With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

          (a) The Company will, and hereby does, indemnify, hold harmless and defend the Investors, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "Exchange Act") (each, an "Indemnified Person"), against any losses, claims,
 -------------                 ------------------
damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any
                 ------
action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified
                                                                     -----------
Damages"),  to  which  any of them may become subject insofar as such Claims (or
-------
actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission
                                              ---------------
or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the
Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investors
                        ----------
and each such controlling Person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to an Investor to the extent such Claim is based on a failure of such Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 2(d); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor.

          (b) In connection with a Registration Statement, each Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any Claim or
                           ------------------

Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by any Investor. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to an Investor prior to such Investor's use of the prospectus to which the Claim relates.

          (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 5, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

          (d) The indemnification required by this Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7.     CONTRIBUTION.
            ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.     AMENDMENT  OF  REGISTRATION  RIGHTS.
            -----------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon Investor and the Company.

     9.     MISCELLANEOUS.
            -------------

          (a) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:                  Charys Holding Company Inc.
                                        1117 Perimeter Center West, Suite N415
                                        Atlanta, GA 30338
                                        Attention:   Billy Ray, Jr.
                                        Telephone:   (678) 443-2300
                                        Facsimile:   (678) 443-2320

With a copy to:                         Paul, Hastings, Janofsky & Walker LLP
                                        600 Peachtree Street, N.E., Suite 2400
                                        Atlanta, GA  30308
                                        Attention:   Wayne Bradley
                                        Telephone:   (404) 815-2202
                                        Facsimile:   (404) 685-5202

If to Investors, to:                    The address of each Investor set forth
                                        Beside such Investor's name on the
                                        Signature Page hereto

With a copy to:                         Nance & Simpson, LLP
                                        2603 Augusta, Suite 1000
                                        Houston, Texas  77057
                                        Attention:   Glynn Nance
                                        Telephone:   (713) 520-9100
                                        Facsimile:   (713) 520-5109


or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or
(iii)  above,  respectively.

          (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (c) The parties hereto agree that the internal laws of the State of Georgia shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the States of Georgia or Texas. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          (d) This Agreement, the Stock Purchase Agreement, and the documents referred to in the Stock Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Stock Purchase Agreement, and the documents referred to in the Stock Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          (e) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

          (f) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (h) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (i) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

          (j) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                        COMPANY:
                                        CHARYS HOLDING COMPANY INC.

                                        By:
                                           --------------------------------
                                        Name:  Billy Ray, Jr.
                                        Title:  Chief Executive Officer

                                        INVESTORS:


-----------------------------------     -----------------------------------
CHAD WEIGMANN                           BLAKE STANSELL


-----------------------------------     -----------------------------------
BRYAN MICHALSKY                         JAMES SCAIFE


-----------------------------------     -----------------------------------
RANDALL THOMPSON                        PETE BELL


-----------------------------------     -----------------------------------
DARYN EBRECHT                           RUSSELL WHITE


-----------------------------------
JOHNNY SLAUGHTER

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT
                            -------------------------

-------------------------

-------------------------

-------------------------

     Re:     CHARYS  HOLDING  COMPANY  INC.

Mr.             :
     -----------

     We are counsel to Charys Holding Company Inc., a Delaware corporation (the "Company"). In connection with the Company's obligations under that certain
 -------
Registration Rights Agreement (the "Registration Rights Agreement") entered into
                                    -----------------------------
by and between the Company and yourself, on                  , the Company filed
                                            ------------ ----
a  Registration  Statement  on  Form           (File No. 333-             ) (the
                                      --------               -------------
"Registration  Statement")  with  the  Securities  and  Exchange Commission (the
 -----------------------
"SEC")  relating to the Registrable Securities which names each of the Investors
 ---
as  a  selling  stockholder  thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act of 1933 at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act of 1933 pursuant to the Registration Statement.

                                      Very truly yours,

                                      [LAW FIRM]

                                      By:
                                         -------------------------------

                                    EXHIBIT G
                                    ---------

                            NON-COMPETITION AGREEMENT

     THIS NON-COMPETITION AGREEMENT (this "Agreement") is made       , 2006 (the
                                           ---------           ------
"Effective  Date"), by and between [           ] ("Seller") and [           ], a
 ---------------                    -----------    ------        -----------
                      ("Company").  All  capitalized terms not otherwise defined
--------------------    -------
herein shall have the meaning given to them in the Stock and Limited Partnership
Interest  Purchase  Agreement,  dated as of         , 2006, among Charys Holding
                                            --------
Company,  Inc.  ("Charys"),  Cotton Holdings 1, Inc., Cotton Commercial USA, LP,
                  ------
Cotton  Restoration  of  Central  Texas,  LP and the Sellers thereto (the "Stock
                                                                           -----
Purchase  Agreement").
-------------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Seller holds shares of stock or limited partnership interests in Cotton Holdings 1, Inc., Cotton Commercial USA, LP or Cotton Restoration of Central Texas, LP, and is an executive officer of such entity, which is in the business of providing fire and water restoration services to customers throughout the United States of America (the "Business");
                                                     --------

     WHEREAS, pursuant to the Stock Purchase Agreement, Charys is purchasing all of the outstanding equity interests of Cotton Holdings 1, Inc., Cotton Commercial USA, LP and Cotton Restoration of Central Texas, LP;

     WHEREAS, contemporaneously herewith, Seller and Company are entering into an Employment Agreement (the "Employment Agreement");
                                  ---------------------

     WHEREAS, Charys would not have entered into the Stock Purchase Agreement, and Company would not have entered into the Employment Agreement, without ensuring the confidentiality of certain information and protection against competition and solicitation by the Seller;

     WHEREAS, Company, or its respective assigns, will continue to engage in its business throughout the Gulf Coast region of the United States of America (the "Territory"); and
 ---------

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and in the Stock Purchase Agreement and Employment Agreement, the benefits which Seller will receive from the transactions contemplated by the Stock Purchase Agreement and Employment Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   COVENANTS

     1.1     Acknowledgements  by  Seller.  Seller  acknowledges  the following:
             ----------------------------

          (a) Seller has been engaged in the Business. Such Business is highly competitive.

          (b) Seller's participation in the Business has provided Seller with valuable, confidential and proprietary information concerning the Business and its future plans, much of which Seller participated in developing.

          (c) Seller has had access to and has become acquainted with various trade secrets, proprietary data and other confidential information of the Business and may have contributed to such information, consisting of documents, files, software, development work computer programs and databases, processes, techniques and procedures, and related documentation, compilations of information, records and specifications, used in or related to the Business, including:

               (i) business information, such as (but not limited to) the business practices, suppliers, operational methods, technical processes, future plans, techniques, patent information and applications, leases, contracts and business plans;

               (ii) financial information, such as (but not limited to) earnings, sales, assets, debts, prices, pricing structure, margins, volume and quantities of purchases or sales, and other financial data;

               (iii) marketing information such as (but not limited to) prior, ongoing or proposed marketing programs, presentations or agreements by or on behalf of the Business, pricing information, marketing tests and results of marketing efforts;

               (iv) personnel information, such as (but not limited to) employees' personal or medical histories, compensation, employee incentive programs, terms of employment, actual or proposed promotions, hirings, resignations, terminations including reasons for such terminations, training methods and other personnel information;

               (v) customer information, such as (but not limited to) past, existing or prospective customers' names, addresses or backgrounds, customer specifications and requirements, prices that particular or various customers are charged or pay for services, proposals or agreements between customers and the Business, status of customers' accounts, and other information about actual or prospective customers; and

               (vi) customer or prospective customer trade secrets, proprietary data and other confidential information that is provided to Seller for the sole and exclusive purpose of permitting Seller to market or provide products or services of the Business to such customers or prospective customers.

          (d) Any unauthorized possession, communication or use of Confidential Information (defined below) would enable Seller (or any third party to whom the Seller might disseminate the Confidential Information) to compete unfairly with Company by using the Confidential Information to such person's advantage.

          (e) The agreements and covenants contained in this Agreement are essential to protect the interests of Company in connection with the transactions contemplated by the Stock Purchase Agreement.

          (f) Company and Charys would not have consummated the transactions contemplated by the Stock Purchase Agreement, and the Company would not have entered into the Employment Agreement, but for the agreements and covenants contained in this Agreement.

     For purposes of this Agreement, the trade secrets and confidential information referred to in Section 1.1(c) above, including those described in subsections 1.1(c)(i) through (vi), shall be collectively referred to as the "Confidential Information"; provided, however, that "Confidential Information"
 -------------------------
shall not include information that (A) is available from sources, other than Seller or their respective affiliates, which sources Seller reasonably believes do not have a duty of confidentiality to Company with respect to such information, or (B) is or becomes publicly available other than as a result of any Seller's breach of this Agreement.

     1.2     Noncompetition.  For  a  period of three (3) years from the date of
             --------------
this Agreement or, if longer, for a period beginning on the date of this Agreement and ending two (2) years after the Employment Agreement's Expiration Date (as defined in the Employment Agreement), (the "Restricted Period"), Seller
                                                     -----------------
shall not, on his own behalf or on behalf of others, directly or indirectly, own, manage, operate, control, invest in, or participate in the ownership, management, operations, or control of, lend any Seller's name or any similar name to, any person, entity or business engaged in the Business in the Territory. Notwithstanding the foregoing, Seller shall not be prohibited from having beneficial ownership of up to 2% of the equity interest of any business entity, the equity securities of which are registered under the Securities Exchange Act of 1934, as amended.

     1.3     Nondisclosure of Confidential Information.
             -----------------------------------------

          (a) Seller acknowledges that (i) Company has a legitimate and continuing proprietary interest in the Confidential Information that Company has acquired for significant consideration; and (ii) in order to guard such interest of Company, it is necessary for Company to protect all Confidential Information. Seller agrees that his obligations under Section 1.3(b) of this Agreement shall be absolute and unconditional.

          (b) Seller shall not, directly or indirectly, during the Restricted Period, use, exploit, publish or otherwise disclose in any manner any Confidential Information, and shall otherwise keep all Confidential Information confidential. Notwithstanding the foregoing, Seller shall be entitled to disclose Confidential Information as may be required by applicable law, including a subpoena or court or administrative order, provided that in any such case Seller shall use reasonable efforts to give advance written notice of any such disclosure to Company and Chayrs. In addition, Seller shall be entitled to use or disclose Confidential Information to the extent necessary to (i) prepare tax returns of Seller or (ii) to enforce its rights under the Stock Purchase Agreement and other documents executed in connection therewith.

          (c) Seller acknowledges that all physical property of the Business in the direct or indirect possession of any Seller, including all documents, files, software, development work computer programs and databases, processes, techniques and procedures, and related documentation, compilations of information, records, specifications, equipment and similar items relating to the Business or any of the Customers, whether or not prepared by Seller and whether or not such property is Confidential Information, (i) is and shall remain the exclusive property of the Business and (ii) shall not be removed from the premises of the Business. For purposes of this Section 1.3 and Section 1.5 of this Agreement, "Customers" shall mean any customer of the Company, and their
                    ---------
respective affiliates, successors, and assigns, as of the date hereof and as of the Employment Agreement's Expiration Date.

     1.4     Nonsolicitation  of  Employees.  Seller  shall  not,  directly  or
             ------------------------------
indirectly, solicit the employment of, employ, recruit, or retain as an independent contractor or otherwise, any current employee of Company, or in any way induce or cause any current or future employee of Company, or any independent contractor with whom Company does business, to terminate its relationship with Company, or otherwise interfere or attempt to interfere in any way with any such relationship in accordance with the terms of the Employment Agreement.

     1.5     Nonsolicitation of Customers.  During the Restricted Period, Seller
             ----------------------------
shall not, on its or his own behalf or on behalf of others, directly or indirectly, solicit any Customers for the purpose of engaging in the Business.

     1.6     Non-Disparagement.  Unless  necessary  to  prosecute  any  claims
             -----------------
against each other pursuant to this Agreement, the Stock Purchase Agreement or as required by law, including in response to a subpoena or court or administrative order, neither Company nor Seller shall, during the Restricted Period or anytime thereafter, disparage the other or any of its officers, directors, employees or direct or indirect equity owners (or their respective officers, directors or employees) in any way, including by making statements that would call into question the professional competence, billing or distribution practices, business competence or reputation of any of them.

2.     RIGHTS  AND  REMEDIES  UPON  BREACH.

Seller acknowledges that (a) the provisions of this Agreement are fundamental and essential for the protection of Company's legitimate business and proprietary interests; (b) such provisions are reasonable and appropriate in all respects; and (c) any breach of this Agreement will result in irreparable damage to Company for which an adequate monetary remedy does not exist and a remedy at law may prove to be inadequate. Accordingly, in the event of any actual or threatened breach by Seller of any provision of Sections 1.2, 1.3, 1.4, 1.5, or 1.6, Company shall, in addition to any other remedies permitted by law, be entitled to seek, and Seller consents to, equitable remedies including specific performance, injunctive relief, a temporary restraining order, and temporary or permanent injunctions, in any court of competent jurisdiction, to prevent or otherwise restrain a breach of such provision, without the necessity of proving harm or damages or the posting of any bond or other security, and to recover any and all costs and expenses, including reasonable attorneys' fees, incurred in enforcing this Agreement against Seller. Such relief shall be in addition to, and not in substitution of, any other remedies available to Company. The existence of any claim or cause of action of Seller against Company shall not constitute a defense to the enforcement by Company of the covenants contained in Sections 1.2, 1.3, 1.4, 1.5 or 1.6. Seller shall not defend any such claim or cause of action on the basis that there is an adequate remedy at law. The Restricted Period shall be extended by any period during which Seller is in breach of this Agreement as finally determined by a court of competent jurisdiction.

3.     SEVERABILITY;  BLUE  PENCILING.

The necessity of each of the restrictions set forth above and the nature and scope of each such restriction has been carefully considered, bargained for and agreed to by Company, Charys and Seller (each a "Party", and, collectively, the
                                                  -----
"Parties").  The  Parties  hereby agree and acknowledge that the duration, scope
 -------
and geographic area applicable to each of the restrictions set forth in this Agreement are fair, reasonable and necessary. The consideration provided for in the Stock Purchase Agreement, Employment
Agreement, and recited in this Agreement is sufficient and adequate to compensate Seller for agreeing to each of the restrictions contained in this Agreement. However, in the event that any portion of this Agreement shall be determined by any court of competent jurisdiction to be unenforceable, including by reason of its being extended over too great a period of time or too large a geographic area or over too great a range of activities, it shall be interpreted to extend only over the maximum period of time, geographic area or range of activities as to which it may be enforceable. Each provision and part of a provision of this Agreement shall be deemed a separate and severable covenant. It is the desire and intent of the Parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which such enforcement is sought. Accordingly, a court of competent jurisdiction is directed to modify any provision to the extent necessary to render such provision enforceable, and if such cannot be lawfully done, to sever any such portion of a provision, but only such portion of a provision as necessary to cause the remaining provisions or portions of such provision to be enforceable.

4.     MISCELLANEOUS.

     4.1     Representations  of  Seller.  Seller  represents  and warrants that
             ---------------------------
Seller has read and understands this Agreement and has consulted with legal counsel who has explained all of its terms and provisions and that the agreed upon consideration for the undertakings made by Seller in this Agreement is adequate. Seller acknowledges and agrees that the restrictions on competitive activities and the other undertakings made by Seller in this Agreement will adversely affect such Seller's ability to obtain future business and to engage in other pursuits and that Seller nonetheless intends to be bound by all of the restrictions, undertakings and other obligations required in this Agreement.

     4.2     Amendments  and  Waiver.  No  amendment,  waiver  or  consent  with
             -----------------------
respect to any provision of this Agreement shall in any event be effective unless it is in writing and signed by the Parties, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Any Party's lack of enforcement of any provision of this Agreement shall not be construed as a waiver, and the nonbreaching Party may elect to enforce any such provision at any time in the event of a past, repeated or continuing breach. The rights and remedies in this Agreement are the exclusive rights and remedies that the Parties may have upon a breach of this Agreement.

     4.3     Notices.  All notices or other communications required or permitted
             -------
under this Agreement shall be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by facsimile, provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight courier service (receipt requested), in each case to the appropriate addresses and fax numbers set forth below (or to such other addresses and fax numbers as a party may designate by notice to the other parties):

SELLER:                           COMPANY:
                                  [                           ]
--------------------               ---------------------------

--------------------

--------------------              ----------------------------

                                  ----------------------------
                                  Attn:  Chairman of the Board
With a copy to:

--------------------              With copies to:

--------------------              CHARYS HOLDING COMPANY, INC.
                                  1117 Perimeter Center West, Suite N415
--------------------              Atlanta, Georgia 30338
Fax No.:     (   )    -           Attention : Billy V. Ray, Jr.,
              ---  --- ----       Chief Executive Officer
Attention:
            -------------         and

                                  Paul, Hastings, Janofsky & Walker, LLP
                                  600 Peachtree Street N.E., Suite 2400
                                  Atlanta, Georgia 30308-2222
                                  Fax No: (404) 815-2424
                                  Attention: Wayne Bradley

          Either Party may change its address for receiving notice by giving written notice to the other Party in the manner provided in this Section 4.3.

     4.4     Governing Law.  This Agreement shall be governed by, and construed,
             -------------
enforced and interpreted in accordance with, the substantive laws (without regard to its conflicts of laws provisions) of the State of Texas.

     4.5     Successors  and  Assigns.  This  Agreement,  and  the  rights  and
             ------------------------
obligations of the Parties, shall inure to the benefit of and be binding on the Parties and their respective successors and assigns. Seller not may assign any rights, benefits, duties or obligations under this Agreement.

     4.6     Entire Agreement.  This Agreement, the Stock Purchase Agreement and
             ----------------
the documents referred to therein, and the Employment Agreement express the entire agreement and understanding between the Parties with respect to the subject matter hereof, and all promises, representations, understandings, arrangements and prior agreements are merged herein and therein and superseded hereby and thereby.

     4.7     Rules  of Construction.  The term "including" shall mean "including
             ----------------------
without limitation." The term "person" shall be broadly construed to mean any individual, trust, partnership, corporation, limited liability company, organization, joint venture or any other entity or body of any nature. The Article, Section and other headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     4.8     Expenses.  Each  Party  shall  pay  its  own  costs and expenses in
             --------
connection  with  the  transactions  contemplated  by  this  Agreement.

     4.9     Counterparts.  This  Agreement  may  be  executed  in  multiple
             ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.


COMPANY:                                SELLER:


[                                ]
 --------------------------------


By:
    -------------------------------     -----------------------------------
                                        [NAME]
Name:
      -----------------------------

Title:  Chairman  of  the  Board


                   SIGNATURE PAGE TO NON-COMPETITION AGREEMENT

                                    EXHIBIT H
                                    ---------

                              EMPLOYMENT AGREEMENT
                              --------------------


     I,     ,  agree to the terms and conditions of employment with [          ]
       -----                                                         ----------
a  [          ]  ("Company"),  (1)  set  forth  in  this  Employment  Agreement
    ----------     -------
("Agreement"). All capitalized terms not otherwise defined herein shall have the
  ---------
meaning  given  to  them  in the Stock and Limited Partnership Interest Purchase
Agreement,  dated  as  of  July    ,  2006,  among  Charys Holding Company, Inc.
                                 --
("Charys"),  Cotton  Holdings  1,  Inc.,  Cotton  Commercial  USA,  LP,  Cotton
  ------
Restoration of Central Texas, LP, and the individual signatories thereto (the "Stock Purchase Agreement").
 --------------------------

          1.     TERM  OF  EMPLOYMENT.  My employment under this Agreement shall
commence on        , 2006 ("Effective Date") and end on the third anniversary of
            -------         --------------
the  Effective  Date  ("Expiration  Date"),  or  such  earlier  date on which my
                        ----------------
employment is terminated under Section 5 of this Agreement, provided that if neither party provides notice of termination to the other party not later than 90 days prior to the Expiration Date or the expiration date of any subsequent term, this Agreement shall automatically extend for an additional one year term. If the Company continues to employ me beyond the Expiration Date without entering into a written agreement extending the term of this Agreement, except as provided in a new written employment agreement between the Company and me, all obligations and rights under this Agreement shall prospectively lapse as of the Expiration Date, except the Company's ongoing indemnification obligation under Section 4(g), my confidentiality and other obligations under Section 6, and our mutual arbitration obligations under Section 8, and I thereafter shall be an at-will employee of the Company.

          2.     NATURE  OF  DUTIES.  I shall be the Company's [          ].  As
                                                                ----------
such, I shall work exclusively for the Company and shall have all of the customary powers and duties associated with that position. I agree that the Company may alter my duties from time to time. I shall devote my full business time and effort to the performance of my duties for the Company, which I shall perform faithfully and to the best of my ability. I shall be subject to the Company's policies, procedures and approval practices, as generally in effect from time to time. Notwithstanding the foregoing or any other provision of this Agreement, it shall not be a breach or violation of this Agreement for me to (i) serve on corporate (subject to approval of the Board), civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions, or (iii) manage personal investments, so long as such activities do not significantly interfere with or significantly detract from the performance of my responsibilities to the Company in accordance with this agreement.

          3.     PLACE  OF  PERFORMANCE.  I shall be based at [               ],
                                                               ---------------
except  for  required  travel  on  the  Company's  business.

          4.     COMPENSATION  AND  RELATED  MATTERS.

                (a)      BASE  SALARY.  [          ]
                                         ----------

--------------------
(1) Will likely be either Cotton Holdings or the Disaster Remediation Holding Company.

               (b) BONUS. As determined by the board of directors of the Company.

               (c)     AUTOMOBILE  ALLOWANCE.  The  Company  shall  provide  an
automobile, or shall provide to me an automobile allowance equal to [          ]
                                                                     ----------
per  month.

               (d) STANDARD BENEFITS. During my employment, I shall be entitled to continue to participate in all employee benefit plans and programs,
including  paid  vacations, that are provided by the Company as of        , 2006
                                                                   -------
in  accordance  with  the  terms of those plans and programs and applicable law.

               (e) 401(K). During my employment, I shall be entitled to continue to participate in the Company's 401(k) plan, in accordance with the terms of that plan and applicable law.

               (f) INDEMNIFICATION. The Company shall extend to me the same indemnification arrangements as are generally provided to other similarly situated Company executives, including after termination of my employment.

               (g) EXPENSES. I shall be entitled to receive prompt reimbursement for all reasonable and customary travel and business expenses I incur in connection with my employment, but I must incur and account for those expenses in accordance with the policies and procedures established by the Company.

               (h) SARBANES-OXLEY ACT LOAN PROHIBITION. To the extent that any Company benefit, program, practice, arrangement, or this Agreement would or might otherwise result in my receipt of an illegal loan ("Loan"), the Company
                                                             ----
shall use reasonable efforts to provide me with a substitute for the Loan that is lawful and of at least equal value to me. If this cannot be done, or if doing so would be significantly more expensive to the Company than making the Loan, the Company need not make the Loan to me or provide me substitute for it.

          5.     TERMINATION.

               (a) RIGHTS AND DUTIES. If my employment is terminated, I shall be entitled to the amounts or benefits shown on the applicable row of the following table, subject to the balance of this Section 5. The Company and I shall have no further obligations to each other, except the Company's ongoing indemnification obligation under Section 4(g), my confidentiality and other obligations under Section 6, and our mutual arbitration obligations under
Section 8, or as set forth in any written agreement I subsequently enter into with the Company.

--------------------------------------------------------------------------------
DISCHARGE     Payment or provision when due of (1) any unpaid base salary,
FOR CAUSE     expense reimbursements, and vacation days accrued prior to termination of employment, and (2) other unpaid vested amounts or benefits under Company compensation, incentive, and benefit plans.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISABILITY    Same as for "Discharge for Cause" EXCEPT that I also shall be potentially eligible for disability benefits under any Company-
              provided disability plan in which I then participate.
------------  ------------------------------------------------------------------
DISCHARGE     Same as for "Discharge for Cause" EXCEPT that, in exchange for
OTHER THAN    my execution of a release in accordance with this section, my base
FOR CAUSE     salary, but not my employment, shall continue through the
OR            Agreement's Expiration Date, or for 12 weeks, whichever comes
DISABILITY    first.
------------  ------------------------------------------------------------------
RESIGNATION   Same as for "Discharge for Cause."
------------  ------------------------------------------------------------------
DEATH         Same as for "Discharge for Cause" EXCEPT that payments shall be made to the person or entity prescribed by Company policies.
------------  ------------------------------------------------------------------
EXPIRATION    Same as for "Discharge for Cause."
OF
AGREEMENT
--------------------------------------------------------------------------------

               (b) DISCHARGE FOR CAUSE. The Company may terminate my employment at any time if it believes in good faith that it has Cause to terminate me. "Cause" shall include, but not be limited to:
                 -----

                    (i) my refusal to follow the Company's lawful directions or my material failure to perform my duties (other than by reason of physical or mental illness, injury, or condition), in either case, after I have been given notice of my default and a reasonable opportunity to cure my default;

                    (ii) my material failure to comply with Company policies;

                    (iii) my engaging in conduct that is or may be unlawful or disreputable, to the possible detriment of the Company and its subsidiaries and affiliates, and their predecessors and successors ("Group"), or my own
                                                              -----
reputation;

                    (iv) my seeking, exploring, or accepting a position with another business enterprise or venture without the Company's written consent at any time more than 90 days before the Expiration Date; or

                    (v) my engaging in activities on behalf of an enterprise which competes or plans to compete with the Company or any of its subsidiaries or affiliates.

If my employment ends for any reason other than discharge by the Company for Cause, but at a time when the Company had Cause to terminate me (or would have had Cause if it then knew all relevant facts), my termination shall be treated as a discharge by the Company for Cause.

               (c) TERMINATION FOR DISABILITY. Except as prohibited by applicable law, the Company may terminate my employment on account of Disability, or may transfer me to inactive employment status, which shall have the same effect under this Agreement as a termination for Disability. "Disability" means a physical or mental illness, injury, or condition that
 ----------
prevents me from performing my duties, as determined under Company policies relating to disability applicable to me and other similarly situated employees.

               (d) DISCHARGE OTHER THAN FOR CAUSE OR DISABILITY. The Company may terminate my employment at any time for any reason, and without advance notice. If I am terminated by the Company other than for Cause under
Section 5(b) or for Disability under Section 5(c), I will only receive the special benefits provided for a non-Cause discharge under Section 5(a) if I sign a general release form furnished to me by the Company (which may include any provision customary in formal settlement agreements and general releases, including such things as my release of the Company and all conceivably related persons or entities ("affiliates") from all known and unknown claims, my covenant never in the future to pursue any released claim, my promise never to seek employment with the Company or any affiliate in the future, my promise not to solicit current or former customers, employees, suppliers or, to the fullest extent lawful, engage in business activities that compete with the Company or any affiliate, or disclose or use any of their proprietary or trade secret information) within 60 days after my employment ends (or within 60 days after an arbitrator determines that I am entitled to such payments if I sign the general release) and I do not thereafter properly revoke the release.

               (e) RESIGNATION. I promise not to resign my employment before the Expiration Date without giving the Company at least 30 days advance written notice. If I resign, the Company may accept my resignation effective on the date set forth in my notice or any earlier date. If I resign, I shall nevertheless remain employed under this Agreement except to the extent the Company elects to cancel it.

               (f) DEATH. If I die while employed under this Agreement, the payments required by Section 5(a) in the event of my death shall be made.

               (g) TRANSFERS TO GROUP MEMBER. My transfer to another member of the Group shall not be deemed a termination of my employment under this Agreement if it assumes this Agreement.

               (h) DISPUTES UNDER THIS SECTION. All disputes relating to this Agreement, including disputes relating to this section, shall be resolved by final and binding arbitration under Section 8. For example, if the Company and I disagree as to whether the Company had Cause to terminate my employment, we will resolve the dispute through arbitration; the arbitrator will decide whether the Company had Cause to terminate me.

               (i) AMOUNTS OWED TO THE COMPANY. Any amounts payable to me under this section shall first be applied to repay any amounts I owe the Company.

          6. CONFIDENTIALITY. I acknowledge that as an integral part of the Company's business, the Company has developed, and will develop, at a considerable investment of time and expense, marketing and business plans and strategies, procedures, methods of operation and marketing, financial data, lists of actual and potential customers and suppliers, and independent sales representatives and related data, technical procedures, engineering and product specifications, plans for development and expansion, and other confidential and sensitive information, and I acknowledge that the Company has a legitimate business interest in protecting the confidentiality of such information. I acknowledge that I will be entrusted with such information as well as confidential information belonging to customers, suppliers, and other third parties.

               (a) "TRADE SECRETS" are defined as information, regardless of form, belonging to the Company, licensed by it, or disclosed to it on a confidential basis by its customers, suppliers, or other third parties, including, but not limited to, technical or nontechnical data, formulae, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, product plans, or lists of actual or potential customers or suppliers which are not commonly known by or available to the public and which information: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

               (b) "CONFIDENTIAL INFORMATION" is defined as information, regardless of form, belonging to the Company, licensed by it, or disclosed to it on a confidential basis by its customers, suppliers, or other third parties, other than Trade Secrets, which is material and valuable to the Company and not generally known by the public.

               (c) PROMISE NOT TO DISCLOSE. I promise never to use or disclose any Trade Secret before it has become generally known within the relevant industry through no fault of my own. I agree that this promise shall never expire. I further promise that, while this Agreement is in effect and for 2 years after its termination, I will not, without the prior written approval of the Company, disclose any Confidential Information before it has become generally known within the relevant industry through no fault of my own.

               (d) PROMISE NOT TO SOLICIT. To prevent me from inevitably breaking this promise, I further agree that, while this Agreement is in effect and for 24 months after its termination: (1) as to any customer or supplier of the Group with whom I had dealings or about whom I acquired proprietary information during my employment, I will not solicit or attempt to solicit (or assist others to solicit) the customer or supplier to do business with any person or entity other than the Group; and (2) I will not solicit or attempt to solicit (or assist others to solicit) for employment any person who is, or within the preceding 12 months was, an officer, manager, employee, or consultant of the Group.

               (e) PROMISE NOT TO ENGAGE IN CERTAIN EMPLOYMENT. I agree that, while this Agreement is in effect and for 24 months after its termination, I will not accept any employment or engage in any activity, without the written consent of the Board if the loyal and complete fulfillment of my duties would inevitably require me to reveal or utilize Trade Secrets or Confidential Information, as reasonably determined by the Board.

               (f) RETURN OF INFORMATION. When my employment with the Company ends, I will promptly deliver to the Company, or, at its written instruction, destroy, all documents, data, drawings, manuals, letters, notes, reports, electronic mail, recordings, and copies thereof, of or pertaining to it or any other Group member in my possession or control. In addition, during my employment with the Company or the Group and thereafter, I agree to meet with Company personnel and, based on knowledge or insights I gained during my employment with the Company and the Group, answer any question they may have related to the Company or the Group.

               (g) PROMISE TO DISCUSS PROPOSED ACTIONS IN ADVANCE. To prevent the inevitable use or disclosure of Trade Secrets or Confidential
Information, I promise that, before I disclose or use Trade Secrets or Confidential Information and before I commence employment, solicitations, or any other activity that could possibly violate the promises I have just made, I will discuss my proposed actions with an attorney for the Company, who will advise me in writing whether my proposed actions would violate these promises.

               (h) INTELLECTUAL PROPERTY. Intellectual property (including such things as all ideas, concepts, inventions, plans, developments, software, data, configurations, materials (whether written or machine-readable), designs, drawings, illustrations, and photographs, that may be protectable, in whole or in part, under any patent, copyright, trademark, trade secret, or other intellectual property law), developed, created, conceived, made, or reduced to practice during my Company employment (except intellectual property that has no relation to the Group or any Group customer that I developed, purely on my own time and at my own expense), shall be the sole and exclusive property of the Company, and I hereby assign all my rights, title, and interest in any such intellectual property to the Company.

               (i) EXECUTION OF INNOVATION AGREEMENT. I agree to the terms of the Company's Assignment of Inventions agreement, which is attached to this Agreement as Schedule 1, and I promise to execute it contemporaneously with this
             ----------
Agreement.

               (j) ENFORCEMENT OF THIS SECTION. This section shall survive the termination of this Agreement for any reason. I acknowledge that (a) my services are of a special, unique, and extraordinary character and it would be very difficult or impossible to replace them, (b) this section's terms are reasonable and necessary to protect the Company's legitimate interests, (c) this section's restrictions will not prevent me from earning or seeking a livelihood,
(d) this section's restrictions shall apply wherever permitted by law, and (e) my violation of any of this section's terms would irreparably harm the Company. Accordingly, I agree that, if I violate any of the provisions of this section, the Company or any Group member shall be entitled to, in addition to other remedies available to it, an injunction to be issued by any court of competent jurisdiction restraining me from committing or continuing any such violation without the need to prove the inadequacy of money damages or post any bond or for any other undertaking.

          7.     NOTICE.

               (a) TO THE COMPANY. I will send all communications to the Company in writing, addressed as follows (or in any other manner the Company notifies me to use):

          If Mailed:     [                         ]
                          -------------------------

                         ---------------------------

                         ---------------------------
                         Attention:  Chairman of the Board

          With a copy to:
                     Charys Holding Company, Inc.
                     1117 Perimeter Center West, Suite N 415
                     Atlanta, Georgia 30338
                     Attention: Billy V. Ray, Jr., Chief Executive Officer


               (b) TO ME. All communications from the Company to me relating to this Agreement must be sent to me in writing as follows (or in any other manner that I notify the Company) at my Company office or in any other manner I notify the Company to use.

If mailed:
                                           -------------------------

                                           -------------------------

                                           -------------------------

                                           -------------------------
With a copy to:
                                           -------------------------

                                           -------------------------

                                           -------------------------

                                           -------------------------

               (c) TIME NOTICE DEEMED GIVEN. Notice shall be deemed to have been given when delivered or, if earlier (1) when mailed by United States certified or registered mail, return receipt requested, postage prepaid, or (2) faxed with confirmation of delivery, in either case, addressed as required in this section.

          8. ARBITRATION OF DISPUTES. All disputes between the Company and me are to be resolved by final and binding arbitration in accordance with the separate Arbitration Agreement attached as Schedule 2 to this Agreement. This
                                             ----------
section  shall  remain  in  effect  after  the  termination  of  this Agreement.

          9. GOLDEN PARACHUTE LIMITATION. I agree that my payments and benefits under this Agreement and all other contracts, arrangements, or programs shall not, in the aggregate, exceed the maximum amount that may be paid to me without triggering golden parachute penalties under Section 280G and related provisions of the Internal Revenue Code, as determined in good faith by the Company's independent auditors. If any benefits must be cut back to avoid triggering such penalties, my benefits shall be cut back in the priority order designated by the Company. If an amount in excess of the limit set forth in this section is paid to me, I will repay the excess amount to the Company upon demand, with interest at the rate provided for in Internal Revenue Code Section 1274(b)(2)(B). The Company and I agree to cooperate with each other in connection with any administrative or judicial proceedings concerning the existence or amount of golden parachute penalties with respect to payments or benefits I receive.

          10. AMENDMENT. No provisions of this Agreement may be modified, waived, or discharged except by a written document signed by a duly authorized Company officer and me. Thus, for example, promotions, commendations, and/or bonuses shall not, by themselves, modify, amend, or extend this Agreement. A waiver of any conditions or provisions of this Agreement in a given instance shall not be deemed a waiver of such conditions or provisions at any other time.

          11. INTERPRETATION; EXCLUSIVE FORUM. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Texas (excluding any that mandate the use of another jurisdiction's laws). Any litigation, arbitration, or similar proceeding with respect to such matters only may be brought within that state, and all parties to this Agreement consent to that state's jurisdiction and agree that venue anywhere in that state would be proper.

          12. SUCCESSORS. This Agreement shall be binding upon, and shall inure to the benefit of, me and my estate, but I may not assign or pledge this Agreement or any rights arising under it, except to the extent permitted under the terms of the benefit plans in which I participate. Without my consent, the Company may assign this Agreement to any affiliate or successor that agrees in writing to be bound by this Agreement, after which any reference to the "Company" in this Agreement shall be deemed to be a reference to the affiliate or successor, and the Company thereafter shall have no further primary, secondary or other responsibilities or liabilities under this Agreement of any kind.

          13. TAXES. The Company shall withhold taxes from payments it makes pursuant to this Agreement as it determines to be required by applicable law.

          14. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. In the event that a court of competent jurisdiction determines that any provision of this Agreement is invalid or more restrictive than permitted under the governing law of such jurisdiction, then only as to enforcement of this Agreement within the jurisdiction of such court, such provision shall be interpreted and enforced as if it provided for the maximum restriction permitted under such governing law.

          15. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall for all purposes be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

          16. ENTIRE AGREEMENT. All oral or written agreements or representations, express or implied, with respect to the subject matter of this Agreement are set forth in this Agreement. However, this Agreement does not override other written agreements I have executed relating to specific aspects of my employment, such as conflicts of interest.

          17. FORMER EMPLOYERS. I am not subject to any employment, confidentiality, or other agreement or restriction that would prevent me from fully satisfying my duties under this Agreement or that would be violated if I did so. Without the Company's prior written approval, I promise I will not:

               (a) disclose proprietary information belonging to a former employer or other entity without its written permission;

               (b) contact any former employer's customers or employees to solicit their business or employment on behalf of the Group; or

               (c) distribute announcements about or otherwise publicize my employment with the Group.

I will indemnify and hold the Company harmless from any liabilities, including defense costs, it may incur because I am alleged to have broken any of these promises or improperly revealed or used such proprietary information or to have threatened to do so, or if a former employer challenges my entering into this Agreement or rendering services pursuant to it.

          18. DEPARTMENT OF HOMELAND SECURITY VERIFICATION REQUIREMENT. If I have not already done so, I agree to timely file all documents required by the Department of Homeland Security to verify my identity and my lawful employment in the United States. Notwithstanding any other provision of this Agreement, if I fail to meet any such requirements promptly after receiving a written request from the Company to do so, I agree that my employment shall terminate immediately and that I shall not be entitled to any compensation from the Company of any type.

                            [SIGNATURE PAGE FOLLOWS]

--------------------------------------------------------------------------------
I ACKNOWLEDGE THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THIS AGREEMENT ARE CONTAINED IN IT AND THAT I HAVE ENTERED INTO THIS AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

I UNDERSTAND THAT PAUL, HASTINGS, JANOFSKY & WALKER LLP (PHJ&W) REPRESENTED THE COMPANY, NOT ME, IN NEGOTIATING THIS CONTRACT; I WAS REPRESENTED BY SEPARATE COUNSEL. TO THE EXTENT PHJ&W HAS REPRESENTED ME, IS REPRESENTING ME, OR REPRESENTS ME IN THE FUTURE, I IRREVOCABLY WAIVE ANY CONFLICT OF INTEREST
OBJECTIONS I MAY HAVE TO ITS REPRESENTATION OF THE COMPANY AS TO ANY MATTERS RELATING TO MY EMPLOYMENT BY THE COMPANY, INCLUDING THE NEGOTIATION OF THIS CONTRACT.

I FURTHER ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ALL OF IT, AND THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT, TOGETHER WITH ALL ATTACHED SCHEDULES AND EXHIBITS, WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISHED TO DO SO. I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT
TO  A  JURY  TRIAL.
--------------------------------------------------------------------------------

Date:                                     [             ]
      ---------------------                -------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title: Chairman of the Board

Date:                                     [             ]
      ---------------------                -------------


                                          --------------------------------------

            SIGNATURE PAGE TO [                ] EMPLOYMENT AGREEMENT
                               ----------------

                                   Schedule 1
                                   ----------

                            ASSIGNMENT OF INVENTIONS
                            ------------------------

1. I will promptly disclose in writing to the Company all Inventions. For purposes of this Agreement, "Invention" shall mean any discovery, whether or not
                             ---------
patentable, as well as improvements thereto, which is conceived or first practiced by me, alone or in a joint effort with others, whether prior to or following execution of this Agreement, which: (i) may be reasonably expected to be used in a product of the Company; (ii) results from work that I have been assigned as part of my duties as an employee of the Company; (iii) is in an area of technology which is the same as or substantially related to the areas of technology with which I am involved; (iv) is useful, or which the Company reasonably expects may be useful, in any manufacturing or product design process of the Company; or (v) utilizes any Confidential Information.

2. All Inventions developed while employed by the Company in the scope of such my employment and duties belong to and are the sole property of the Company and will be subject to this Agreement. I assign to the Company all right, title, and interest I may have or may acquire in and to all Inventions. I shall sign and deliver to the Company (during and after employment) any other documents that the Company considers reasonably necessary to provide evidence of
(i) the assignment of all of my rights, if any, in any Inventions and (ii) the Company's ownership of such Inventions.

3. I will assist the Company in applying for, prosecuting, obtaining, or enforcing any patent, copyright, or other right or protection relating to any Invention, all at the Company's expense but without consideration to me in excess of my salary or wages. If the Company requires any assistance after termination of my employment, I will be compensated for time actually spent in providing that assistance at an hourly rate equivalent to my salary or wages during the last period of employment with the Company.

4. If the Company is unable to secure my signature on any document necessary to apply for, prosecute, obtain, or enforce any patent, copyright, or other right or protection relating to any Invention, whether due to my mental or physical incapacity or any other cause, I hereby irrevocably designate and appoint the Company and each of its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf to execute and file any such document and to do all other lawfully permitted acts to further the prosecution, issuance, and enforcement of patents, copyrights, or other rights or protections, with the same force and effect as if executed and delivered by me.

                            [SIGNATURE PAGE FOLLOWS]

EMPLOYEE:                      [                                ]
                                --------------------------------


-----------------------        -------------------------------------------------
Signature of Employee          Signature of Authorized Company Representative


-----------------------        -------------------------------------------------
Print Name of Employee         Title of Representative


-----------------------        -------------------------------------------------
Date                           Date


              SIGNATURE PAGE TO ASSIGNMENT OF INVENTIONS AGREEMENT

                                   Schedule 2
                                   ----------

                      MUTUAL AGREEMENT TO ARBITRATE CLAIMS
                      ------------------------------------

          I recognize that differences may arise between the Company and me during or following my employment with the Company, and that those differences may or may not be related to my employment. I understand and agree that by entering into this Mutual Agreement to Arbitrate Claims ("Agreement"), I
                                                                  ---------
anticipate gaining the benefits of a speedy, impartial, final and binding dispute-resolution procedure.

          Except as provided in this Agreement, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this Agreement. To the extent that the Federal Arbitration Act is inapplicable, or held not to require arbitration of a particular claim or claims, state law pertaining to agreements to arbitrate shall apply.

Claims  Covered  by  the  Agreement
-----------------------------------

          The Company and I mutually consent to the resolution by arbitration of all claims or controversies ("claims"), past, present or future, whether or not arising out of my employment (or its termination), that the Company may have against me or that I may have against any of the following (1) the Company, (2) its officers, directors, employees or agents in their capacity as such or otherwise, (3) the Company's parent, subsidiary and affiliated entities, (4) the Company's benefit plans or the plans' sponsors, fiduciaries, administrators, affiliates and agents, and/or (5) all successors and assigns of any of them.

          The only claims that are arbitrable are those that, in the absence of this Agreement, would have been justiciable under applicable state or federal law. The claims covered by this Agreement include, but are not limited to: claims for wages or other compensation due; claims for breach of any contract or covenant (express or implied); tort claims; claims for discrimination
(including, but not limited to, race, sex, sexual orientation, religion, national origin, age, marital status, physical or mental disability or handicap, or medical condition); claims for benefits (except claims under an I benefit or pension plan that either (1) specifies that its claims procedure shall culminate in an arbitration procedure different from this one, or (2) is underwritten by a commercial insurer which decides claims); and claims for violation of any federal, state, or other governmental law, statute, regulation, or ordinance, except claims excluded in the section of this Agreement entitled "Claims Not Covered By The Agreement."

          Except as otherwise provided in this Agreement, both the Company and I agree that neither of us shall initiate or prosecute any lawsuit or administrative action (other than an administrative charge of discrimination to the Equal Employment Opportunity Commission, California Department of Fair Employment and Housing or similar fair employment practices agency, or an administrative charge within the jurisdiction of the National Labor Relations Board), in any way related to any claim covered by this Agreement.

Claims  Not  Covered  by  the  Agreement
----------------------------------------

          Claims for workers' compensation or unemployment compensation benefits are not covered by this Agreement.

          Also not covered are claims by the Company or by me for temporary restraining orders or preliminary injunctions ("temporary equitable relief") in cases in which such temporary equitable relief would be otherwise authorized by law. Such resort to temporary equitable relief shall be pending and in aid of arbitration only, and in such cases the trial on the merits of the action will occur in front of, and will be decided by, the Arbitrator, who will have the same ability to order legal or equitable remedies as could a court of general jurisdiction.

Time  Limits  for  Commencing  Arbitration  and  Required  Notice  of All Claims
--------------------------------------------------------------------------------

          The Company and I agree that the aggrieved party must give written notice of any claim to the other party no later than the expiration of the statute of limitations (deadline for filing) that the law prescribes for the claim. Otherwise, the claim shall be void and deemed waived. I understand that the aggrieved party is encouraged to give written notice of any claim as soon as possible after the event or events in dispute so that arbitration of any differences may take place promptly.

          Written notice to the Company, or its officers, directors, employees or agents, shall be sent to the Company's chief operating officer or chief legal officer or person with similar authority at the Company's then-current address. I will be given written notice at the last address recorded in my personnel file.

          The written notice shall identify and describe the nature of all claims asserted, the facts upon which such claims are based and the relief or remedy sought. The notice shall be sent to the other party by certified or registered mail, return receipt requested.

Representation
--------------

          Any party may be represented by an attorney or other representative selected by the party.

Discovery
---------

          Each party shall have the right to take depositions of up to 10 fact witnesses and any expert witness designated by another party. Each party also shall have the right to make requests for production of documents to any party and to subpoena documents from third parties. Requests for additional discovery may be made to the Arbitrator selected pursuant to this Agreement. The Arbitrator may grant an order for such requested additional discovery if the Arbitrator finds that the party requires it to adequately arbitrate a claim, taking into account the parties' mutual desire to have a fast, cost-effective dispute resolution mechanism.

Designation  of  Witnesses
--------------------------

          At least 30 days before the arbitration, the parties must exchange lists of witnesses, including any experts, and copies of all exhibits intended to be used at the arbitration.

Subpoenas
---------

          Each party shall have the right to subpoena witnesses and documents for the arbitration as well as documents relevant to the case from third parties.

Arbitration  Procedures
-----------------------

          The  arbitration  will  be  held  under  the  auspices of a sponsoring organization,  either  the  American Arbitration Association ("AAA") or Judicial
                                                               ---
Arbitration & Mediation Services, with the designation of the sponsoring organization to be made by the party who did not initiate the claim.

          The Company and I agree that, except as provided in this Agreement, the arbitration shall be in accordance with the sponsoring organization's then-current employment arbitration rules/procedures. The Arbitrator shall be either a retired judge, or an attorney who is experienced in employment law and licensed to practice law in the state in which the arbitration is convened (the "Arbitrator"). The arbitration shall take place in or near the city in which I
 ----------
am  or  was  last  employed  by  the  Company.

          The Arbitrator shall be selected as follows. The sponsoring organization shall give each party a list of eleven (11) arbitrators drawn from its panel of employment dispute arbitrators. Each party shall have ten (10) calendar days from the postmark date on the list to strike all names on the list it deems unacceptable. If only one common name remains on the lists of all parties, that individual shall be designated as the Arbitrator. If more than one common name remains on the lists of all parties, the parties shall strike names alternately from the list of common names until only one remains. The party who did not initiate the claim shall strike first. If no common name exists on the lists of all parties, the sponsoring organization shall furnish an additional list of eleven (11) arbitrators from which the parties shall strike alternately, with the party initiating the claim striking first, until only one name remains. That person shall be designated as the Arbitrator.

     The Arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state in which the claim arose, or federal law, or both, as applicable to the claim(s) asserted. The Arbitrator is without jurisdiction to apply any different substantive law or law of remedies. The Federal Rules of Evidence shall apply. The Arbitrator shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Agreement, including but not limited to any claim that all or any part of this Agreement is void or voidable. The arbitration shall be final and binding upon the parties, except as provided in this Agreement.

          The Arbitrator shall have jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person, as the Arbitrator deems advisable. The Arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.

          Either party, at its expense, may arrange for and pay the cost of a court reporter to provide a stenographic record of proceedings.

          Should any party refuse or neglect to appear for, or participate in, the arbitration hearing, the Arbitrator shall have the authority to decide the dispute based upon whatever evidence is presented.

          Either party, upon request at the close of hearing, shall be given leave to file a post-hearing brief. The time for filing such a brief shall be set by the Arbitrator.

          The Arbitrator shall render an award and written opinion in the form typically rendered in labor arbitrations no later than thirty (30) days from the date the arbitration hearing concludes or the post-hearing briefs (if requested) are received, whichever is later. The opinion shall include the factual and legal basis for the award.

          Either party shall have the right, within twenty (20) days of issuance of the Arbitrator's opinion, to file with the Arbitrator a motion to reconsider (accompanied by a supporting brief), and the other party shall have twenty (20) days from the date of the motion to respond. The Arbitrator thereupon shall reconsider the issues raised by the motion and, promptly, either confirm or change the decision, which (except as provided by law) shall then be final and conclusive upon the parties.

Arbitration  Fees  and  Costs
-----------------------------

          The Company will be responsible for paying any filing fee and the fees and costs of the Arbitrator; provided, however, that if I am the party initiating the claim, I will contribute an amount equal to the filing fee to initiate a claim in the court of general jurisdiction in the state in which I am (or was last) employed by the Company. Each party shall pay for its own costs and attorneys' fees, if any. However, if any party prevails on a statutory claim which affords the prevailing party attorneys' fees and costs, or if there is a written agreement providing for attorneys' fees and/or costs, the Arbitrator may award reasonable attorneys' fees and/or costs to the prevailing party, applying the same standards a court would apply under the law applicable to the claim(s).

Judicial  Review
----------------

          Either party may bring an action in any court of competent jurisdiction to compel arbitration under this Agreement and to enforce an arbitration award.

Interstate  Commerce
--------------------

          I understand and agree that the Company is engaged in transactions involving interstate commerce.

Requirements  for  Modification  or  Revocation
-----------------------------------------------

          This Agreement to arbitrate shall survive the termination of my employment and the expiration of any benefit plan. It can only be revoked or modified by a writing signed by both the Company's Chief Executive Officer and me which specifically states an intent to revoke or modify this Agreement.

Sole  and  Entire  Agreement
----------------------------

          This is the complete agreement of the parties on the subject of arbitration of disputes (except for any arbitration agreement in connection with any pension or benefit plan). This Agreement supersedes any prior or contemporaneous oral or written understandings on the subject. No party is relying on any representations, oral or written, on the subject of the effect, enforceability or meaning of this Agreement, except as specifically set forth in this Agreement.

Construction
------------

          If any provision of this Agreement is adjudged to be void or otherwise unenforceable, in whole or in part, such adjudication shall not affect the validity of the remainder of the Agreement. All other provisions shall remain in full force and effect.

Consideration
-------------

          The promises by the Company and by me to arbitrate differences, rather than litigate them before courts or other bodies, provide consideration for each other.

Not  an  Employment  Agreement

          This Agreement is not, and shall not be construed to create, any contract of employment, express or implied. Nor does this Agreement in any way alter the "at-will" status of my employment.

Voluntary  Agreement
--------------------

          I ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ITS TERMS, THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THE AGREEMENT ARE CONTAINED IN IT, AND THAT I HAVE ENTERED INTO THE AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

          I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.

                                                              Employee initials:

                                                              ------------------

          I FURTHER ACKNOWLEDGE THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISH TO DO SO.

EMPLOYEE:                      [                    ]
                                --------------------


-----------------------        -------------------------------------------------
Signature of Employee          Signature of Authorized Company Representative


-----------------------        -----------------------
Print Name of Employee         Title of Representative


-----------------------        -----------------------
Date                           Date


             SIGNATURE PAGE TO MUTUAL AGREEMENT TO ARBITRATE CLAIMS

                               SCHEDULE 2.06(A)(1)

                           INCENTIVE COMPENSATION (1)

On the date that is 30 days following the issuance of Purchaser's Form 10K (the "Incentive Bonus Date") for the fiscal years 2007, 2008 and 2009 (each such year
 --------------------
being  a  "Performance Year"), the board of directors of Purchaser (the "Board")
           ----------------                                              -----
shall pay to the Sellers a bonus based on a comparison of the audited year-end financials of the Cotton Group Companies to the projected financials of the Cotton Group Companies. Based on the results of such comparison, the Sellers may be eligible for an incentive bonus calculated as follows:

1.     For  each  Performance Year, the total amount of the bonus pool available shall  be  equal  to  25%  of  the  audited  pre-tax  income of the Cotton Group
Companies  for  such  Performance  Year  (the  "Bonus  Pool  Amount").
                                                -------------------

2. The aggregate amount of incentive bonuses payable for each Performance Year shall be an amount equal to (a) the Bonus Pool Amount, multiplied by (b) the percentage set forth in the table below opposite the applicable Financial Performance Target, calculated as set forth herein.

------------------------------------------------------------------------
Actual Performance < 5% Financial Performance Target                  0%
------------------------------------------------------------------------
Actual Performance >= 5% but < 20% Financial Performance Target       5%
------------------------------------------------------------------------
Actual Performance >= 20% but < 35% Financial Performance Target     20%
------------------------------------------------------------------------
Actual Performance >= 35% but < 50% Financial Performance Target     35%
------------------------------------------------------------------------
Actual Performance >= 50% but < 65% Financial Performance Target     50%
------------------------------------------------------------------------
Actual Performance >= 65% but < 80% Financial Performance Target     70%
------------------------------------------------------------------------
Actual Performance >= 80% but < 90% Financial Performance Target     90%
------------------------------------------------------------------------
Actual Performance >= 90% but < 100% Financial Performance Target   100%
------------------------------------------------------------------------
Actual Performance >= 100% but < 110% Financial Performance Target  110%
------------------------------------------------------------------------
Actual Performance >= 110% Financial Performance Target             120%
------------------------------------------------------------------------

3.     The  "Financial  Performance  Target" shall be an amount equal to (i) the
             ------------------------------
sum of the (x) Revenue Factor, (y) EBITDA Factor, and (z) Net Income Factor, for each Performance Year, as set forth below:

--------------------------------------------------------------------
PERFORMANCE YEAR  PROJECTED REVENUE  PROJECTED EBITDA  PROJECTED NET
                                                          INCOME
----------------  -----------------  ----------------  -------------
     FY 2007
----------------  -----------------  ----------------  -------------
     FY 2008
----------------  -----------------  ----------------  -------------
     FY 2009
--------------------------------------------------------------------

----------------------
     (1) To be allocated pro rata with Troy Crochet and certain employees of Crochet & Borel Services, Inc., as agreed by the Sellers and Troy Crochet.

4. "Actual Performance" shall be an amount equal to the sum of actual (i) Revenue Factor, (ii) EBITDA Factor and (iii) Net Income Factor, for any Performance Year.

5. The Revenue Factor, the EBITDA Factor and the Net Income Factor shall be calculated in accordance with GAAP.

Any bonus due shall be payable in cash, to the extent such cash payment is permitted under the loan agreements to which the Cotton Group Companies and Purchaser are a party. If such agreements do not permit payment of such bonus in cash, then the bonus shall be paid in shares of Charys common stock, at the Market Price as of the last trading day of the applicable Performance Year.

     For  purposes  of  this  Exhibit A, the terms set forth above shall mean as
                              ---------
follows:

         (i)   Revenue  Factor  shall be a percentage equal to  the  product  of
               ---------------
               (x) forty percent (40%) multiplied by (y) a fraction the numerator of which is the Cotton Group Companies' actual revenues for a Performance Year and the denominator of which is the Cotton Group Companies' projected revenues for such corresponding Performance Year.

         (ii)  EBITDA  Factor shall be a percentage equal  to,  the  product  of
               -------------
               (x) fifty percent (50%) multiplied by (y) a fraction the numerator of which is the Cotton Group Companies' actual EBITDA for a Performance Year and the denominator of which is the Cotton Group Companies' projected EBITDA for such corresponding Performance Year.

         (iii) Net  Income  Factor  shall  be  a  percentage  equal  to,  the
               -------------------
               product of (x) ten percent (10%) multiplied by (y) a fraction the numerator of which is the Cotton Group Companies' actual audited pre-tax net income for a Performance Year and the denominator of which is the Cotton Group Companies' projected pre-tax net income for such corresponding Performance Year.

EXAMPLE  CALCULATION
--------------------

By  way  of  example,  and  for  illustrative purposes only, the following model depicts the manner in which the bonus shall be calculated for a single Performance Year. The numbers and assumptions used herein are not intended to be the final projections or Bonus Pool Amount for purposes of this Schedule
                                                                        --------
2.06(1).
--------

---------------------------------------------------------------------------
PERFORMANCE YEAR  PROJECTED REVENUE   PROJECTED EBITDA     PROJECTED NET
                                                               INCOME
----------------  ------------------  -----------------  ------------------
     FY 2007      $        5,000,000  $       1,000,000  $          500,000
----------------  ------------------  -----------------  ------------------
PERFORMANCE YEAR    ACTUAL REVENUE      ACTUAL EBITDA     ACTUAL NET INCOME
----------------  ------------------  -----------------  ------------------
     FY 2007      $        6,000,000  $         800,000  $          250,000
---------------------------------------------------------------------------

Whereby:

1)  Revenue  Factor  =  48%;  EBITDA  Factor  =  40%;  Net  Income  Factor=5%

2)  Calculation  Value  =  48%  +  40%  +  5%  =  93%

3)  Incentive  Bonus  payable  based  on  a  calculation  value of 93% = $58,125

                               SCHEDULE 2.06(A)(2)

                               INCENTIVE EMPLOYEES

                                SCHEDULE 2.06(B)

                     INTEGRATION INCENTIVE COMPENSATION (2)

During the period beginning on the Closing Date and ending on the third anniversary of the Closing Date (the "Integration Incentive Period"), the
                                            -----------------------------
Sellers shall be entitled to additional equity compensation determined in accordance with the following provisions:

1. As soon as reasonably practicable following the Closing Date, the Sellers shall provide to the Purchaser a schedule identifying potential acquisition targets conducting business similar to the Cotton Group Business (the "Acquisition Targets" and each, an "Acquisition Target"). For each Acquisition
 --------------------                ------------------
Target,  the  Sellers  shall  identify  the  target  annual revenue (the "Target
                                                                          ------
Revenue")  of  such  Acquisition  Target.
-------

2. On the third anniversary of the Closing Date, the Sellers shall be entitled to a bonus calculated as follows, payable in cash or shares of shares of Charys common stock, in Purchaser's discretion: (A) Bonus Multiplier, multiplied by (B) the Integration Bonus Pool.
--------------

The  term  "Bonus  Multiplier" means a percentage, (A) the numerator of which is
            -----------------
the actual aggregate revenue for all Acquisition Targets measured over the trailing twelve months from Charys' fiscal year end in the year in which such Acquisition Target is acquired (or, if the target is acquired in September 2006, the actual revenue of the Acquisition Target from 5-1-06 thru 4-31-07), and (B) the denominator of which is the aggregate Target Revenue for all Acquisition Targets. An example calculation of the Bonus Multiplier is as follows:

----------------------------------------
                          First Year
          Projected         Actual
           Millions    in year acquired
--------  ----------  ------------------
Target A  $       30  $              20
Target B  $       20  $              20
Target C  $      100  $             110
Target D  $       40  Did not acquire
Target E  $       10  $              40
--------  ----------  ------------------
          $      200  $             190

LIMIT                             95.00%
----------------------------------------

----------------------
     (2) To be allocated pro rata with Troy Crochet and certain employees of Crochet & Borel Services, Inc., as agreed by the Sellers and Troy Crochet.

The term "Integration Bonus Pool" means the aggregate audited pre-tax revenue of
          ----------------------
all Acquisition Targets during the Integration Incentive Period. An example calculation of the Integration Bonus Pool follows:

------------------------------------------------------
                        Actual
                        Pre-tax
                         Year 1      Year 2     Year 3
---------------------  ---------  -----------  -------
Target A               $       3  $        -1  $    -2
Target B               $       2  $         2  $     1
Target C                          $        15  $    17
Target D
Target E                                       $    15
---------------------  ---------  -----------  -------
                       $       5  $        16  $    31

POOL                   $       1  $         4  $     8

TOTAL POOL PAYABLE AT END OF YEAR THREE        $    13
AMOUNT EARNED LIMITED TO 95%                   $ 12.35
------------------------------------------------------

                                  SCHEDULE 6.13

                               SPIN-OFF AGREEMENT

The following general terms and conditions shall be more fully reflected in a definitive agreement to be negotiated in good faith and, if reasonably acceptable to both Purchaser and the Sellers, executed, on or prior to the Closing Date.

     - Purchaser shall maintain separate books and records and separately audited financial statements for a to-be-formed holding company holding (the "Disaster Remediation Holding Company") all of
                                   ------------------------------------
          Purchaser's current future subsidiaries operating in the Disaster Remediation industry (the "Disaster Remediation Businesses") during
                                        -------------------------------
          the period beginning on the Closing and ending on the third anniversary of the Closing (the "Preparation Period") and during the
                                             ------------------
          period ending on the third anniversary of the Closing and ending on the sixth anniversary of the Closing (the "Option Period").
                                                            --------------

     - During the Option Period, Sellers, collectively with the management of all of Purchaser's Disaster Remediation Businesses (collectively with Sellers, the "Disaster Remediation Management
                                               ---------------------------------
          Team"),  may  cause Purchaser to effectuate a spin-off of the Disaster
          ----
          Remediation Holding Company (a "Spin-Off Transaction") into a separate
                                          --------------------
          publicly-traded entity provided that the conditions set forth in the following section are met.

     - The Disaster Remediation Management Team may only cause Purchaser to effectuate a Spin-Off Transaction in the event that (a) during the three year period prior to the Disaster Remediation Management Team's notification of its intent to effectuate a spin-off (the "Spin-Off
                                                                        --------
          Notice  Date")  the  aggregate net revenue of the Disaster Remediation
          ------------
          Holding Company was greater than or equal to $750,000,000, (b) during the three year period prior to the Spin-Off Notice Date, the aggregate net earnings of the Disaster Remediation Holding Company are greater than or equal to $150,000,000, (c) the Disaster Remediation Management Team collectively hold in excess of 10,000,000 shares of Charys' common stock, and (d) the per share Market Price of Charys' common stock for twenty (20) consecutive trading days prior to the Spin-Off Notice Date is in excess of $20 per share, adjusted for any splits or dividends occurring between the Closing Date and the Spin-Off Notice Date.

     - The Spin-Off Transaction shall be effectuated by granting to each shareholder of Purchaser as of the effective date of the Spin-Off
          Transaction one publicly traded share of the Corporation for each share of Purchaser Stock held by such Shareholder. Simultaneously with the issuance of such shares, each member of the Disaster Remediation Management Team shall tender to Purchaser not less than 80% of the shares of Purchaser Stock held by such member of the Disaster Remediation Management Team in exchange for an equal number of shares of the Disaster Remediation Holding Company.